FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-228597-10

December 2, 2021

BENCHMARK 2021-B31 Commercial Mortgage Trust

Free Writing Prospectus Structural and Collateral Term Sheet
$1,496,650,164 (Approximate Initial Mortgage Pool Balance)

$1,261,863,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor

Commercial Mortgage Pass-Through Certificates, Series 2021-B31

Citi Real Estate Funding Inc. German American Capital Corporation JPMorgan Chase Bank, National Association Goldman Sachs Mortgage Company
As Sponsors and Mortgage Loan Sellers

Citigroup	J.P. Morgan	Goldman Sachs & Co. LLC	Deutsche Bank Securities
Co-Lead Managers and Joint Bookrunners

Academy Securities		Drexel Hamilton
Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

CERTIFICATE SUMMARY

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about December 2, 2021, included as part of our registration statement (SEC File No. 333-228597) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$19,800,000	30.000%	%	(6)	2.68	01/22 – 11/26
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$138,050,000	30.000%	%	(6)	4.90	11/26 – 11/26
Class A-3	AAA(sf) / AAAsf / AAA(sf)	$23,220,000	30.000%	%	(6)	6.90	11/28 – 11/28
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-5	AAA(sf) / AAAsf / AAA(sf)	(7)	30.000%	%	(6)	(7)	(7)
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$23,526,000	30.000%	%	(6)	7.36	11/26 – 08/31
Class X-A	AA-(sf) / AAAsf / AAA(sf)	$1,137,454,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AA-(sf) / AAAsf / AAA(sf)	$142,182,000	20.000%	%	(6)	9.98	12/31 – 12/31
Class B	NR / AA-sf / AA-(sf)	$63,981,000	15.500%	%	(6)	9.98	12/31 – 12/31
Class C	NR / A-sf / A-(sf)	$60,428,000	11.250%	%	(6)	9.98	12/31 – 12/31

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-B	NR / A-sf / AAA(sf)	$124,409,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-D	NR / BBB-sf / BBB-(sf)	$63,981,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-F	NR / BB-sf / BB-(sf)	$26,660,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-G	NR / B-sf / B(sf)	$14,218,000(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-H	NR / NR / NR	$55,095,655(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	NR / BBBsf / BBB(sf)	$37,322,000	8.625%	%	(6)	9.98	12/31 – 12/31
Class E	NR / BBB-sf / BBB-(sf)	$26,659,000	6.750%	%	(6)	9.98	12/31 – 12/31
Class F	NR / BB-sf / BB-(sf)	$26,660,000	4.875%	%	(6)	9.98	12/31 – 12/31
Class G	NR / B-sf / B(sf)	$14,218,000	3.875%	%	(6)	9.98	12/31 – 12/31
Class H	NR / NR / NR	$55,095,655	0.000%	%	(6)	9.98	12/31 – 12/31
Class S(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NON-OFFERED VERTICAL RISK RETENTION INTEREST(10)

Non-Offered Eligible Vertical Interest	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Combined VRR Interest Balance(2)	Approximate Initial Credit Support(3)	Initial Effective Interest Rate(4)	Effective Interest Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Combined VRR Interest(12)	NR / NR / NR	$74,832,509(13)	N/A(13)	%(14)	(14)	9.25	01/22 – 12/31

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the classes of Principal Balance Certificates (as defined in footnote (13) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates, would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Principal Balance Certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Class X Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

(3)	“Approximate Initial Credit Support” means, with respect to any class of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below), the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the Combined VRR Interest (as defined in footnote (12) below).

(4)	Approximate per annum rate as of the Closing Date.

(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X, Class S and Class R certificates, the “Non-Vertically Retained Certificates”, and the Non-Vertically Retained Certificates, collectively with the Class VRR certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class S and Class R certificates, are collectively referred to in this term sheet as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(7)	The exact initial certificate balances of the Class A-4 and Class A-5 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-4 and Class A-5 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-4 and Class A-5 certificates is expected to be approximately $790,676,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-4	$0 – $370,000,000	NAP – 9.84	NAP / 08/31 – 11/31
Class A-5	$420,676,000 – $790,676,000	9.95 – 9.90	11/31 – 12/31 / 08/31 – 12/31

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):

Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S
Class X-B	Class B and Class C
Class X-D	Class D and Class E
Class X-F	Class F
Class X-G	Class G
Class X-H	Class H

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(10)	The classes of certificates set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered by this Term Sheet.

(11)	Neither the Class S certificates nor the Class R certificates will have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. A specified portion of the “excess interest” accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates as set forth in “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(12)	In satisfaction of CREFI’s risk retention obligations as retaining sponsor for this securitization transaction, CREFI is expected to acquire (or cause one or more other retaining parties to acquire) from the depositor, on the closing date for this securitization transaction, portions of an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $74,832,509 (the “Combined VRR Interest”), which is expected to represent at least 5% of the aggregate principal balance of all the “ABS interests” (i.e. of the sum of the aggregate initial certificate balance of all of the certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this securitization transaction. The Combined VRR Interest will consist of the “Uncertificated VRR Interest” and the “Class VRR Certificates” (each as defined under “Credit Risk Retention” in the Preliminary Prospectus). The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest”, “ABS interests” and “single vertical security” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.

(13)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest (the “Combined VRR Interest Balance”) and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates, respectively. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this Term Sheet as the “Principal Balance Certificates”.

(14)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)(2)
Initial Pool Balance(3)	$1,496,650,164
Number of Mortgage Loans	57
Number of Mortgaged Properties	97
Average Cut-off Date Balance	$26,257,020
Weighted Average Mortgage Rate	3.40504%
Weighted Average Remaining Term to Maturity/ARD (months)(4)	113
Weighted Average Remaining Amortization Term (months)(5)	374
Weighted Average Cut-off Date LTV Ratio(6)	54.9%
Weighted Average Maturity Date/ARD LTV Ratio(4)(6)	53.4%
Weighted Average UW NCF DSCR(7)(8)	2.89x
Weighted Average Debt Yield on Underwritten NOI(9)	11.2%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	11.4%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	7.6%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	66.1%
% of Initial Pool Balance of Mortgage Loans that are Interest Only – ARD	14.9%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	34.4%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	17.0%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a loan combination (as defined under “Collateral Overview—Loan Combination Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	In the case of Loan Nos. 20 and 21, Harbor Bay Portfolio and Fresenius Industrial, the mortgage loans are cross-collateralized and cross-defaulted. As such, all calculations herein are based on the aggregate Cut-off Date Balance, Balloon Balance, Underwritten NOI, Underwritten NCF and Annual Debt Service of the Harbor Bay Portfolio Mortgage Loan and the Fresenius Industrial Mortgage Loan.

(3)	Subject to a permitted variance of plus or minus 5%.

(4)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(5)	Excludes mortgage loans that are interest-only for the entire term.

(6)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, or (iii) the “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(7)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due.

(8)	With respect to one mortgage loan, representing approximately 2.9% of the initial pool balance, which amortizes based on a non-standard amortization schedule, Annual Debt Service for the UW NCF DSCR was calculated based on the sum of the first 12 principal and interest payments on the mortgage loan following the closing date.

(9)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Deutsche Bank Securities Inc. J.P. Morgan Securities LLC Goldman Sachs & Co. LLC
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$1,496,650,164

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Asset Representations Reviewer:	Pentalpha Surveillance LLC
Risk Retention Consultation Parties:	Citi Real Estate Funding Inc. and Deutsche Bank AG, New York Branch
Credit Risk Retention:

For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.

Closing Date:	On or about December 22, 2021
Cut-off Date:

With respect to each mortgage loan, the due date in December 2021 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to December 2021, the date that would have been its due date in December 2021 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 11th day of each month or next business day, commencing in January 2022
Distribution Date:	The 4th business day after the Determination Date, commencing in January 2022
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	December 2054

Cleanup Call:	1.0%

Minimum Denominations:

$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter for all the offered certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$1,261,863,000 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 57 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,496,650,164 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $26,257,020 and are secured by 97 mortgaged properties located throughout 28 states.

—	LTV: 54.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.89x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.2% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4/ A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 19.0% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	11.4% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	7.6% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 69.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 90.4% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.15x coverage or (ii) a 5.5% debt yield, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 40 mortgage loans representing 63.4% of the Initial Pool Balance

–	Insurance: 25 mortgage loans representing 32.9% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 39 mortgage loans representing 61.3% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 25 mortgage loans representing 62.5% of the portion of the Initial Pool Balance that is secured by office, industrial, retail, self storage (with commercial tenants), mixed use and multifamily (with commercial tenants) properties

—	Predominantly Defeasance Mortgage Loans: 66.7% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 30.0% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Multifamily: 18.5% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Retail: 17.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (15.7% are anchored retail properties)

—	Mixed Use: 18.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Industrial: 13.0% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■	Geographic Diversity: The 97 mortgaged properties are located throughout 28 states, with only four states having equal to or greater than 10.0% of the allocated Initial Pool Balance: Massachusetts (14.8%), New York (12.6%), New Jersey (12.4%) and California (10.0%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	28	63	$587,531,014	39.3%
German American Capital Corporation	12	15	294,255,000	19.7
JPMorgan Chase Bank, National Association	9	11	262,300,000	17.5
German American Capital Corporation, JPMorgan Chase Bank, National Association(1)	1	1	148,140,816	9.9
Goldman Sachs Mortgage Company	6	6	110,423,334	7.4
German American Capital Corporation, Citi Real Estate Funding Inc.(2)	1	1	94,000,000	6.3
Total	57	97	$1,496,650,164	100.0%

(1)	German American Capital Corporation and JPMorgan Chase Bank, National Association are co-sponsors with respect to the CX – 350 & 450 Water Street mortgage loan (9.9%), which mortgage loan is evidenced by 4 promissory notes: (i) notes A-1-2, A-1-4 and A-1-9, with an aggregate outstanding principal balance of approximately $124,161,224 as of the cut-off date, as to which German American Capital Corporation is acting as mortgage loan seller; and (ii) note A-3-3, with an outstanding principal balance of approximately $23,979,592 as of the cut-off date, as to which JPMorgan Chase Bank, National Association is acting as mortgage loan seller.
(2)	German American Capital Corporation and Citi Real Estate Funding Inc. are co-sponsors with respect to the Greenwich Office Park mortgage loan (6.3%), which mortgage loan is evidenced by two promissory notes: (i) note A-1, with an outstanding principal balance of $56,400,000 as of the cut-off date, as to which German American Capital Corporation is acting as mortgage loan seller; and (ii) note A-2, with an outstanding principal balance of $37,600,000 as of the cut-off date, as to which Citi Real Estate Funding Inc. is acting as mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	CX - 350 & 450 Water Street	$148,140,816	9.9%	Mixed Use	915,233	$889	3.50x	9.9%	41.7%
2	Greenwich Office Park	94,000,000	6.3%	Office	343,249	$274	3.06x	10.4%	64.2%
3	Novo Nordisk HQ	75,000,000	5.0%	Office	731,104	$288	3.16x	9.2%	63.8%
4	One Memorial Drive	63,150,000	4.2%	Office	409,422	$731	3.63x	10.2%	36.1%
5	Memphis Industrial Portfolio	58,500,000	3.9%	Various	2,265,636	$26	3.01x	11.3%	58.1%
6	Hall Office Portfolio	58,000,000	3.9%	Office	298,212	$194	1.53x	9.2%	67.7%
7	La Encantada	55,000,000	3.7%	Retail	245,955	$415	2.70x	9.3%	58.7%
8	TLR Portfolio	48,000,000	3.2%	Multifamily	688	$120,640	1.78x	7.4%	65.4%
9	40 Gansevoort	45,600,000	3.0%	Mixed Use	62,047	$735	1.92x	7.9%	68.1%
10	In-Rel 4 Portfolio	43,500,000	2.9%	Various	641,784	$68	2.15x	12.8%	70.2%
	Top 10 Total / Wtd. Avg.	$688,890,816	46.0%				2.83x	9.8%	56.8%
	Remaining Total / Wtd. Avg.	807,759,348	54.0%				2.93x	12.4%	53.3%
	Total / Wtd. Avg.	$1,496,650,164	100.0%				2.89x	11.2%	54.9%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.

(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
CX - 350 & 450 Water Street	$148,140,816	9.9%	$665,859,184	$411,000,000	$1,225,000,000	CAMB 2021-CX2	KeyBank	Situs
Novo Nordisk HQ	$75,000,000	5.0%	$135,667,000	-	$210,667,000	Benchmark 2021-B31	Midland	Rialto
One Memorial Drive	$63,150,000	4.2%	$236,150,000	$114,700,000	$414,000,000	JPMCC 2021-1MEM	Midland	Situs
La Encantada	$55,000,000	3.7%	$47,000,000	-	$102,000,000	Benchmark 2021-B31	Midland	Rialto
TLR Portfolio	$48,000,000	3.2%	$35,000,000	-	$83,000,000	Benchmark 2021-B31	Midland	Rialto
The Eddy	$43,000,000	2.9%	-	$47,000,000	$90,000,000	Benchmark 2021-B31	Midland	Rialto
Charcuterie Artisans SLB	$40,000,000	2.7%	$23,000,000	-	$63,000,000	Benchmark 2021-B31	Midland	Rialto
Nyberg Portfolio	$40,000,000	2.7%	$23,900,000	-	$63,900,000	Benchmark 2021-B31	Midland	Rialto
Sara Lee Portfolio	$40,000,000	2.7%	$23,150,000	-	$63,150,000	Benchmark 2021-B31	Midland	Rialto
The Veranda	$30,000,000	2.0%	$70,000,000	-	$100,000,000	Benchmark 2021-B30	Midland	CWCapital
Plaza La Cienega	$20,000,000	1.3%	$70,000,000	-	$90,000,000	3650R 2021-PF1	Midland	Midland
Audubon Crossings & Commons	$18,888,334	1.3%	$27,835,439	-	$46,723,773	Benchmark 2021-B30	Midland	CWCapital

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(2)	Each loan combination will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject loan combination. See, however, the chart entitled “Loan Combination Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
CX - 350 & 450 Water Street	$148,140,816	$665,859,184	-	$411,000,000	$1,225,000,000	2.79200%	41.7%	62.7%	3.50x	2.32x	9.9%	6.6%
One Memorial Drive	$63,150,000	$236,150,000	-	$114,700,000	$414,000,000	2.69250%	36.1%	50.0%	3.63x	2.63x	10.2%	7.4%
The Eddy	$43,000,000	-	-	$47,000,000	$90,000,000	2.89000%	30.4%	63.7%	3.13x	1.37x	14.4%	6.9%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.

(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Loan Combination	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(5)	Aggregate Cut-off Date Balance
CX – 350 & 450 Water Street(6)	Outside Serviced	Notes A-1-1, A-2-1, A-3-1, A-4-1, B-1, B-2, B-3, B-4	Yes (Note A-1)	—	CAMB 2021-CX2	$696,000,000
		Notes A-1-2, A-1-4, A-1-9, A-3-3	No	—	Benchmark 2021-B31	$148,140,816
		Notes A-1-3, A-3-2	No	—	Benchmark 2021-B30	$94,000,000
		Notes A-1-5, A-1-6, A-1-8	No	DBRI	Not Identified	$101,000,000
		Notes A-1-7, A-4-2, A-4-3	No	—	3650R 2021-PF1	$77,900,000
		Notes A-2-2, A-2-3, A-2-4, A-2-5	No	BANA	Not Identified	$107,959,184
						$1,225,000,000
Novo Nordisk HQ	Serviced	Note A-1	Yes	—	Benchmark 2021-B31	$75,000,000
		Notes A-2, A-3, A-4	No	DBRI	Not Identified	$135,667,000
						$210,667,000
The Eddy(6)	Serviced	Note A	Yes	—	Benchmark 2021-B31	$43,000,000
		Note B	No	AIG	Not Identified	$47,000,000
						$90,000,000
Sara Lee Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2021-B31	$40,000,000
		Note A-2	No	DBRI	Not Identified	$23,150,000
						$63,150,000
Nyberg Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2021-B31	$40,000,000
		Note A-2	No	JPMCB	Not Identified	$23,900,000
						$63,900,000
The Veranda	Outside Serviced	Note A-1	Yes	—	Benchmark 2021-B30	$70,000,000
		Note A-2	No	—	Benchmark 2021-B31	$30,000,000
						$100,000,000
One Memorial Drive(6)	Outside Serviced	Notes A-1, B-1	Yes	—	JPMCC 2021-1MEM	$255,850,000
		Notes A-2, A-3, A-4	No	—	Benchmark 2021-B30	$95,000,000
		Notes A-5, A-6	No	—	Benchmark 2021-B31	$63,150,000
						$414,000,000
La Encantada	Serviced	Note A-1	Yes	—	Benchmark 2021-B31	$55,000,000
		Note A-2	No	GSBI	Not Identified	$27,000,000
		Note A-3	No	—	Benchmark 2021-B30	$20,000,000
						$102,000,000
Audubon Crossings & Commons	Outside Serviced	Note A-1	Yes	—	Benchmark 2021-B30	$27,835,439
		Note A-2	No	—	Benchmark 2021-B31	$18,888,334
						$46,723,773
TLR Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2021-B31	$48,000,000
		Note A-2	No	—	WFCM 2021-C61	$35,000,000
						$83,000,000
Charcuterie Artisans SLB	Serviced	Note A-1	Yes	—	Benchmark 2021-B31	$40,000,000
		Note A-2	No	CREFI	Not Identified	$23,000,000
						$63,000,000
Plaza La Cienega	Outside Serviced	Note A-1	Yes	—	3650R 2021-PF1	$50,000,000
		Note A-2	No	—	Benchmark 2021-B30	$20,000,000
		Note A-3	No	—	Benchmark 2021-B31	$20,000,000
						$90,000,000

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See "Description of the Mortgage Pool—The Loan Combinations" in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

(4)	Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	Entity names have been abbreviated for presentation.

“AIG” means American International Group, Inc.

“BANA” means Bank of America, N.A.

“CREFI” means Citi Real Estate Funding Inc.

“DBRI” means DBR Investments Co. Limited.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

“GSBI” means Goldman Sachs Bank USA.

“GSMC” means Goldman Sachs Mortgage Company.

“JPMCB” means JPMorgan Chase Bank, National Association.

(6)	The subject loan combination is an AB loan combination or a Pari Passu-AB loan combination, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to another more senior note) in the subject loan combination (each identified in the chart above as a “Control Shift Note”), which more senior note will thereafter be the Controlling Note. See “Description of the Mortgage Pool—The Loan Combinations—CX - 350 & 450 Water Street Pari Passu-AB Loan Combination”, “—One Memorial Drive Pari Passu Loan Combination” and “—The Eddy Pari Passu-AB Loan Combination” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such loan combination.

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Greenwich Office Park	GACC, CREFI	Greenwich	Connecticut	Office	$94,000,000	6.3%	MSC 2016-UB12, CSMC 2016-NXSR, CGCMT 2017-P7
One Memorial Drive	JPMCB	Cambridge	Massachusetts	Office	$63,150,000	4.2%	COMM 2015-LC19, COMM 2014-CR21
40 Gansevoort	JPMCB	New York	New York	Mixed Use	$45,600,000	3.0%	CGCMT 2015-GC27
Hyde Park Gardens Cooperative	CREFI	Kew Garden Hills	New York	Multifamily	$32,442,688	2.2%	FREMF 2014-K40
SolutionReach	JPMCB	Lehi	Utah	Office	$30,400,000	2.0%	COMM 2017-COR2
Bahia Apartments	CREFI	Tampa	Florida	Multifamily	$23,959,518	1.6%	FHMS KW03
Plaza La Cienega	CREFI	Los Angeles	California	Retail	$20,000,000	1.3%	JPMBB 2013-C14
50 Penn Place	CREFI	Oklahoma City	Oklahoma	Mixed Use	$19,250,000	1.3%	WFCM 2016-C35, BACM 2016-UB10
Audubon Crossings & Commons	GSMC	Audubon	New Jersey	Retail	$18,888,334	1.3%	GSMS 2012-GC6
Somerset I	CREFI	Alsip	Illinois	Multifamily	$18,185,738	1.2%	CSAIL 2015-C4
Royal Breeze Apartments	CREFI	Clearwater	Florida	Multifamily	$14,353,735	1.0%	FNA 2019-M25
Franklin Square	GACC	Gastonia	North Carolina	Retail	$13,250,000	0.9%	COMM 2016-COR1
162-24 Jamaica Ave	CREFI	Jamaica	New York	Mixed Use	$11,400,000	0.8%	CGCMT 2015-GC27
Beacon Ridge Tower	CREFI	Birmingham	Alabama	Office	$10,800,000	0.7%	MSBAM 2016-C31
100 Concourse	CREFI	Birmingham	Alabama	Office	$10,225,000	0.7%	MSBAM 2016-C31
Fondren Hill Apartments	CREFI	Jackson	Mississippi	Multifamily	$9,786,667	0.7%	FRESB 2019-SB67
PGA Tour Superstore	CREFI	Braintree	Massachusetts	Retail	$9,072,795	0.6%	TRU 2016-TOYS
Somerset II	CREFI	Merrionette Park	Illinois	Multifamily	$5,928,683	0.4%	CSAIL 2015-C4
Willow Tree Apartments	CREFI	Southfield	Michigan	Multifamily	$5,700,000	0.4%	FRESB 2016-SB17
Kenmore	CREFI	Chicago	Illinois	Multifamily	$5,595,611	0.4%	CSAIL 2015-C4
678 Scotland	CREFI	Orange	New Jersey	Multifamily	$3,502,752	0.2%	FRESB 2018-SB53
259 Reynolds	CREFI	Orange	New Jersey	Multifamily	$3,497,248	0.2%	FRESB 2019-SB69
800 Concourse	CREFI	Birmingham	Alabama	Office	$3,225,000	0.2%	MSBAM 2016-C31
2706 Route 22	CREFI	Union	New Jersey	Retail	$2,500,000	0.2%	CGCMT 2015-GC27

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)		Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	18	$448,968,916	30.0%	2.89	x	57.7%	10.4%
Suburban	14	328,618,916	22.0	2.78	x	62.2%	10.5%
CBD	2	93,550,000	6.3	3.14	x	46.0%	10.1%
Medical	2	26,800,000	1.8	3.41	x	43.4%	10.7%
Mixed Use	10	$278,955,171	18.6%	2.84	x	51.9%	9.5%
Office/Lab	1	148,140,816	9.9	3.50	x	41.7%	9.9%
Office/Retail	6	119,001,102	8.0	2.10	x	63.4%	9.1%
Multifamily/Retail	2	6,694,152	0.4	2.12	x	63.6%	8.2%
Retail/Multifamily	1	5,119,101	0.3	2.12	x	63.6%	8.2%
Multifamily	23	$277,465,001	18.5%	3.45	x	45.8%	14.8%
Garden	12	122,710,022	8.2	1.91	x	65.5%	8.0%
Mid Rise	6	77,762,290	5.2	2.68	x	40.3%	11.6%
Cooperative	2	67,592,688	4.5	7.21	x	15.7%	31.4%
Student Housing	2	7,000,000	0.5	2.86	x	58.6%	10.8%
Low Rise	1	2,400,000	0.2	2.89	x	27.6%	12.1%
Retail	17	$257,041,077	17.2%	2.78	x	58.4%	12.0%
Anchored	12	235,168,282	15.7	2.82	x	58.4%	12.2%
Single Tenant	4	17,772,795	1.2	2.25	x	58.5%	9.3%
Unanchored	1	4,100,000	0.3	3.26	x	57.9%	11.6%
Industrial	19	$194,660,000	13.0%	2.43	x	59.3%	9.7%
Warehouse/Distribution	10	91,930,000	6.1	2.65	x	59.9%	10.3%
Flex	3	51,600,000	3.4	2.38	x	57.3%	9.4%
Cold Storage	2	21,485,604	1.4	2.06	x	60.6%	8.9%
Manufacturing	3	21,264,396	1.4	2.07	x	60.8%	8.9%
Warehouse	1	8,380,000	0.6	2.06	x	58.2%	8.9%
Manufactured Housing	1	$18,500,000	1.2%	1.90	x	63.6%	7.4%
Other	2	$14,400,000	1.0%	2.19	x	61.8%	9.3%
Leased Fee	1	12,000,000	0.8	2.19	x	61.7%	9.3%
Child Care Facility	1	2,400,000	0.2	2.17	x	62.1%	9.1%
Self Storage	7	$6,660,000	0.4%	2.61	x	62.5%	9.5%
Total	97	$1,496,650,164	100.0%	2.89	x	54.9%	11.2%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
Massachusetts	4	$221,219,658	14.8%	$2,800,330,000	45.8%	$112,187,100	37.4%
New York	14	189,117,688	12.6	421,150,000	6.9	21,622,353	7.2
New Jersey	8	185,638,334	12.4	842,350,000	13.8	43,839,123	14.6
California	9	150,050,000	10.0	588,550,000	9.6	29,214,175	9.7
Connecticut	2	96,800,000	6.5	152,150,000	2.5	10,136,452	3.4
Texas	4	75,770,000	5.1	112,070,000	1.8	7,130,146	2.4
Tennessee	13	62,185,000	4.2	104,650,000	1.7	6,740,308	2.2
Florida	5	59,150,000	4.0	144,150,000	2.4	7,379,163	2.5
Rhode Island	2	58,250,000	3.9	137,200,000	2.2	7,355,438	2.4
Arizona	1	55,000,000	3.7	173,700,000	2.8	9,446,346	3.1
Illinois	7	44,900,000	3.0	67,200,000	1.1	3,729,271	1.2
Oregon	2	40,000,000	2.7	106,500,000	1.7	8,004,852	2.7
Utah	2	33,800,000	2.3	50,350,000	0.8	3,322,581	1.1
Michigan	4	32,200,960	2.2	71,650,000	1.2	4,037,405	1.3
Ohio	3	32,080,000	2.1	52,800,000	0.9	3,120,475	1.0
North Carolina	2	30,908,349	2.1	65,700,000	1.1	3,848,013	1.3
Alabama	3	24,250,000	1.6	34,600,000	0.6	2,970,709	1.0
Georgia	2	21,575,000	1.4	46,650,000	0.8	7,022,941	2.3
Oklahoma	1	19,250,000	1.3	27,400,000	0.4	2,609,777	0.9
Virginia	1	13,265,000	0.9	20,600,000	0.3	1,301,146	0.4
Kansas	1	9,830,000	0.7	16,400,000	0.3	819,299	0.3
Mississippi	1	9,786,667	0.7	15,300,000	0.3	823,031	0.3
Indiana	1	8,200,000	0.5	15,400,000	0.3	886,616	0.3
Colorado	1	7,173,916	0.5	12,300,000	0.2	682,689	0.2
Vermont	1	6,489,948	0.4	11,725,000	0.2	762,236	0.3
Nebraska	1	5,725,000	0.4	11,700,000	0.2	794,944	0.3
Minnesota	1	2,050,000	0.1	3,700,000	0.1	206,292	0.1
Washington	1	1,984,645	0.1	5,170,000	0.1	278,500	0.1
Total	97	$1,496,650,164	100.0%	$6,111,445,000	100.0%	$300,271,380	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,600,000 - 9,999,999	17	$109,866,615	7.3%
10,000,000 - 19,999,999	16	256,100,045	17.1
20,000,000 - 29,999,999	5	108,300,000	7.2
30,000,000 - 39,999,999	4	127,992,688	8.6
40,000,000 - 49,999,999	8	342,600,000	22.9
50,000,000 - 59,999,999	3	171,500,000	11.5
60,000,000 - 148,140,816	4	380,290,816	25.4
Total	57	$1,496,650,164	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.37 - 1.99	13	$267,584,949	17.9%
2.00 - 2.49	22	414,681,711	27.7
2.50 - 2.99	6	92,525,000	6.2
3.00 - 4.99	13	634,290,816	42.4
5.00 - 8.95	3	87,567,688	5.9
Total	57	$1,496,650,164	100.0%
(1) See footnotes (1), (2), (7) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	43	$988,631,711	66.1%
Interest Only - ARD	2	223,140,816	14.9
Amortizing Balloon	7	171,257,637	11.4
Interest Only, Amortizing Balloon	5	113,620,000	7.6
Total	57	$1,496,650,164	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable. (2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	32	$1,044,395,809	69.8%
Springing	19	306,504,355	20.5
Soft	5	128,150,000	8.6
Hard (Commercial) / Soft (Residential)	1	17,600,000	1.2
Total	57	$1,496,650,164	100.0%
Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12.5 - 49.9	11	$418,808,504	28.0%
50.0 - 59.9	18	335,196,659	22.4
60.0 - 69.9	27	699,145,001	46.7
70.0 - 70.2	1	43,500,000	2.9
Total	57	$1,496,650,164	100.0%
(1) See footnotes (1), (2) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
10.6 - 49.9	12	$425,298,452	28.4%
50.0 - 54.9	10	164,938,334	11.0
55.0 - 59.9	13	281,463,378	18.8
60.0 - 68.1	22	624,950,000	41.8
Total	57	$1,496,650,164	100.0%
(1) See footnotes (1), (2), (4), and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	34	$1,015,718,453	67.9%
Acquisition	17	340,851,711	22.8
Recapitalization	6	140,080,000	9.4
Total	57	$1,496,650,164	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2.4550 - 3.4990	20	$819,723,504	54.8%
3.5000 - 3.9990	32	612,764,993	40.9
4.0000 - 5.8870	5	64,161,667	4.3
Total	57	$1,496,650,164	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 7.9	6	$146,200,000	9.8%
8.0 - 8.9	14	245,781,712	16.4
9.0 - 9.9	13	467,940,816	31.3
10.0 - 10.9	10	288,700,000	19.3
11.0 - 11.9	5	97,809,948	6.5
12.0 - 36.6	9	250,217,688	16.7
Total	57	$1,496,650,164	100.0%
(1) See footnotes (1), (2) and (9) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.2 - 7.9	9	$228,588,334	15.3%
8.0 - 8.9	19	335,768,378	22.4
9.0 - 9.9	11	478,205,764	32.0
10.0 - 10.9	8	185,870,000	12.4
11.0 - 11.9	3	101,500,000	6.8
12.0 - 36.1	7	166,717,688	11.1
Total	57	$1,496,650,164	100.0%
(1) See footnotes (1), (2) and (9) to the table entitled “Mortgage Pool Characteristics” above.
Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$50,770,000	3.4%
36	2	$19,850,000	1.3%
60	1	$43,000,000	2.9%
Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$148,900,000	9.9%
84	2	25,686,667	1.7
116	1	13,265,000	0.9
120	51	1,308,798,497	87.4
Total	57	$1,496,650,164	100.0%
(1) See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59	3	$148,900,000	9.9%
83	2	25,686,667	1.7
116 - 120	52	1,322,063,497	88.3
Total	57	$1,496,650,164	100.0%

(1) See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)

Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	45	$1,211,772,527	81.0%
360	11	249,727,637	16.7
480	1	35,150,000	2.3
Total	57	$1,496,650,164	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.
Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	45	$1,211,772,527	81.0%
356 - 360	11	249,727,637	16.7
480	1	35,150,000	2.3
Total	57	$1,496,650,164	100.0%

 (1)     All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	45	$997,561,660	66.7%
Yield Maintenance or Defeasance	6	328,290,816	21.9
Yield Maintenance	6	170,797,688	11.4
Total	57	$1,496,650,164	100.0%
Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	40	$948,756,660	63.4%
Replacement Reserves(1)	39	$917,236,660	61.3%
TI/LC(2)	25	$741,850,809	62.5%
Insurance	25	$493,126,667	32.9%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Novo Nordisk HQ	Office	$75,000,000	5.0%	59	3.16x	9.2%	63.8%
In-Rel 4 Portfolio	Various	$43,500,000	2.9%	59	2.15x	12.8%	70.2%
SolutionReach	Office	$30,400,000	2.0%	59	2.13x	10.0%	66.7%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of Certificates, including the Class A-2 certificates, and the Uncertificated VRR Interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

Class A-3 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term (months)	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Belcan HQ	Office	$15,900,000	1.1%	83	2.41x	10.4%	60.0%
Fondren Hill Apartments	Multifamily	$9,786,667	0.7%	83	1.37x	8.4%	64.0%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-3 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of Certificates, including the Class A-3 certificates, and the Uncertificated VRR Interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW

Allocation Between

Combined VRR Interest

and Non-Vertically

Retained

Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®; and (ii) allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B, X-D, X-F,X-G and X-H certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (v) above and then (vii) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-5 certificates in clause (vi) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)	4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F, Class G and Class H certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.

Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C certificates; seventh, to the Class B certificates; eighth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class X-F, Class X-G, Class X-H, Class F, Class G and Class H certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group BC”) of the Class X-B, Class B and Class C certificates and (iii) the group (the “YM Group DE” and, together with the YM Group A and the YM Group BC, the “YM Groups”) of the Class X-D, Class D and Class E certificates pro rata, based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to such class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and such class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated among the holders of the Class F, Class G and Class H certificates as provided in the Benchmark 2021-B31 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class X-F, Class X-G, Class X-H, Class S and Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2021-B31 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the trustee will each be entitled to receive interest on advances they make at the prime rate, compounded annually.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans	One or more loan combinations may each constitute an “outside serviced loan combination”, in which case (as identified under “Collateral Overview—Loan Combination Summary” above), the Benchmark 2021-B31 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Serviced Mortgage
Loans/Outside Serviced
Mortgage Loans

(continued)	One or more loan combinations may be identified in the Preliminary Prospectus as a “servicing shift loan combination”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift loan combination will initially be serviced pursuant to the Benchmark 2021-B31 pooling and servicing agreement during which time such mortgage loan, such loan combination and each related companion loan will be a serviced mortgage loan, a serviced loan combination and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such loan combination and each related companion loan will be an outside serviced mortgage loan, an outside serviced loan combination and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2021-B31 pooling and servicing agreement); each related loan combination constitutes a “serviced loan combination”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2021-B31 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class H certificates, then, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-H certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the principal balance of the Combined VRR Interest, and the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal

Reduction Amounts

(continued)	the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan (1) that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the Benchmark 2021-B31 pooling and servicing agreement will be:

●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced loan combination as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled loan combination”), and (iii) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative; and

●	with respect to any serviced outside controlled loan combination (which may include a servicing shift loan combination or any other serviced loan combination with a controlling companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder or its representative is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related Controlling Note or its representative.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or loan combination with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class H certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative

(continued)	On the Closing Date, RREF IV Debt AIV, LP, a Delaware limited partnership or its affiliate, is expected to (i) purchase the Class G and Class H certificates and also receive the Class S Certificates, and (ii) to appoint itself or an affiliate as the initial Controlling Class Representative.

Control Termination

Event	A “Control Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	With respect to any Serviced Loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2021-B31 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2021-B31 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan and (ii) any serviced outside controlled loan combination.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled loan combination (including any servicing shift loan combination for so long as it is serviced under the Benchmark 2021-B31 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced loan combination will be: (i) the party selected by Citi Real Estate Funding Inc., and (ii) the party selected by Deutsche Bank AG, New York Branch. Each risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, none of the risk retention consultation parties will have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc. and Deutsche Bank AG, New York Branch are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2021-B31 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (with respect to all of the serviced loans other than any serviced outside controlled loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates, vote affirmatively to so replace.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled loan combination (including any servicing shift loan combination, for so long as it is serviced pursuant to the Benchmark 2021-B31 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related loan combination) and appoint a replacement special servicer for that loan combination.

At any time after the occurrence and during the continuation of a Consultation Termination Event, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the owners of the Uncertificated VRR Interest (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the applicable serviced loan(s), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of certificates evidencing at least a majority of the voting rights allocable to each class of Non-Reduced Certificates vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all the certificates (other than the Class S or Class R certificates), on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders and/or beneficial owners of principal balance certificates evidencing at least 20% of the voting rights (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances) of all principal balance certificates on an aggregate basis.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2021-B31 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2021-B31 pooling and servicing agreement.

Voting Rights	At all times during the term of the Benchmark 2021-B31 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders in the following percentages:

(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Voting Rights

(continued)	(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class S certificates, the Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced loan combination, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced loan combination, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:

●	after the occurrence and during the continuance of a Control Termination Event, reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;

●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2021-B31 pooling and servicing agreement;

●	reviewing for accuracy certain calculations made by the special servicer;

●	after the occurrence and during the continuance of a Control Termination Event, under certain conditions described in the Benchmark 2021-B31 pooling and servicing agreement, issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2021-B31 pooling and servicing agreement and identifying any material deviations therefrom;

●	after the occurrence and during the continuance of a Consultation Termination Event, recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the owners of the Uncertificated VRR Interest (as a collective whole); and

●	after the occurrence and during the continuance of a Control Termination Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2021-B31 pooling and servicing agreement) in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2021-B31 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R and the Class S certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2021-B31 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2021-B31 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner (other than a holder of Class VRR certificates) wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner (other than a holder of Class VRR certificates) does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner may deliver, within the time frame provided in the Benchmark 2021-B31 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2021-B31 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.

Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as an “eligible vertical interest” in the form of the Combined VRR Interest. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through the acquisition by Deutsche Bank AG, New York Branch (as a “majority-owned affiliate” (as defined in Regulation RR) of DBR Investments Co. Limited) of a portion of the Combined VRR Interest. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus.

The Combined VRR

Interest Prepayment

Premiums and Yield

Maintenance Charges.	On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction

Amounts	On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2021-B31 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2021-B31 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (excluding for the purposes of this calculation, the aggregate unpaid principal balance of the CX - 350 & 450 Water Street Mortgage Loan, but only if the option described above is exercised after the Distribution Date in December 2031), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the Benchmark 2021-B31 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

350 Water Street

450 Water Street

Photos shown are renderings based upon completion

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

CX - 350 and 450 Water Street
350 and 450 Water Street
Cambridge, MA 02141
Cambridge
Boston
Charles River
Somerville Ave
Washington St
McGrath Hwy
Prospect St
Hampshire St
Charlestown
Bunker Hill Community College
Twin City Plaza
John F Donnelly Field
John J Ahern Field
East Cambridge
Cambridgeside Galleria Mall
North Point Park
TD Garden
North End
The Port
Biogen Headquarters
Genzyme Corporation
Akamai Technologies
Cambridge Innovation Center
Kendall Square
Novartis Institutes for BioMedical Research
Lederman Park
Massachusetts Gen Hospital
City Hall
Christopher Columbus Waterfront Park
Faneuil Hall Marketplace
Massachusetts Institute of Technology
The Corner Mall
Boston Common
Public Garden
Back Bay
Boston University
John B. Hynes Veterans Memorial Convention Center
Copley Square
Tufts Med Ctr
Seaport District
Fenway Park
Prudential Center
Copley Place
Christian Science Church Park
Boston Convention Center
Fenway-Kenmore
Columbus Ave
Tremont St
Peters Park
D St
Back Bay Fens
Massachusetts Ave
Emmanuel College
Museum of Fine Arts
Northeastern University
South Boston
Massachusetts College of Art and Design
Boston Medical Center Harrison Campus
Wentworth Institute of Technology
South End
Ramsay Park
Tremont St
99
93
90
9
1A
Billerica
Reading
Carlisle
Burlington
Wakefield
Acton
Bedford
Lynn
Concord
Woburn
Stow
Medford
Revere
Cambridge
Wayland
Waltham
Marlborough
Newton
Boston
Brookline
Natick
Framingham
Needham
Quincy
Dedham
Norwood
Braintree
Medfield
Randolph
Milford
Canton
Sharon
Brockton
MAP © 2021 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller(4)		GACC, JPMCB
Location (City/State)	Cambridge, Massachusetts		Cut-off Date Balance(3)		$148,140,816
Property Type	Mixed Use - Laboratory/Office		Cut-off Date Balance per SF(3)		$889.39
Size (SF)	915,233		Percentage of Initial Pool Balance(3)		9.9%
Total Occupancy as of 10/14/2021	100.0%		Number of Related Mortgage Loans		3
Owned Occupancy as of 10/14/2021	100.0%		Type of Security		Fee
Year Built / Latest Renovation	2021 / NAP		Mortgage Rate(5)		2.79200%
Appraised Value(1)	$1,954,000,000		Original Term to Maturity (Months)(5)		120
Appraisal Date(1)	4/1/2023		Original Amortization Term (Months)		NAP
Borrower Sponsors(2)	DivcoWest; California State Teachers’ Retirement System; Teacher Retirement System of Texas		Original Interest-Only Period (Months)(5)		120
Property Management	Divco West Real Estate Services, Inc.		First Payment Date		12/6/2021
			Anticipated Repayment Date(5)		11/6/2031
			Final Maturity Date(5)		11/6/2036
Underwritten Revenues	$92,929,288
Underwritten Expenses	$12,225,756		Escrows(6)
Underwritten Net Operating Income (NOI)	$80,703,532			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$80,566,247		Taxes	$0	Springing
Cut-off Date LTV Ratio(1)(3)	41.7%		Insurance	$0	Springing
Maturity Date LTV Ratio(1)(3)(5)	41.7%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	3.50x / 3.50x		TI / LC	$52,062,079	Springing
Debt Yield Based on Underwritten NOI / NCF(3)	9.9% / 9.9%		Other(7)	$97,383,122	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Notes	$814,000,000	66.4%	Loan Payoff	$617,846,136	50.4%
Junior Notes	411,000,000	33.6	Principal Equity Distribution	451,939,764	36.9
			Upfront Reserves	149,445,201	12.2
			Closing Costs	5,768,900	0.5
Total Sources	$1,225,000,000	100.0%	Total Uses	$1,225,000,000	100.0%

(1)	Based on the “Prospective Market Value Upon Completion & Stabilization” appraised value of $1,954,000,000 as of April 1, 2023, which assumes that the outstanding capital expenditure of approximately $56,000,000 for 350 Water Street and $80,000,000 for 450 Water Street are fully funded and reserved by the lender, and that these reserved funds would pass with title to any purchaser of the CX – 350 & 450 Water Street Property (as defined below). The appraisal concluded to an “as-is” appraised value of $1,778,000,000 as of September 8, 2021. The “as-is” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 45.8% for the CX - 350 & 450 Water Street Senior Notes (as defined below), and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 68.9% for the CX - 350 & 450 Water Street Loan Combination (as defined below). The appraisal concluded to an aggregate “as dark” appraised value of $1,901,000,000. The “as dark” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 42.8% for the CX - 350 & 450 Water Street Senior Notes, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 64.4% for the CX - 350 & 450 Water Street Loan Combination.

(2)	There is no non-recourse carveout guarantor or environmental indemnitor for the CX - 350 & 450 Water Street Loan Combination.

(3)	The CX - 350 & 450 Water Street Mortgage Loan (as defined below) is part of the CX - 350 & 450 Water Street Loan Combination evidenced by 20 senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $814.0 million and four junior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $411,0000,000. LTV Ratios, DSCR, Debt Yield and Cut-off Date Balance per SF set forth above are calculated based on the outstanding balance of the CX 350 & 450 Water Street Senior Notes and exclude the CX 350 & 450 Water Street Junior Notes.

(4)	The CX – 350 & 450 Water Street Loan Combination was co-originated by DBR Investments Co. Limited, JPMorgan Chase Bank, National Association (“JPMCB”), Bank of America, N.A. and 3650 Cal Bridge Lending, LLC. GACC will be contributing Note A-1-2, Note A-1-4 and Note A-1-9 with an aggregate Cut-off Date Balance of approximately $124,161,224 and JPMCB will be contributing Note A-3-3 with a Cut-off Date Balance of approximately $23,979,592 to the Benchmark 2021-B31 securitization.

(5)	The CX - 350 & 450 Water Street Loan Combination is structured with an Anticipated Repayment Date (“ARD”) of November 6, 2031 and a final maturity date of November 6, 2036. The initial interest rate for the CX – 350 & 450 Water Street Loan Combination is 2.79200% per annum. After the ARD, the interest rate will increase by 200 basis points over the greater of (x) 2.792000%, and (y) (1) the swap rate in effect on the ARD plus (2) 1.26000%. The metrics presented above are calculated based on the ARD.

(6)	See “—Escrows” below.

(7)	Other upfront reserve includes a Base Building Work Reserve of approximately $86,650,891 and an Aventis Rent Reserve of approximately $10,732,231.

■	The Mortgage Loan. The mortgage loan (the “CX - 350 & 450 Water Street Mortgage Loan”) is part of a loan combination (the “CX - 350 & 450 Water Street Loan Combination”) comprised of (i) 20 senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $814.0 million (the “CX - 350 & 450 Water Street Senior Notes”), and (ii) four pari passu junior notes with an aggregate outstanding principal balance as of the Cut-off Date of $411,000,000 (the “CX - 350 & 450 Water Street Junior Notes”) as detailed in the “Loan Combination Summary” table below. The CX - 350 & 450 Water Street Mortgage Loan, evidenced by the non-controlling Note A-1-2, Note A-1-4, Note A-1-9 and Note A-3-3, has an aggregate outstanding principal balance as of the Cut-off Date of approximately $148,140,816 and represents approximately 9.9% of the Initial Pool Balance. The CX – 350 & 450 Water Street Loan Combination is secured by the borrowers’ fee interest in two adjacent Class A life sciences laboratory and office buildings located in Cambridge, Massachusetts (the “CX - 350 & 450 Water Street Property”). The borrowers utilized proceeds for the CX - 350 & 450 Water Street Loan Combination to retire existing debt, fund upfront reserves, pay closing costs and return equity to the borrower sponsors.

The CX - 350 & 450 Water Street Loan Combination accrues interest at the rate of 2.79200% per annum through the ARD. After the ARD, through and including November 6, 2036, the following structure will apply: the interest rate will increase (such new rate, the “Adjusted Interest Rate”) by 200 basis points over the greater of (x) 2.79200%, and (y)(1) the swap rate in effect on the ARD plus (2) 1.26000%; however, interest accrued at the excess of the Adjusted Interest Rate over the initial interest rate will be deferred as described below under “Lockbox / Cash Management.”

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

The CX - 350 & 450 Water Street Loan Combination has an initial term to the ARD of 120 months and has a remaining term to the ARD of 119 months as of the Cut-off Date. The CX - 350 & 450 Water Street Loan Combination requires payments of interest only until the ARD in November 2031 or, if not repaid on the ARD, the final maturity date in November 2036. The CX - 350 & 450 Water Street Loan Combination may be voluntarily prepaid in whole (but not in part, except in relation to a collateral release) beginning on or after the payment date in December 2023 with the payment of the yield maintenance premium if such prepayment occurs prior to the payment date in May 2031. In addition, the CX – 350 & 450 Water Street Loan Combination may be defeased in whole (but not in part, except in relation to a collateral release) at any time after the earlier to occur of (i) October 14, 2024 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized.

The table below summarizes the promissory notes that comprise the CX - 350 & 450 Water Street Loan Combination. The relationship between the holders of the CX - 350 & 450 Water Street Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Non-Serviced AB Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(1)	Controlling Piece
A-1-1, A-2-1, A-3-1, A-4-1	$285,000,000	285,000,000	CAMB 2021-CX2	Yes
A-1-3, A-3-2	94,000,000	94,000,000	Benchmark 2021-B30	No
A-1-7, A-4-2, A-4-3	77,900,000	77,900,000	3650R 2021-PF1	No
A-1-2, A-1-4, A-1-9, A-3-3(2)	148,140,816	148,140,816	Benchmark 2021-B31	No
A-1-5, A-1-6, A-1-8	101,000,000	101,000,000	DBRI	No
A-2-2, A-2-3, A-2-4, A-2-5	107,959,184	107,959,184	BANA	No
Total Senior Notes	$814,000,000	$814,000,000
B-1, B-2, B-3, B-4	411,000,000	411,000,000	CAMB 2021-CX2	No
Loan Combination	$1,225,000,000	$1,225,000,000

(1)	Notes held by lenders are expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

(2)	GACC is contributing Note A-1-2, A-1-4 and A-1-9 with an aggregate outstanding principal balance as of the Cut-off Date of approximately $124,161,224 and JPMCB is contributing Note A-3-3 with an outstanding principal balance as of the Cut-off Date of approximately $23,979,592.

The capital structure for the CX – 350 & 450 Water Street Loan Combination is shown below:

CX – 350 & 450 Water Street Loan Combination Capital Structure

(1)	Based on the net rentable area of 915,233 SF.

(2)	Based on the “Prospective Market Value Upon Completion & Stabilization” appraised value of $1,954,000,000 as of April 1, 2023, which assumes that the outstanding capital expenditure of approximately $56,000,000 for 350 Water Street and $80,000,000 for 450 Water Street are fully funded and reserved by the lender, and that these reserved funds would pass with title to any purchaser of the CX – 350 & 450 Water Street Property. The appraisal concluded to an “as-is” appraised value of $1,778,000,000 as of September 8, 2021. The “as-is” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 45.8% for the CX - 350 & 450 Water Street Senior Notes, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 68.9% for the CX - 350 & 450 Water Street Loan Combination. The appraisal concluded to an aggregate “as dark” appraised value of $1,901,000,000. The “as dark” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 42.8% for the CX - 350 & 450 Water Street Senior Notes, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 64.4% for the CX - 350 & 450 Water Street Loan Combination.

(3)	Cumulative UW NOI/NCF Debt Yield and Cumulative UW NOI/NCF DSCR are calculated based on an UW NOI and UW NCF of $80,703,532 and $80,566,247, respectively. See “—Operating History and Underwritten Net Cash Flow” below.

(4)	Based on the “Prospective Market Value” value of $1,954,000,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

■	The Mortgaged Property. The CX – 350 & 450 Water Street Property consists of two Class A LEED Gold (targeted), life sciences laboratory and office buildings totaling 915,233 SF located in Cambridge, Massachusetts. The CX – 350 & 450 Water Street Property includes (i) the 350 Water Street building (Parcel G) (“350 Water Street”), which is a laboratory building consisting of 511,157 SF and (i) the 450 Water building (Parcel H) (“450 Water Street”), which is a contemporary office building consisting of 404,076 SF. Designed by Perkins +Will (350 Water Street) and NBBJ (450 Water Street), the CX – 350 & 450 Water Street Property has views of both the Cambridge and Boston skylines. The CX – 350 & 450 Water Street Property has an adjacent open space with playing field, a plaza to host food trucks and nearby access to two MBTA stops (Green and Orange line). The Lechmere MBTA green line is a 5-minute walk away. The CX – 350 & 450 Water Street Property is 100.0% leased to Aventis Inc., which is a wholly-owned subsidiary of Sanofi S.A. (“Sanofi”).

350 Water Street is a 12-story building featuring laboratory space, ground floor retail, a third-floor terrace, three below-grade parking levels with 377 parking spaces (0.74 per 1,000 SF), bike storage with showers, an adjacent open space with playing field and fitness center. 350 Water Street has 15’ - 19’ ceiling heights and eight passenger elevators. 350 Water Street is anticipated to be Wired Score Platinum and LEED Gold certified upon completion.

450 Water Street is a 9-story building featuring office space, ground floor retail, a two-story mezzanine, three above-grade and two below-grade parking levels with 440 parking spaces (1.09 per 1,000 SF) and bike storage. 450 Water Street has 14’ - 16’ ceiling heights and five passenger elevators. 450 Water Street is anticipated to be Wired Score Platinum, WELL Gold and LEED Gold certified upon completion.

The CX – 350 & 450 Water Street Property is currently under construction and expected to be substantially completed for 350 Water Street in the second quarter of 2022 and the fourth quarter of 2021 for 450 Water Street. At loan origination, the borrowers reserved the following with the lender: (i) $86,650,891 for base building work related to hard costs, hard cost contingency, soft costs and soft cost contingency for the CX – 350 & 450 Water Street Property, (ii) approximately $15,483,880 on account of tenant improvement allowance related to 350 Water Street and $28,254,233 of tenant improvement allowances related to 450 Water Street and (iii) approximately $8,323,967 of leasing commissions related to 450 Water Street. Below is a chart which details the borrower sponsors’ development budgets, which do not include land allocations or financing costs. We cannot assure you either 350 Water Street or 450 Water Street will be completed as expected or at all.

Development Budget Summary
	350 Water Street (Parcel G)		450 Water Street (Parcel H)
	Budget	Remaining Cost	Budget	Remaining Cost
Hard Costs	$221,627,140	$35,507,711	$181,926,397	$28,882,890
HC Contingency	915,139	1,065,231	866,487	866,487
Soft Costs	43,854,255	8,357,324	42,547,726	11,379,153
SC Contingency	210,241	250,720	341,375	341,375
TI Allowance	139,789,250	15,483,880	64,916,764(1)	28,254,233
Leasing Commissions	26,886,858	0	21,254,398	8,323,967
Total	$433,282,883	$60,664,866	$311,853,147	$78,048,105

(1)	A portion of the TI Allowance is carried in the Hard Costs.

Sole Tenant. As of October 14, 2021, the CX – 350 & 450 Water Street Property is 100.0% leased to Aventis Inc., a wholly-owned subsidiary of Sanofi S.A. (rated A+/A1/AA by Fitch/Moody’s/S&P), which is the guarantor under the Aventis Inc. leases. Founded in 1973, Sanofi is a multinational pharmaceutical company headquartered in Paris, France. Sanofi engages in the research and development, manufacturing, and marketing of pharmaceutical drugs principally in the prescription market. Sanofi (NYSE:SNY) is publicly traded on the NASDAQ stock exchange and had a market cap of approximately $123.1 billion as of October 16, 2021.

The CX – 350 & 450 Water Street Property is expected to serve as Sanofi’s North American research headquarters, where it is expected to consolidate approximately 3,000 employees from a number of local offices in the Boston area, as well as the Company’s Center of Excellence dedicated to mRNA vaccine research. Additionally, Sanofi is expected to consolidate approximately 400 employees from various sites at the Cambridge Crossing development and in Lyon, France to form a Center of Excellence dedicated to mRNA vaccine research. Sanofi plans to invest more than $476.0 million per year to develop vaccines against infectious diseases.

The CX – 350 & 450 Water Street Property is currently undergoing a buildout with expected completion dates of the second quarter of 2022 for 350 Water Street and the fourth quarter of 2021 for 450 Water Street. We cannot assure you the buildouts will be completed as expected or at all. Sanofi’s tenant buildout contract and base building changes total

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

approximately $304.3 million ($595 PSF) for 350 Water Street and approximately $90.9 million ($225 PSF) for 450 Water Street. Sanofi is entitled to receive an approximately $139.8 million ($273 PSF) tenant improvement allowance for 350 Water Street and an approximately $73.7 million ($182 PSF) tenant improvement allowance for 450 Water Street. In total, the approximately $395.2 million ($432 PSF) tenant buildout contract and base building changes do not include any tenant investment for soft costs. Additionally, the approximately $395.2 million ($432 PSF) can be paid from the tenant improvement allowance to the extent available. In addition to the tenant buildout contract and base building changes, Sanofi is expected to invest approximately $181.7 million ($198 PSF) into the CX – 350 & 450 Water Street Property, not including furniture, fixtures and equipment (“FF&E”).

Aventis Inc. executed two, 15-year leases at the CX – 350 & 450 Water Street Property in late 2018. The rent commencement date of the lease at 350 Water Street was July 1, 2021. The rent commencement date of the lease at 450 Water Street is tied to substantial completion, such that rent commencement will occur on the later of (i) November 10, 2021 and (ii) the date that is 46 days prior to the substantial completion date for the base building work. As of the date of this term sheet, the rent commencement date has not yet occurred. The sole tenant, Aventis Inc. is not yet in occupancy of either 350 Water Street or 450 Water Street, pending the buildout of its space. We cannot assure you that the buildout of the CX – 350 & 450 Water Street Property will be completed as expected or at all, or that Aventis Inc. will take occupancy as expected or at all. At loan origination, the borrowers reserved approximately $10,732,231 into a gap rent reserve for the Aventis Inc. lease related to 450 Water Street. Aventis Inc. has the right to terminate each of its respective leases effective as of the end of the 14th lease year subject to a termination fee equal to 12 months base rent.

The blended starting base rent for the Aventis Inc. triple-net leases are $71.53 PSF for 350 Water Street and 450 Water Street. Base rent for the laboratory building, 350 Water Street, is $75.90 PSF and base rent for the office building, 450 Water Street, is $66.00 PSF, with both leases including approximately 2.5% annual rent steps. Sanofi did not receive any free rent as part of its lease. The in-place rent at 350 Water Street is approximately 31.0% below the appraisal’s concluded triple-net market rent of $110.00 PSF for the laboratory space and in-place rent at 450 Water Street is approximately 22.4% below the appraisal’s concluded triple-net market rent of $85.00 PSF for the office space. Sanofi’s guarantees of the leases at 350 Water Street and 450 Water Street have guaranty caps of $207.5 million and $142.5 million, respectively.

COVID-19 Update. As of October 14, 2021, the CX – 350 & 450 Water Street Loan Combination is not subject to any forbearance, modification or debt service relief request. The first payment date for the CX – 350 & 450 Water Street Loan Combination is December 6, 2021. See “Risk Factors—Special Risks—Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans” in the Preliminary Prospectus.

The following table presents certain information relating to the tenant at the CX - 350 & 450 Water Street Property:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name(2)	Credit Rating (Fitch/MIS/S&P)(3)	Tenant GLA(4)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(5)	Renewal / Extension Options
Aventis Inc. (350 Water Street)	A1 / A+ / AA	511,157	55.8%	$38,796,816	59.3%	$75.90	6/30/2036	2, 10-year options
Aventis Inc. (450 Water Street)	A1 / A+ / AA	404,076	44.2	26,669,016	40.7	$66.00	11/30/2036(6)	2, 10-year options
Total Occupied		915,233	100.0%	$65,465,832	100.0%	$71.53
Vacant		0	0.0	0
Total / Wtd. Avg.		915,233	100.0%	$65,465,832

(1)	Based on the underwritten rent roll as of October 14, 2021.

(2)	Aventis Inc. is currently not in occupancy of either 350 Water Street or 450 Water Street, pending the substantial completion of the buildout out of its spaces at the CX- 350 & 450 Water Street Property. The CX – 350 & 450 Water Street Property is currently undergoing a buildout with expected completion dates of the second quarter of 2022 for 350 Water Street and fourth quarter of 2021 for 450 Water Street. The lease at 350 Water Street commenced on July 1, 2021. The commencement of the lease at 450 Water Street is tied to substantial completion, such that rent commencement will occur on the later of (i) November 10, 2021 and (ii) the date that is 46 days prior to the substantial completion date for the base building work. As of the date of this term sheet, the rent commencement date has not yet occurred.

(3)	The credit ratings are those of the direct parent company, Sanofi, which is the guarantor under the leases.

(4)	The Tenant GLA includes up to 10,000 SF of terrace space at 350 Water Street and up to 4,000 SF of terrace space at 450 Water Street.

(5)	Aventis Inc. has the right to terminate each of the leases, with a termination fee, effective as of the end of its 14th lease year. If Aventis Inc. elects to exercise the early termination right, it must deliver to the landlord between 24 and 36 months prior to the early termination date (a) notice that the early termination right has been exercised and (b) the early termination payment. The early termination payment equals the sum of (i) the 12 monthly installments of base rent that would have been due for the 12-month period immediately following the early termination date in the absence of such termination and (ii) the stipulated operating expenses/tax component per the lease.

(6)	Based on an anticipated rent commencement date of November 10, 2021. The actual rent commencement date, anniversary date, and expiration date to be determined as provided in the 450 Water Street lease and amendments, related to the substantial completion of the base building work at 450 Water Street.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

The following table presents certain information relating to the lease rollover schedule at the CX - 350 & 450 Water Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0	0
2021	0	0.0	0.0%	0	0.0	$0	0
2022	0	0.0	0.0%	0	0.0	$0	0
2023	0	0.0	0.0%	0	0.0	$0	0
2024	0	0.0	0.0%	0	0.0	$0	0
2025	0	0.0	0.0%	0	0.0	$0	0
2026	0	0.0	0.0%	0	0.0	$0	0
2027	0	0.0	0.0%	0	0.0	$0	0
2028	0	0.0	0.0%	0	0.0	$0	0
2029	0	0.0	0.0%	0	0.0	$0	0
2030	0	0.0	0.0%	0	0.0	$0	0
2031	0	0.0	0.0%	0	0.0	$0	0
2032 & Thereafter	915,233	100.0	100.0%	65,465,832	100.0	$71.53	2
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	915,233	100.0%		$65,465,832	100.0%	$71.53	2

(1)	Based on the underwritten rent roll dated October 14, 2021.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the CX - 350 & 450 Water Street Property:

Historical Leased %(1)

2018	2019	2020	As of 10/14/2021(2)
NAP	NAP	NAP	100.0%

(1)	Historical occupancy is not available because the CX - 350 & 450 Water Street Property is currently under construction. As of October 8, 2021, the base building work for the CX – 350 & 450 Water Street Property is 90% complete.

(2)	Based on the underwritten rent roll as of October 14, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the CX - 350 & 450 Water Street Property:

Cash Flow Analysis(1)(2)(3)

	Underwritten	Underwritten PSF
Base Rent(4)	$65,465,832	$71.53
Straight Line Base Rent Average(5)	13,436,165	14.68
Gross Potential Rent	$78,901,997	$86.21
Tenant Recoveries	11,768,903	12.86
Total Recoveries	11,768,903	12.86
Other Income	3,673,555	4.01
Total Gross Income	$94,344,455	$103.08
Vacancy	(1,415,167)	(1.55)
Effective Gross Income	$92,929,288	$101.54
Total Fixed Expenses	7,998,329	8.74
Total Variable Expenses	4,227,428	4.62
Total Expenses	$12,225,756	$13.36

Net Operating Income	$80,703,532	$88.18
Reserves for Replacements	137,285	0.15
TI/LC	0	0.00
Net Cash Flow	$80,566,247	$88.03

Occupancy(6)	98.5%
NOI Debt Yield(7)	9.9%
NCF DSCR(7)	3.50x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring expenses were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical financial information and occupancy is not available because the CX - 350 & 450 Water Street Property is currently under construction. As of October 8, 2021, the base building work for the CX – 350 & 450 Water Street Property is 90% complete.

(3)	Based on the underwritten rent roll as of October 14, 2021.

(4)	The rent commencement date for the lease at 350 Water Street was in July 2021. The rent commencement date of the lease at 450 Water Street is tied to substantial completion, such that rent commencement will occur on the later of (i) November 10, 2021 and (ii) the date that is 46 days prior to the substantial completion date for the base building work. As of the date of this term sheet, the rent commencement date has not yet occurred. At loan origination, the borrowers reserved approximately $10,732,231 into a gap rent reserve for the Aventis Inc. lease related to 450 Water Street.

(5)	Straight-line average rent credit for Aventis Inc. (Sanofi, investment grade rated parent company) through its lease term, including parking income rent adjusted for increases of 2.0% adjusted for CPI. The straight-line rent averages result in an average triple-net base rent of $90.99 PSF for the 350 Water Street lease and $78.98 PSF for the 450 Water Street lease over the life of the lease.

(6)	Occupancy is based on the economic occupancy.

(7)	The NOI Debt Yield and the NCF DSCR are calculated based on the CX – 350 & 450 Water Street Senior Notes.

■	Appraisal. According to the appraisal, the CX - 350 & 450 Water Street Property has an “Prospective Market Value Upon Completion & Stabilization” appraised value of $1,954,000,000 as of April 1, 2023, which assumes that the outstanding capital expenditure of approximately $56,000,000 for 350 Water Street and $80,000,000 for 450 Water Street are fully funded and reserved by the lender, and that these reserved funds would pass with title to any purchaser of the CX – 350 & 450 Water Street Property. The appraisal concluded to an “as-is” appraised value of $1,778,000,000 as of September 8, 2021. The “as-is” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 45.8% for the CX - 350 & 450 Water Street Senior Notes, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 68.9% for the CX - 350 & 450 Water Street Loan Combination. The appraisal concluded to an aggregate “as dark” appraised value of $1,901,000,000. The “as dark” appraised value results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 42.8% for the CX - 350 & 450 Water Street Senior Notes, and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 64.4% for the CX - 350 & 450 Water Street Loan Combination.

Building Name	Appraisal Approach	Appraised Value	Capitalization Rate
350 Water Street	Direct Capitalization Approach	$1,149,000,000	3.65%
350 Water Street	Discounted Cash Flow Approach	$1,150,000,000	4.00%(1)
450 Water Street	Direct Capitalization Approach	$786,000,000	3.65%
450 Water Street	Discounted Cash Flow Approach	$786,000,000	4.00%(1)

(1)	Represents the terminal capitalization rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

■	Environmental Matters. According to a Phase I environmental report dated September 23, 2021, a recognized environmental condition was identified at each of the two parcels comprising the CX – 350 & 450 Water Street Property in connection with residual subsurface impacts related to historical releases of chemicals including volatile organic compounds, hydrocarbons and heavy metals. Remediation is ongoing and is being performed by the related borrowers. An environmental insurance policy was put in place for each parcel. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for more information.

■	Market Overview and Competition. The CX – 350 & 450 Water Street Property is located in the Cambridge market within the Greater Boston area. The city of Cambridge is located in the Boston core-based statistical area directly north of the city of Boston and separated from Boston’s central business district by the Charles River. Cambridge is bordered by Somerville to the north and Watertown to the west. The city is acclaimed for its mix of venture capital, National Institutes of Health funding and state investments. In recent years, Cambridge has become a life sciences and biotechnology hub not only for the northeast, but for the entire United States. Cambridge is home to over 5,000 private business establishments with major companies including Watson Health, Amgen, Facebook and Apple, among others.

The Cambridge market is best known for its innovation and high concentration of research and development operations. Cambridge has one of the highest densities of educated people in the world with 42 colleges, universities and community colleges and is home to Harvard University and the Massachusetts Institute of Technology. There are over 11,000 undergraduate students and over 11,000 graduate students living in Cambridge.

The CX – 350 & 450 Water Street Property is part of a larger approximately 4.5 million SF master-planned mixed-use-transit-oriented development known as Cambridge Crossing, which is an innovation community in East Cambridge, proximate to Kendall Square. Cambridge Crossing is spread across 43 acres and is expected to total over 17 buildings consisting of over 2.1 million SF of science and technology space, approximately 2.4 million SF of residential space, 100,000 SF of retail space and 11 acres of open space. The development of Cambridge Crossing has approximately 2.5 million SF completed or under construction and recent leases to Philips, Sanofi, and Bristol Myers Squibb.

Cambridge Crossing benefits from its various forms of transit, including one MBTA (Green Line) station soon to be on site, and one MBTA (Orange Line) station a short walk away, four Hubway stations, designated bike lanes, an EZ ride and private Cambridge Crossing shuttle, walking paths and acres of green spaces. In addition, Cambridge Crossing is approximately 3.5 miles from the Boston Logan International Airport.

The following table presents the submarket statistics for the laboratory and office space in the Cambridge market:

Laboratory Submarket Statistics(1)
Submarket	Inventory	Overall Vacancy Rate	Direct Vacancy Rate	YTD Construction Completions	YTD Overall Absorptions	Under Construction	Direct Avg. Rent	Direct Avg. Rent (Class A)
Alewife	1,192,000	1.0%	0.0%	0	100,681	3,100,000	$71.00	N/A
East Cambridge	7,397,000	1.3%	0.0%	0	(56,745)	2,304,000	$105.81	$105.81
Mid Cambridge	3,934,000	1.3%	0.0%	0	(41,966)	0	$82.88	$81.07
Total/Wtd. Avg.	12,523,000	1.0%	0.0%	0	1,970	5,404,000	$100.40	$104.14

(1)       Source: Appraisal.

Office Submarket Statistics(1)
Submarket	Inventory	Overall Vacancy Rate	Direct Vacancy Rate	YTD Construction Completions	YTD Overall Absorptions	Under Construction	Direct Avg. Rent	Direct Avg. Rent (Class A)
Alewife	1,652,770	5.6%	3.6%	0	37,442	0	$59.92	$60.22
East Cambridge	8,207,363	7.2%	2.8%	0	196,420	1,235,423	$82.60	$82.29
Mid Cambridge	2,175,363	6.8%	3.7%	0	(40,073)	0	$65.07	$80.56
Total/Wtd. Avg.	12,035,496	6.9%	3.0%	0	193,789	1,235,423	$75.07	$79.92

(1)       Source: Appraisal.

The laboratory lease comparables range in size from 40,000 SF to 260,000 SF with lease terms ranging from 5 to 15 years. The comparables exhibit a range in rents from $88.50 to $105.00 PSF, with an average of $95.20 PSF on a net basis. Free rent concessions ranged from 0 to 12 months, averaging 1.71 months with tenant improvement allowances ranging from $0.00 to $225.00 PSF, an average of $182.14 PSF.

The appraiser concluded to a market rent of $110.00 PSF at 350 Water Street, which is a 44.9% premium to the in-place rent of $75.90 PSF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

The following table summarizes the comparable laboratory leases in the surrounding market.

Summary of Comparable Laboratory Leases(1)
Property	Location	Year Built	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent PSF	Rent Steps	TI PSF
350 Water Street(2)	Cambridge, MA	2021(3)	Aventis Inc.	Jul-21	15.0	Net	511,157	$75.90	2.50%	$250.00
Seaport Labs	Boston, MA	2023	Eli Lilly LOI	Jan-23	15.0	Net	165,000	$103.00	3.00%	$210.00
201 Brookline Avenue	Boston, MA	2022	Verve Therapeutics	Jun-22	15.0	Net	105,000	$91.00	3.00%	$225.00
Cambridge Crossing EF	Cambridge, MA	2023	Bristol Myers Squibb	May-22	15.0	Net	40,000	$105.00	2.75%	$225.00
238 Main Street	Cambridge, MA	2021	Beam Therapeutics	Aug-21	12.0	Net	122,620	$96.50	3.00%	$190.00
65 Landsdowne Street	Cambridge, MA	2001	Brigham and Women's	Feb-21	5.0	Net	112,410	$100.00	3.00%	$0.00
Cambridge Crossing EF	Cambridge, MA	2023	Bristol Myers Squibb	Aug-20	15.0	Net	260,000	$88.50	2.50%	$225.00
Cambridge Crossing	Cambridge, MA	2019	Cereval	Feb-20	10.0	Net	59,865	$92.00	3.00%	$200.00
Total/Wtd. Avg.(4)					12.4		123,556	$95.20		$186.20

(1)	Source: Appraisal.

(2)	Based on the rent roll date October 14, 2021.

(3)	350 Water Street is currently under construction with the base building substantial completion date expected in the second quarter of 2022. We cannot assure you the base building construction will be completed as expected or at all.

(4)	The Total/Wtd. Avg. excludes 350 Water Street.

The office lease comparables range in size from 47,304 SF to 581,538 SF and have lease terms ranging from 10 to 15 years. The lease comparables exhibit a range in rents from $64.95 to $100.00 PSF, with an average of $79.16 PSF on a net basis. Free rent concessions ranged from 0 to 8 months, averaging two months with tenant improvement allowances ranging from $0.00 to $161 PSF, an average of $66.00 PSF. The Google lease ($88.50 PSF) and Bluebird Bio lease ($100 PSF) are most comparable to 450 Water Street due to their Cambridge locations but warrant slight downward adjustments as they are in Kendall Square.

The appraiser concluded to a market rent of $85.00 PSF at 450 Water Street, which is a 28.8% premium to the in-place rent of $66.00 PSF.

The following table summarizes the comparable office leases in the surrounding market.

Summary of Comparable Office Leases(1)
Property	Location	Year Built	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent PSF	Rent Steps	TI PSF
450 Water Street(2)	Cambridge, MA	2021(3)	Aventis Inc.	Nov-21(4)	15.0	Net	404,076	$66.00	2.50%	$175.00
Seaport Labs I	Boston, MA	2023	Foundation Medicine (Shell)	Sep-23	15.0	Net	581,538	$69.50	2.50%	$0.00
1001 Boylston Street	Boston, MA	2022	CarGurus	Jun-23	15.0	Net	225,428	$64.95	$1.30/SF	$161.00
Google HQ	Cambridge, MA	2022	Google	Apr-22	15.0	Net	385,423	$88.50	$1.00/SF	$84.00
222 Berkeley Street	Boston, MA	1991	GW&K Investments	Feb-21	10.0	Net	47,304	$72.00	2.00%	$85.00
Alexandria Center	Cambridge, MA	2017	Bluebird Bio	Jan-21	10.0	Net	267,000	$100.00	3.00%	$0.00
Total/Wtd. Avg.(5)					13.0		301,339	$79.16		$48.24

(1)	Source: Appraisal.

(2)	Based on the rent roll dated October 14, 2021.

(3)	450 Water Street is currently under construction with the base building substantial completion date expected in the fourth quarter of 2021. We cannot assure you that the base building work will be completed as expected or at all.

(4)	The commencement of the lease at 450 Water Street, which is tied to base building substantial completion, such that rent commencement will occur on the later of (i) November 10, 2021 and (ii) the date that is 46 days prior to the substantial completion date for the base building work. As of the date of this term sheet, the rent commencement date has not yet occurred.

(5)	The Total/Wtd. Avg. excludes 450 Water Street.

■	The Borrowers. The borrowers are DW PropCo G, LLC and DW PropCo H, LLC, both Delaware limited liability companies and single purpose entities with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the CX - 350 & 450 Water Street Loan Combination. There is no non-recourse carveout guarantor or environmental indemnitor for the CX – 350 & 540 Water Street Loan Combination. The borrower sponsors are a joint venture between DivcoWest (“Divco”), California State Teachers’ Retirement System (“CalSTRS”), and Teacher Retirement System of Texas (“TRS”).

Founded in 1993, Divco is a multidisciplinary investment firm headquartered in San Francisco, California with over 160 employees across six investment offices. Divco is an experienced developer, owner and operator of real estate throughout the United States, with significant expertise in Boston, having invested in and managed over 22 commercial properties in the area, including offices in the Seaport, Financial District, and East Cambridge submarkets. Most notably, Divco owned and operated One Kendall Square, a life sciences office campus in the Kendall Square submarket. As of June 30, 2021, Divco had over $13.7 billion in assets under management. Since inception, Divco has acquired approximately 55.0 million SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

CalSTRS is reported to be the nation’s second largest public pension fund with assets totaling approximately $312.2 billion as of September 30, 2021. Their investment portfolio is broadly diversified into nine asset categories, approximately including 12.8% (approximately $39.8 billion) which is allocated towards real estate investments in institutional Class A commercial assets across the United States. Divco and CalSTRS have an 18-year history of investing together with CalSTRS investing over $1.5 billion into various Divco sponsored investment vehicles.

Established in 1937, TRS provides retirement and related benefits for those employed by the public schools, colleges, and universities supported by the State of Texas. As of August, 31 2020, the agency is serving nearly 1.7 million participants and had assets under management of nearly $187 billion. TRS is the largest public retirement system in Texas in both membership and assets.

■	Escrows. At loan origination, the borrowers deposited approximately (i) $52,062,079 into an existing TI/LC reserve, (ii) $86,650,891 into a base building work reserve and (iii) $10,732,231 into an Aventis rent reserve.

Tax Reserve – During a Trigger Period (as defined below), the borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the estimated annual real estate taxes.

Insurance Reserve – During a Trigger Period, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of estimated insurance premiums, unless an acceptable blanket policy is in effect.

Rollover Reserve – During a Lease Sweep Period (as defined below), all available cash will be swept into the deposit account held by the lender, which will be transferred to the rollover reserve.

■	Lockbox and Cash Management. The CX - 350 & 450 Water Street Loan Combination is structured with a hard lockbox and springing cash management. The borrowers are required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. The borrowers are required to cause all rents to be deposited directly into the lender-controlled lockbox account. All funds received by the borrowers or the manager are required to be deposited in the lockbox account within two business days following receipt. During the continuance of a Trigger Period, funds on deposit in the lockbox account are required to be swept on a daily basis into a lender-controlled cash management account. Prior to the ARD, all excess cash is required to be transferred to a lender-controlled account as additional collateral for the CX - 350 & 450 Water Street Loan Combination, subject to certain permitted uses by the borrowers described in the CX – 350 & 450 Water Street Loan Combination documents, and except as described above with respect to a Lease Sweep Period. If the CX - 350 & 450 Water Street Loan Combination is not paid by the ARD, from and after the ARD, the CX - 350 & 450 Water Street Loan Combination will accrue interest at the Adjusted Interest Rate; however, interest accrued at the excess of the Adjusted Interest Rate over the initial interest rate will be deferred.

After the ARD, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses will be required to be applied to the prepayment of the outstanding principal balance of the CX – 350 & 450 Water Street Loan Combination, first to the CX – 350 & 450 Water Street Senior Notes and then to the CX – 350 & 450 Water Street Junior Notes, until the outstanding principal balance has been reduced to zero, then to any excess interest until the excess interest has been reduced to zero and then to any other indebtedness due under the CX – 350 & 450 Water Street Loan Combination until the other indebtedness has been reduced to zero.

A “Trigger Period” will commence upon (i) the ARD, (ii) the occurrence of an event of default under the CX - 350 & 450 Water Street Loan Combination until cured, (iii) on any date from and after December 31, 2022, the debt service coverage ratio is less than 1.75x based on the CX - 350 & 450 Water Street Loan Combination as of two consecutive calendar quarters, and will end upon the earlier to occur of (a) the debt service coverage ratio based on the CX - 350 & 450 Water Street Loan Combination is equal to or greater than 1.75x for two consecutive calendar quarters or (b) the funds on deposit in the cash collateral account are equal to the sum of (x) $25,557,850, to the extent 350 Water Street has not been released and (y) $20,203,800, to the extent 450 Water Street has not been released, and (iv) the commencement of a Lease Sweep Period.

A “Lease Sweep Period” will commence (prior to the ARD), upon (i) the earliest to occur of (a) the date that is 12 months prior to the earliest stated expiration of the Lease Sweep Lease (as defined below), (b) the last date under such Lease Sweep Lease that the tenant has the right to give notice of its exercise of a renewal option, (c) with respect to any Lease Sweep Lease that is a Short Term Qualifying Lease (as defined below), the date that is 12 months prior to the ARD and (d) with respect to any Lease Sweep Lease that is a Short Term Qualifying Lease, the date that the lender reasonably determines that a Lease Sweep Period commences in order for the aggregate amount of available cash that is projected to be deposited into the rollover account for the period commencing on such date through the ARD will

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

be equal to the applicable Lease Sweep Deposit Amount (as defined below), (ii) the date of the early termination, early cancellation or early surrender of a Lease Sweep Lease (or any material portion thereof) prior to its then current expiration date or the receipt by the applicable borrower or manager of written notice from the tenant under a Lease Sweep Lease of its intent to effect an early termination, early cancellation or early surrender of such Lease Sweep Lease prior to its then current expiration date; (iii) solely with respect to any Lease Sweep Lease under which neither the tenant thereunder, nor any guarantor of all of the tenant’s obligations thereunder, is an investment grade entity, if such tenant has ceased operating its business (i.e., “goes dark”) in a majority of its leased space at the applicable property and the same has not been subleased, on the origination date or thereafter in accordance with the terms of the CX – 350 & 450 Water Street Loan Combination documents, pursuant to a sublease on the same or substantially similar or better terms as the applicable Lease Sweep Lease (provided that a Lease Sweep Period will not exist if the sole reason the tenant is dark is for certain reasons relating to the COVID-19 pandemic or any other pandemic or epidemic, and the tenant continues paying contractual rent under its lease); (iv) a monetary or material non-monetary default under a Lease Sweep Lease by the tenant; or (v) the occurrence of an insolvency proceeding of a tenant under a Lease Sweep Lease or its parent company or lease guarantor.

A Lease Sweep Period will end upon, (A) in the case of clauses (i)(a), (i)(b), (i)(c), and/or (i)(d) above, the entirety of the Lease Sweep Lease space (or applicable portion thereof) is leased pursuant to one or more qualified leases and in the lender’s reasonable judgment, sufficient funds have been accumulated in the rollover account, (B) in the case of clause (i)(a) above, the date on which the tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option or otherwise extends its Lease Sweep Lease in accordance with the terms of the CX – 350 & 450 Water Street Loan Combination documents with respect to all of its Lease Sweep Lease space, and, in the lender’s reasonable judgment, sufficient funds have been accumulated in the rollover account, (C) in the case of clause (ii) above, if the tenant under the applicable Lease Sweep Lease rescinds in writing the exercise of its notice exercising its early termination, cancellation or surrender right or option, (D) in the case of clause (iii) above, the circumstances giving rise to a Lease Sweep Period under clause (iii) no longer exist; (E) in the case of clause (iv) above, the date on which the subject default has been cured; (F) in the case of clause (v) above, either (x) the applicable insolvency proceeding has terminated or (y) the applicable Lease Sweep Lease has been assumed or assumed and assigned to a third party in a manner reasonably satisfactory to the lender; (G) in the case of clauses (i), (ii), (iii), (iv) and/or (v) above, the properties have achieved a debt yield of not less than 6.0% and, in the lender’s reasonable judgment, sufficient funds have been accumulated in the rollover account; or (H) in the case of clauses (i), (ii), (iii), (iv) and/or (v) above, the date on which funds in the rollover account collected with respect to the Lease Sweep Lease space in question is equal to the Lease Sweep Deposit Amount applicable to such Lease Sweep Lease space.

A “Lease Sweep Lease” means (i) the Aventis Inc. lease at 350 Water Street, (ii) the Aventis Inc. lease at 450 Water Street or (iii) any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates covers the majority of the Lease Sweep Lease space.

A “Lease Sweep Deposit Amount” means an amount equal to the total rentable SF of the applicable Lease Sweep Lease space that is the subject of a Lease Sweep Period multiplied by $50.00.

A “Short Term Qualifying Lease” means any qualified lease that has an initial term which does not extend at least two years beyond the ARD.

■	Property Management. The CX - 350 & 450 Water Street Property is managed by Divco West Real Estate Services, Inc., an affiliate of one of the borrower sponsors.

■	Current Mezzanine or Subordinate Indebtedness. The CX - 350 & 450 Water Street Junior Notes have an aggregate outstanding principal balance as of the Cut-off Date of $411,000,000 and accrue interest at an initial fixed rate of 2.79200% per annum, followed by a rate increase after the ARD. For additional information, see “Description of the Mortgage Pool—The Loan Combinations—The Non-Serviced AB Loan Combinations—CX - 350 & 450 Water Street Loan Combination” in the Preliminary Prospectus.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The CX - 350 & 450 Water Street Loan Combination documents allow, on any business day after December 6, 2023, any borrower to obtain the release of its respective property in connection with a bona fide third-party sale upon the following conditions: (i) the borrowers must partially prepay (with the prepayment fee) or partially defease the CX – 350 & 450 Water Street Loan Combination in an amount equal to, (a) with respect to the release of 350 Water Street, 110% of the allocated loan amount and (b) with respect to the release of 450 Water Street,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: CX – 350 & 450 WATER STREET

105% of the allocated loan amount so long as after giving effect to such release, (ii) the debt service coverage ratio is equal to or greater than the greater of the debt service coverage ratio on the CX – 350 & 450 Water Street Loan Combination preceding such release and 1.90x and (iii) certain REMIC related conditions are satisfied. The allocated loan amount for the 350 Water Street property is $720,300,000 and the allocated loan amount for the 450 Water Street property is $504,700,000.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the CX - 350 & 450 Water Street Property plus 24 months of rental loss and/or business interruption coverage. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. If TRIPRA is no longer in effect, the borrowers are required to purchase the foregoing terrorism insurance coverage to the extent it is available; however, it is not required to pay terrorism insurance premiums in excess of two times the amount of the insurance premium payable in respect of the CX – 350 & 450 Water Street Property and business interruption/rental loss insurance required under the CX – 350 & 450 Water Street Loan Combination documents (without giving effect to the cost of terrorism and earthquake components of such insurance) at the time that terrorism coverage is excluded from the applicable insurance policy. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Sellers		GACC, CREFI
Location (City/State)	Greenwich, Connecticut	Cut-off Date Balance		$94,000,000
Property Type	Office	Cut-off Date Balance per SF		$273.85
Size (SF)	343,249	Percentage of Initial Pool Balance		6.3%
Total Occupancy as of 11/16/2021	82.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/16/2021	82.8%	Type of Security		Fee/Leasehold
Year Built / Latest Renovation	1970-1978 / 2014	Mortgage Rate		3.25700%
Appraised Value	$146,500,000	Original Term to Maturity (Months)		120
Appraisal Date	8/10/2021	Original Amortization Term (Months)		NAP
Borrower Sponsor	John J. Fareri	Original Interest Only Period (Months)		120
Property Management	Greenwich Premier Services Inc.	First Payment Date		1/6/2022
		Maturity Date		12/6/2031

Underwritten Revenues	$14,906,114
Underwritten Expenses	$5,106,790	Escrows(1)
Underwritten Net Operating Income (NOI)	$9,799,323		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,498,638	Taxes	$537,919	$89,653
Cut-off Date LTV Ratio	64.2%	Insurance	$0	Springing
Maturity Date LTV Ratio	64.2%	Replacement Reserve	$0	$7,151
DSCR Based on Underwritten NOI / NCF	3.16x / 3.06x	TI/LC(2)	$3,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF	10.4% / 10.1%	Other(3)	$938,901	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$94,000,000	90.6%	Existing Loan Payoff(4)	$98,440,144	94.8%
Principal’s New Cash Contribution	9,798,754	9.4	Upfront Reserves	4,476,820	4.3
			Closing Costs	881,791	0.8
Total Sources	$103,798,754	100.0%	Total Uses	$103,798,754	100.0%
(1)	See “—Escrows” below.

(2)	Monthly payments do not commence until the amount of funds in the account falls below $1,500,000.

(3)	Other upfront reserve includes an outstanding TI/LC reserve of approximately $753,750 and a free rent reserve of approximately $185,151. Additionally, there is a springing monthly ground rent reserve.

(4)	The prior loan matured on November 5, 2021, prior to the November 17, 2021 origination date, and accordingly was in maturity default at the time of origination of the Greenwich Office Park Loan (as defined below). The prior loan was repaid in full on the origination date of the Greenwich Office Park Loan.

■	The Mortgage Loan. The Greenwich Office Park mortgage loan (the “Greenwich Office Park Loan”) is a fixed rate loan secured by a first mortgage encumbering the borrower’s fee and leasehold interest in an office park located in Greenwich, Connecticut (the “Greenwich Office Park Property”). The Greenwich Office Park Loan is evidenced by two promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $94,000,000, representing approximately 6.3% of the Initial Pool Balance.

The Greenwich Office Park Loan was co-originated by DBR Investments Co. Limited (“DBRI”) and Citi Real Estate Funding Inc. (“CREFI”) on November 17, 2021. DBRI will be contributing Note A-1, which has a Cut-off Date Balance of $56,400,000, and CREFI will be contributing Note A-2, which has a Cut-off Date Balance of $37,600,000. The Greenwich Office Park Loan has a 10-year interest only term and accrues interest at a fixed rate of 3.25700% per annum. The Greenwich Office Park Loan proceeds were used to refinance the existing debt on the Greenwich Office Park Property, fund upfront reserves and pay origination costs.

The Greenwich Office Park Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The scheduled maturity date of the Greenwich Office Park Loan is the due date in December 2031. Voluntary prepayment of the Greenwich Office Park Loan in whole (but not in part) is permitted on or after the due date occurring in September 2031 without payment of any prepayment premium. Defeasance of the Greenwich Office Park Loan in whole (but not in part) is permitted at any time after the second anniversary of the closing date of the Benchmark 2021-B31 securitization.

■	The Mortgaged Property. The Greenwich Office Park Property improvements were constructed between 1970 and 1978, renovated in 2014, and consist of five, three-story buildings, and two, four-story buildings comprising 343,249 SF that are situated on a 19.01-acre site. In total, approximately $16.7 million of capital expenditures were invested into the Greenwich Office Park Property since 2010, which includes some investment from the previous ownership. The borrower sponsor acquired the Greenwich Office Park Property in 2016 for $120.0 million ($350 PSF) and has since invested in capital expenditures, tenant improvements and general property maintenance for a total cost basis of approximately $132.1 million ($385 PSF).

As of November 16, 2021, the Greenwich Office Park Property is 82.8% leased to 46 tenants representing a mix of companies including medical, finance, and legal tenants. The largest tenant, Orthopedic and Neurological (11.2% of NRA; 15.2% UW Base Rent), has been a tenant since 2012. The borrower sponsor has leased approximately 54,000 SF at the Greenwich Office Park Property since 2020 and through the COVID-19 pandemic.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

Amenities include a fitness center with personal trainers, a full-service café with catering services, a door-to-train shuttle service, complimentary partially covered parking, specialty services such as shoe repair and a notary, storage space and a tenant conference room. The Greenwich Office Park Property’s grounds are well maintained and include abundant outside seating as well as two freshwater ponds.

The office park in which the Greenwich Office Park Property is located also includes an additional 78,000 SF building, Building 8, and related land, which is not collateral for the Greenwich Office Park Loan. The building is currently vacant, and expected to be renovated by the borrower sponsor.

■	COVID-19 Update. As of November 1, 2021, the Greenwich Office Park Loan is not subject to any forbearance, modification or debt service relief request. The first payment date for the Greenwich Office Park Loan is January 6, 2022. Additionally, only one tenant at the Greenwich Office Park Property sought out rent deferment due to COVID-19. The tenant, Evolvere Health (1,885 SF, 0.55% of NRA, LXP: 9/30/2022), was allowed to defer $22,000 in rent, which represented a 50% rent reduction from September 2020 through February 2021), in exchange for forfeiting its security deposit in the same amount at lease expiration. See “Risk Factors—Special Risks—Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans” in the Preliminary Prospectus.

The following table presents certain information relating to the tenants at the Greenwich Office Park Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Orthopedic and Neurological	NR/NR/NR	38,479	11.2%	$2,073,394	15.2%	$53.88	10/31/2029	2, 5-year options
Starwood Capital Operations LLC	NR/NR/NR	24,027	7.0	1,069,569	7.9	$44.52	2/28/2023	1, 5-year option
Platinum Equity Advisors	NR/NR/NR	15,747	4.6	850,338	6.3	$54.00	11/30/2029	1, 5-year option
Stark Office Suites Of Greenwich	NR/NR/NR	14,752	4.3	774,480	5.7	$52.50	9/30/2024	1, 5-year option
MarbleGate	NR/NR/NR	15,494	4.5	759,206	5.6	$49.00	11/14/2030	1, 5-year option
Performance Equity Management(3)	NR/NR/NR	12,988	3.8	519,520	3.8	$40.00	3/31/2027	1, 5-year option
Winklevoss Consultants	NR/NR/NR	10,664	3.1	479,880	3.5	$45.00	7/31/2024	1, 5-year option
Vertafore/RiskMatch LLC	NR/NR/NR	7,703	2.2	400,556	2.9	$52.00	6/30/2023	1, 5-year option
Northcoast Asset Manager	NR/NR/NR	7,331	2.1	384,878	2.8	$52.50	6/30/2026	1, 5-year option
Good Hill Partners LP	NR/NR/NR	6,755	2.0	364,770	2.7	$54.00	10/31/2026	1, 5-year option
Ten Largest Tenants		153,940	44.8%	$7,676,591	56.4%	$49.87
Remaining Occupied Tenants(4)		130,413	38.0	5,925,784	43.6	$45.44
Total Occupied		284,353	82.8%	$13,602,374	100.0%	$47.84
Vacant		58,896	17.2	0
Total / Wtd. Avg.		343,249	100.0%	$13,602,374

(1)	Based on the rent roll dated November 16, 2021.

(2)	In some instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

(3)	Performance Equity Management has a one time right to terminate its lease effective March 31, 2023, by written notice given no earlier than December 1, 2021 and no later than March 31, 2022, upon payment of an early termination fee.

(4)	Includes amenity spaces that have no expiration date.

The following table presents certain information relating to the lease rollover schedule at the Greenwich Office Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	2,390	0.7	0.7%	124,280	0.9	$52.00	1
2022	17,374	5.1	5.8%	840,452	6.2	$48.37	8
2023	76,703	22.3	28.1%	3,653,414	26.9	$47.63	12
2024	39,531	11.5	39.6%	1,931,556	14.2	$48.86	5
2025	5,761	1.7	41.3%	282,289	2.1	$49.00	1
2026	27,581	8.0	49.3%	1,418,484	10.4	$51.43	6
2027	16,453	4.8	54.1%	692,770	5.1	$42.11	2
2028	2,208	0.6	54.8%	108,192	0.8	$49.00	1
2029	60,658	17.7	72.4%	3,199,832	23.5	$52.75	4
2030	15,494	4.5	77.0%	759,206	5.6	$49.00	1
2031	10,762	3.1	80.1%	591,900	4.4	$55.00	2
2032 & Thereafter(3)	9,438	2.7	82.8%	0	0.0	$0.00	3
Vacant	58,896	17.2	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	343,249	1 00.0%		$13,602,374	100.0%	$47.84	46

(1)	Based on the underwritten rent roll dated November 16, 2021.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(3)	Includes amenity spaces that have no expiration date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

The following table presents certain information relating to historical leasing at the Greenwich Office Park Property:

Historical Leased %(1)

2018	2019	2020	As of 11/16/2021(2)
77.5%	81.5%	82.2%	82.8%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated November 16, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Greenwich Office Park Property:

Cash Flow Analysis(1)

	2019	2020	TTM 8/30/2021	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	13,346,892	13,352,236	$13,066,935	$13,954,241	$40.65
Vacant Income	0	0	0	3,107,973	9.05
Reimbursements	0	0	922,152	951,873	2.77
Vacancy & Credit Loss(4)	0	0	0	(3,107,973)	(9.05)
Other Income	0	0	11,455	0	0.00
Effective Gross Income	13,346,892	13,352,236	$14,000,542	$14,906,114	$43.43

Real Estate Taxes	977,672	1,049,439	1,044,239	1,065,124	3.10
Insurance	107,981	121,991	114,981	126,330	0.37
Management	389,577	388,866	414,225	447,183	1.30
Ground Rent	34,385	31,520	34,385	34,385	0.10
Other Operating Expenses	3,843,553	3,426,786	3,373,777	3,433,768	10.00
Total Operating Expenses	$5,353,168	$5,018,602	$4,981,607	$5,106,790	$14.88

Net Operating Income	$7,993,724	$8,333,634	$9,018,934	$9,799,323	$28.55
Extraordinary CapEx(5)	0	0	0	(300,000)	(0.87)
TI/LC	0	0	0	514,874	1.50
Replacement Reserves	0	0	0	85,812	0.25
Net Cash Flow	$7,993,724	$8,333,634	$9,018,934	$9,498,638	$27.67

Occupancy	81.5%	82.2%	82.8%(2)	82.7%
NOI Debt Yield	8.5%	8.9%	9.6%	10.4%
NCF DSCR	2.58x	2.68x	2.91x	3.06x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on in-place rent roll dated November 16, 2021.

(3)	Underwritten Base Rent is inclusive of $351,867 of rent steps taken through November 2022.

(4)	Represents an underwritten economic vacancy of 17.3%.

(5)	Extraordinary CapEx represents 10% Credit taken for upfront general TI/LC reserve of $3.0 million.

■	Appraisal. According to the appraisal, the Greenwich Office Park Property has an “as-is” appraised value of $146,500,000 as of August 10, 2021.

Appraisal Approach	Appraised Value	Capitalization Rate
Direct Capitalization Approach	$146,700,000	7.25%
Discounted Cash Flow Approach	$146,300,000	7.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report dated October 6, 2021, there are no recognized environmental conditions at the Greenwich Office Park Property.

■	Market Overview and Competition. The Greenwich Office Park Property is located at 1-6 and 9 Greenwich Office Park, Greenwich within Fairfield County, Connecticut. Greenwich is a regional hub for Fairfield County. The town’s economy is based on the healthcare/social assistance, manufacturing, finance/insurance, and wholesale/retail trade industries. According to a third party report, there has been interest in the Greenwich office market with five office properties acquired in the last 12 months.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

As of October 2021, the Greenwich office submarket had a total inventory of 6,759,826 SF according to a third party market report. Over the past 12 months, 15,000 SF were removed from the submarket. Since the beginning of 2019, approximately 15,000 SF have been removed from the total supply. As of October 2021, zero SF were under construction.

As of the third quarter of 2021, net absorption in the Greenwich office submarket was negative 2,480 SF, as compared to 47,092 SF as of year-end 2020 and 91,848 SF as of year-end 2019. The office vacancy rate in the Greenwich submarket has ranged from 7.9% to 12.8% since 2015 and was 8.7% as of October 2021.

As of October 2021, the average rental rate for office space was $48.99 PSF in the Greenwich office submarket, representing an increase of 2.5% over year-end 2020. The following table summarizes the comparable office leases in the surrounding market.

	Summary of Comparable Office Leases(1)
Property/Address	Location	Year Built / Renovated	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent PSF
Greenwich Office Park(2)	Greenwich, CT	1970-1978/2014	Eagle Health Investments LP	1/2022	5	MG(3)	3,465	$50.00
67 Holy Hill Lane	Greenwich, CT	1982/NAP	Not Disclosed	6/2021	3	MG	400	$52.50
125 Greenwich Avenue	Greenwich, CT	1917/NAP	Watchonista	7/2021	3	MG	700	$49.00
411 West Putnam Avenue	Greenwich, CT	1973/1996	Not Disclosed	2/2021	5	MG	10,061	$54.00
73 Arch Street	Greenwich, CT	1980/NAP	DCF Capital	10/2020	5	MG	2,700	$57.00
71 Arch Street	Greenwich, CT	1978/NAP	Not Disclosed	7/2020	3	MG	1,000	$55.00
200 Railroad Avenue	Greenwich, CT	1975/1996	Private Equity Firm	12/2019	3	MG	2,150	$55.00
Total/Wtd. Avg.(4)					4.5			$54.42

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated November 16, 2021.

(3)	This lease is modified gross, not all leases at the Greenwich Office Park Property are modified gross.

(4)	Total/Wtd.Avg. does not include the subject property.

■	The Borrower. The borrower is New Greenwich Park LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Greenwich Office Park Loan.

The borrower sponsor and non-recourse carveout guarantor for the Greenwich Office Park Loan is John J. Fareri. Mr. Fareri is CEO of Fareri Associates, LP based in Greenwich, Connecticut, and is a developer, owner, and manager of commercial, industrial, and residential real estate in Westchester County and the Lower Hudson Valley in New York and Fairfield County, Connecticut. To date, Mr. Fareri and his affiliated companies have developed, repositioned and/or currently own approximately 5 million SF of real estate. His developments and investments include retail locations, mixed-use properties, office buildings, industrial properties, medical buildings, townhouse developments, residential-rental projects, and single-family homes.

■	Escrows. At loan origination, the borrower deposited approximately (i) $537,919 into a tax reserve, (ii) $3,000,000 into a future TI/LC reserve, (iii) $753,750 into an outstanding TI/LC reserve and (iv) $185,151 into a free rent reserve. In addition, with respect to one new tenant and two prospective tenants, in lieu of the borrower funding the outstanding TI/LC reserve, the non-recourse carveout guarantor is guaranteeing the payment of the related tenant improvements and leasing commissions.

Tax Reserve – On each due date, the borrower is required to fund 1/12 of the taxes (initially approximately $89,653), that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve – On each due date, the borrower is required to fund 1/12 of the insurance premiums that the lender reasonably estimates will be required for the renewal of the insurance coverage. These deposits will be waived as long as an acceptable blanket policy is in effect, which was the case as of the origination date.

Capital Expenditure Reserve – On each due date, the borrower is required to fund a capital expenditure reserve in the amount of approximately $7,151; provided that the borrower’s obligation to make such deposits will cease at any time that the balance in the capital expenditure reserve equals 24 times the required monthly deposit therein.

TI/LC Reserve — On and after the first due date that the balance of the future TI/LC reserve is below $1,500,000 the borrower is required to fund such reserve in the monthly amount of approximately $42,906, provided that if at any time following the commencement of such monthly deposits the amount in such reserve equals or exceeds $2,000,000 (not including any remaining portion of the initial $753,750 deposit made to the upfront outstanding TI/LC reserve), the borrower’s obligation to make such monthly deposits will be suspended until the balance in such reserve falls below $2,000,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

Ground Rent Reserve – On each due date during a Trigger Period (as defined below), the borrower is required to fund an amount equal to the ground rent for the month following the month of such due date into a ground rent reserve.

■	Lockbox and Cash Management. The Greenwich Office Park Loan is structured with a hard lockbox and springing cash management. The borrower is required to cause all rents to be deposited directly into the lender-controlled lockbox account. The Greenwich Office Park Loan documents also require that all rents received by the borrower or property manager be deposited into the lockbox account within two business days of receipt. During the continuance of a Trigger Period, funds on deposit in the lockbox account are required to be swept on a daily basis into a lender-controlled cash management account and applied on each payment date (i) to make deposits into the tax and insurance and ground rent reserves, (ii) to pay debt service on the Greenwich Office Park Loan, (iii) to make deposits into the capital expenditure and TI/LC reserve, (iv) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which lender-approved budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), and (v) to pay lender-approved extraordinary expenses, if any, with any excess cash after such application required to be deposited into a lender-controlled account to be held as additional collateral for the Greenwich Office Park Loan during such Trigger Period.

A “Trigger Period” will commence upon (i) the occurrence of an event of default under the Greenwich Office Park Loan (ii) a Low DSCR Period (as defined below) and (iii) if a property manager is an affiliate of the borrower or guarantor and such property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding and will end, if, (A) with respect to a Trigger Period continuing pursuant to clause (i), the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender or (B) with respect to a Trigger Period continuing due to clause (ii), the Low DSCR Period has ended pursuant to the terms in the loan agreement or (C) with respect to clause (iii), if the property manager is replaced with an unaffiliated qualified manager approved by the lender under a replacement management agreement approved by the lender.

A “Low DSCR Period” will commence if the debt service coverage ratio (“DSCR”) is less than 2.25x based on the Greenwich Office Park Loan documents as of the last day of any calendar quarter, however if any tenant is subject to a Tenant Adjustment Event (as defined below), then the underwritten net cash flow as of the most recent calendar quarter may be immediately adjusted downward by the lender and to the extent said adjustment results in a debt service coverage ratio that is below 2.25x, a Low DSCR Period will immediately commence, and will end upon the Greenwich Office Park Property achieving a DSCR of at least 2.30x for two consecutive calendar quarters.

A “Tenant Adjustment Event” will mean the exclusion of (X) amounts representing non-recurring items and (Y) amounts received from (1) tenants not currently in occupancy and paying full, unabated rent, (2) tenants affiliated with the borrower or non-recourse guarantor (other than the Greenwich Premier Services Inc. lease), (3) tenants in default or in bankruptcy, (4) tenants under month-to-month leases, (5) tenants under leases where the term is set to expire in the next two succeeding calendar quarters or (6) tenants under leases where the tenant thereunder has a renewal option and has failed to exercise such renewal option within the time period set forth in the lease or has given notice of intent to vacate.

■	Property Management. The Greenwich Office Park Property is managed by Greenwich Premier Services Inc., an affiliate of the borrower. Such property manager is also a tenant at the Greenwich Office Park Property.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The borrower may obtain the free release of any unimproved, non-income producing vacant land at the Greenwich Office Park Property and the parking lots at the Greenwich Office Park Property, which parcel(s) may be released from time-to-time, which parcel(s) are identified in a schedule to the loan documents and the exact size and location of which must be reasonably approved by the lender, provided that certain conditions are satisfied, including compliance with zoning and other legal requirements, separate tax parcels and zoning lots (or one or more condominium units subject to a condominium have been created pursuant to a condominium conversion of the Greenwich Office Park Property (see below)), provision of reasonable evidence that the value of the Greenwich Office Park Property will not be materially less following the release, delivery of an anti-poaching restrictive covenant of which the lender must be a third party beneficiary, and compliance with REMIC related conditions (including prepayment of the Greenwich Office Park Loan to the extent required to comply with REMIC requirements, together with, if prior to the open period, a prepayment fee equal to the greater of a yield maintenance premium and 5.00% of the amount prepaid).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: GREENWICH OFFICE PARK

In order to effect such a release, the borrower may convert the entire Greenwich Office Park Property to an air-rights condominium form of ownership, provided that certain conditions are satisfied, including but not limited to lender approval of the condominium documents, the condominium units and the common areas, and compliance with REMIC requirements.

■	Ground Lease. The Greenwich Office Park Property is comprised of 19.01 acres, of which 0.95 acres, on which Building 9 is located, are ground leased by the borrower under a ground lease from PIC Associates, which commenced in September 1977 and expires September 2076, with approximately 55 years remaining. The current rent is approximately $34,385 annually and will increase in 2023 to approximately $39,543, which will remain the annual rent through September 2032. The ground lease provides that annual rent from September 2032 through the remaining term of the ground lease will be determined by agreement between the ground lessor and ground lessee, and that such agreement must incorporate commercially reasonable escalators to become effective at commercially reasonable intervals. The ground lease provides that the purpose of such provision is to provide the opportunity to adjust the annual rent to reflect a reasonable commercial rental for commercial real estate in Greenwich, Connecticut at the time of such adjustment. If the parties are unable to reach agreement on the annual rent for the remainder of the term by the end of September 2032, the rent is required to be determined by binding arbitration, and during the period of arbitration will be $3,500 a month, to be adjusted once the rent is determined by the arbitration. The ground lease is a net lease, with all insurance, taxes, utilities, and other property expenses required to be paid by the ground lessee. The ground lease provides that the ground lessor has a right of first offer to purchase the ground lessee's leasehold interest. Pursuant to a ground lessor estoppel, the ground lessor has agreed such right will not apply to a foreclosure or a deed-in-lieu thereof by the lender.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Greenwich Office Park Property plus 24 months of rental loss and/or business interruption coverage, provided that such coverage is available. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC
Location (City / State)	Plainsboro, New Jersey	Cut-off Date Balance(3)	$75,000,000
Property Type	Office	Cut-off Date Balance per SF(3)	$288.15
Size (SF)	731,104	Percentage of Initial Pool Balance	5.0%
Total Occupancy as of 12/6/2021	77.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/6/2021	77.0%	Type of Security	Fee
Year Built / Latest Renovation	1985, 1989, 1994 / 2013	Mortgage Rate(4)	2.83800%
Appraised Value(1)	$330,000,000	Original Term to Maturity (Months)(4)	60
Appraisal Date(1)	9/21/2021	Original Amortization Term (Months)	NAP
Borrower Sponsor(2)	Hana Alternative Asset Management Co., Ltd.	Original Interest Only Period (Months)(4)	60
Property Management	Ivy Realty Services, LLC	First Payment Date	12/6/2021
Anticipated Repayment Date(4)	11/6/2026
Final Maturity Date(4)	4/6/2031
Underwritten Revenues	$32,650,130
Underwritten Expenses	$13,331,718	Escrows(5)
Underwritten Net Operating Income (NOI)	$19,318,412	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$19,172,191	Taxes	$525,310	$525,310
Cut-off Date LTV Ratio(1)(3)	63.8%	Insurance	$90,983	$22,746
Maturity Date LTV Ratio(1)(3)(4)	63.8%	Replacement Reserve	$0	$1,218
DSCR Based on Underwritten NOI / NCF(3)	3.19x / 3.16x	TI / LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.2% / 9.1%	Other(6)	$27,146,846	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$210,667,000	100.0%	Loan Payoff	$169,240,404	80.3%
Upfront Reserves	27,763,140	13.2
Return of Equity	11,803,118	5.6
Closing Costs	1,860,338	0.9
Total Sources	$210,667,000	100.0%	Total Uses	$210,667,000	100.0%

(1)	The appraisal concluded to a “go dark” appraised value of $205,000,000, which results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 102.8%.

(2)	There is no non-recourse carveout guarantor or separate environmental indemnitor for the Novo Nordisk HQ Mortgage Loan (as defined below).

(3)	The Novo Nordisk HQ Mortgage Loan is part of the Novo Nordisk HQ Loan Combination (as defined below) evidenced by four pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $210,667,000. LTV Ratios, DSCR, Debt Yield and Cut-off Date Balance per SF set forth above are calculated based on the outstanding balance of the Novo Nordisk HQ Loan Combination.

(4)	The Novo Nordisk HQ Loan Combination is structured with an Anticipated Repayment Date (“ARD”) of November 6, 2026 and a final maturity date of April 6, 2031. The initial interest rate for the Novo Nordisk HQ Loan Combination is 2.83800% per annum. From and after the ARD, the per annum interest rate will equal to the greater of (i) the initial interest rate plus 2.5000% and (ii) the swap rate in effect on the ARD plus 4.19000%. The metrics presented above are calculated based on the ARD.

(5)	See “—Escrows” below.

(6)	Other upfront reserve includes an expansion reserve of approximately $14,146,846 and a seller credit reserve of $13,000,000.

■	The Mortgage Loan. The mortgage loan (the “Novo Nordisk HQ Mortgage Loan”) is part of a Loan Combination (the “Novo Nordisk HQ Loan Combination”) with an aggregate outstanding principal balance as of the Cut-off Date of $210,667,000, which is secured by the borrower’s fee interest in a Class A office building located in Plainsboro, New Jersey (the “Novo Nordisk HQ Property”). The Novo Nordisk HQ Mortgage Loan will be evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $75,000,000, representing approximately 5.0% of the Initial Pool Balance. The Novo Nordisk HQ Loan Combination is comprised of four pari passu notes with an aggregate principal balance as of the Cut-off Date of $210,667,000 as detailed in the “Loan Combination Summary” table below. The Novo Nordisk HQ Loan Combination was originated by DBR Investments Co. Limited (“DBRI”) on November 5, 2021.

The Novo Nordisk HQ Loan Combination has a five-year interest-only term through the ARD of November 6, 2026 and a final maturity date of April 6, 2031. The initial interest rate for the Novo Nordisk HQ Loan Combination is 2.83800% per annum (the “Initial Interest Rate”). From and after the ARD, the per annum interest rate will be equal to the greater of (i) the Initial Interest Rate plus 2.5000% and (ii) the swap rate (as calculated in the Novo Nordisk HQ Loan Combination documents) in effect on the ARD plus 4.19000% (the “Adjusted Interest Rate”); however, interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate will be deferred as described below under “Lockbox / Cash Management.”

The Novo Nordisk HQ Loan Combination has an initial term to the ARD of 60 months and has a remaining term to the ARD of 59 months as of the Cut-off Date. The Novo Nordisk HQ Loan Combination requires payments of interest only until the ARD in November 2026 or, if not repaid on the ARD, the final maturity date in April 2031. Defeasance of the Novo Nordisk HQ Loan Combination is permitted under the Novo Nordisk HQ Loan Combination documents at any time after the earlier of (i) November 5, 2024 or (ii) the second anniversary of the closing date of the securitization that includes the last note of the Novo Nordisk HQ Loan Combination to be securitized. On or after the monthly payment date in July 2026, the Novo Nordisk HQ Loan Combination may be voluntarily prepaid in whole and in part without penalty.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

The table below summarizes the promissory notes that comprise the Novo Nordisk HQ Loan Combination. The relationship between the holders of the Novo Nordisk HQ Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2021-B31	Yes
A-2, A-3, A-4	$135,667,000	$135,667,000	DBRI(1)	No
Loan Combination	$210,667,000	$210,667,000

(1)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

■	The Mortgaged Property. The Novo Nordisk HQ Property is a Class A office property totaling 731,104 SF across nine interconnected buildings on a 58.63-acre site located in Plainsboro, New Jersey. The Novo Nordisk HQ Property was originally built in 1985 and in 2013 underwent a full redevelopment and modernization. The Novo Nordisk HQ Property is LEED Silver-certified and features modern technology, energy-efficient systems and design upgrades such as a new façade, 10-foot glass exterior walls and a two-story, 30-foot lobby with floor-to-ceiling glass. The campus amenities include a 267-seat full-service cafeteria, a fully-equipped fitness center, presidential suite and executive board room, a 4,000 SF rooftop terrace with kitchen and patio seating, concierge services, meeting spaces and 2,214 parking spaces (2.9 spaces per 1,000 SF), including a single-story parking garage.

As of December 6, 2021, the Novo Nordisk HQ Property is 77.0% leased to its sole tenant, Novo Nordisk, Inc. (“Novo Nordisk” or the “Tenant”), the United States affiliate of the global healthcare company, Novo Nordisk A/S (NYSE: NVO; rated A1/AA- by Moody’s/S&P), which is the guarantor under the Novo Nordisk lease. Novo Nordisk occupies 563,289 SF or 100% of the SF of the space which it is obligated to lease under the terms of its lease. Novo Nordisk has the option to lease the remaining 167,815 SF at the Novo Nordisk HQ Property, which is located along the easterly side of the complex and is in “shell” condition. Novo Nordisk can exercise its right to expand into this space anytime during its lease term and as such, this expansion space cannot be marketed to another tenant without modifying the current Novo Nordisk lease. At loan origination, the borrower deposited approximately $14,146,846 into an expansion reserve and $13,000,000 into a seller credit reserve. See “—Escrows” below.

Novo Nordisk has maintained its North American headquarters at the Novo Nordisk HQ Property since taking occupancy in 2013, originally as part of an approximately $215.0 million renovate-to-suit project. Novo Nordisk has recently completed an approximately $32.0 million capital expenditure program at the Novo Nordisk HQ Property, which included IT infrastructure improvements, a new teleconference center, office furniture upgrades, locker room improvements and mechanical and lighting upgrades.

Founded in 1923, Novo Nordisk A/S is a global healthcare company, headquartered in Copenhagen, Denmark with more than 45,000 employees in 80 offices around the world. As of the trailing 12-month period ending in the third quarter of 2021, Novo Nordisk A/S reported a total revenue of approximately $134.6 billion and a net income of approximately $46.2 billion. Novo Nordisk, the United States subsidiary and Tenant, is a developer and manufacturer of biological medicines specializing in diabetes care and other serious chronic conditions such as hemophilia, obesity and growth disorders. Novo Nordisk is headquartered at the Novo Nordisk HQ Property and has other locations in seven states and nearly 6,000 employees with approximately 4.0 million people in the United States using its medicines.

Novo Nordisk occupies the Novo Nordisk HQ Property under a lease that expires in April 2031, with no termination options and one, ten-year renewal option. Novo Nordisk has a base rent of $32.81 per SF on a triple net basis with 2.00% annual rent steps.

As of September 2021, employees were slowly moving back to the office with reportedly around 400 employees at the Novo Nordisk HQ Property. The Novo Nordisk HQ Property typically has a full-time workforce of approximately 1,700 employees.

■	COVID-19 Update. As of November 5, 2021, the Novo Nordisk HQ Loan Combination is not subject to any forbearance, modification or debt service relief request. The first payment date for the Novo Nordisk HQ Mortgage Loan Combination is December 6, 2021. See “Risk Factors—Special Risks—Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

The following table presents certain information relating to the sole tenant at the Novo Nordisk HQ Property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Novo Nordisk	NR / A1 / AA-	563,289	77.0%	$18,481,512	100.0%	$32.81	4/30/2031	1, 10-year option
Total Occupied		563,289	77.0%	$18,481,512	100.0%	$32.81
Vacant		167,815	23.0	0
Total / Wtd. Avg.		731,104	100.0%	$18,481,512

(1)	Based on the underwritten rent roll as of December 6, 2021.

(2)	The credit ratings are those of the direct parent company, Novo Nordisk A/S, which is the guarantor under the lease.

The following table presents certain information relating to the lease rollover schedule at the Novo Nordisk HQ Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031	563,289	77.0	77.0%	18,481,512	100.0	$32.81	1
2032 & Thereafter	0	0.0	77.0%	0	0.0	$0.00	0
Vacant	167,815	23.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	731,104	100.0%		$18,481,512	100.0%	$32.81	1

(1)	Based on the underwritten rent roll as of December 6, 2021.

The following table presents certain information relating to historical leasing at the Novo Nordisk HQ Property:

Historical Leased %(1)

2018	2019	2020	As of 12/6/2021(2)
77.0%	77.0%	77.0%	77.0%

(1)	As provided by the borrowers and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll as of December 6, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Novo Nordisk HQ Property:

Cash Flow Analysis(1)(2)

	2018	2019	2020	Underwritten	Underwritten $ per SF
Base Rent	$17,302,360	$17,649,722	$18,002,716	$18,481,512	$25.28
Rent Steps(3)	0	0	0	371,771	0.51
IG Rent Step Credit(4)	0	0	0	465,129	0.64
Value of Vacant Space	0	0	0	9,458,516	12.94
Gross Potential Rent	$17,302,360	$17,649,722	$18,002,716	$28,776,928	$39.36
Tenant Recoveries	12,185,965	13,111,052	13,295,581	13,331,718	18.24
Total Gross Income	$29,488,325	$30,760,774	$31,298,297	$42,108,646	$57.60
Vacancy	0	0	0	(9,458,516)	(12.94)
Effective Gross Income	$29,488,325	$30,760,774	$31,298,297	$32,650,130	$44.66
Total Fixed Expenses	5,987,351	6,090,604	6,261,061	6,515,840	8.91
Total Variable Expenses	6,825,278	7,302,888	6,776,411	6,815,878	9.32
Total Expenses	$12,812,629	$13,393,492	$13,037,472	$13,331,718	$18.24

Net Operating Income	$16,675,696	$17,367,282	$18,260,825	$19,318,412	$26.42
Replacements Reserves	0	0	0	146,221	0.20
TI / LC	0	0	0	0	0.00
Net Cash Flow	$16,675,696	$17,367,282	$18,260,825	$19,172,191	$26.22

Occupancy(5)	77.0%	77.0%	77.0%	78.0%
NOI Debt Yield(6)	7.9%	8.2%	8.7%	9.2%
NCF DSCR(6)	2.75x	2.87x	3.01x	3.16x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring expenses were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll as of December 6, 2021.

(3)	Based on contractual rent steps through October 1, 2022.

(4)	Based on the straight-line rent steps through the final maturity date of the Novo Nordisk HQ Loan Combination.

(5)	Underwritten occupancy is based on the economic occupancy.

(6)	The NOI Debt Yield and the NCF DSCR are calculated based on the Novo Nordisk HQ Loan Combination.

■	Appraisal. According to the appraisal, the Novo Nordisk HQ Property has an “As-Is” appraised value of $330,000,000 as of September 21, 2021. In addition, the appraisal concluded to an “as dark” appraised value of $205,000,000 as of September 21, 2021.

Appraisal Approach	Appraised Value	Capitalization Rate
Direct Capitalization Approach	$330,000,000	5.00%
Discounted Cash Flow Approach	$330,000,000	5.50%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report dated September 20, 2021, there are no recognized environmental conditions at the Novo Nordisk HQ Property. However, historical recognized environmental conditions relating to on-site underground storage tanks were identified and the environmental report recommended the continued upkeep and maintenance of the tank monitoring systems associated with such on-site underground storage tanks.

■	Market Overview and Competition. The Novo Nordisk HQ Property is located in Plainsboro Township in Middlesex County, New Jersey, a suburban community that offers convenient highway access, proximity to major universities, an educated labor pool, area amenities and a diverse housing base. The Novo Nordisk HQ Property is within the Princeton Forrestal Center Office and Research Complex, which is Princeton University’s corporate office and research complex. The Princeton Forestal Center is in the Princeton business and pharmaceutical corridor as the municipality of Princeton is adjacent to Plainsboro Township. The Princeton Forrestal Center is home to a corporate presence which includes companies such as Bristol-Meyers Squibb, Bank of America Merrill Lynch, Johnson & Johnson, Dow Jones, and BlackRock. Novo Nordisk directly benefits from its relationships with numerous businesses, hospitals, and medical centers, which purchase, use, sell, or collaborate with Novo Nordisk on the development of the pharmaceutical and medicinal products that Novo Nordisk produces and are located within direct proximity to the Novo Nordisk HQ Property. Such institutions include the University Medical Center of Princeton at Plainsboro, a recently completed 231 single patient room facility located approximately 2 miles from the Novo Nordisk HQ Property, which includes a hospital, an education center, a skilled nursing facility, and a park and has been a strong demand driver for medical office space at

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

Princeton Forrestal Village. The Novo Nordisk HQ Property location also offers Novo Nordisk and other employers’ direct access to an educational base of newly graduated talent from universities, such as Princeton University, Rutgers University, TCNJ, and Rider University. The Novo Nordisk HQ Property is equidistant from New York and Philadelphia, allowing Novo Nordisk and other surrounding companies the ability to draw residents from both metropolitan areas, as well as diverse and educated labor pools from Eastern Pennsylvania and Northern and Central New Jersey. The transit-oriented campus is less than one mile from Route 1, less than four miles from the Princeton Junction mass transit center and convenient to Interstates 95 and 295.

According to the appraisal, the Novo Nordisk HQ Property is located in the Brunswick West office submarket in Northern New Jersey. Over the past ten years the Brunswick West office submarket inventory slightly increased by 2.4% and had positive absorption of 2.4%. Over the same period, there was a 5.9% decrease in the vacancy rate and a 14.6% increase in the average asking rent. As of the second quarter of 2021, the Brunwick West submarket had a total office inventory of approximately 10.0 million SF with a vacancy rate of 21.5%. The average asking rent was $27.14 per SF.

The following table summarizes the comparable office leases in the surrounding market.

Summary of Comparable Office Leases(1)
Property/Address	Location	Year Built / Renovated	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent PSF	Rent Steps	Free Rent (mos.)
Novo Nordisk HQ(2)	Plainsboro, NJ	1985, 1989, 1994 / 2013	Novo Nordisk	7/2011	18	NNN	563,289	$32.81	2.0%	0
777 Scudders Mill Road	Plainsboro, NJ	1992/NAP	Croda, Inc.	6/2020	12	NNN	225,000	$31.00	3.0%	6
200 Connell Drive	Berkeley Heights, NJ	1987/NAP	Hikma Pharmaceuticals	12/2019	10	MG	44,267	$34.50	2.0%	0
445 South Street Ste. 300	Morristown, NJ	1984/2007	Travelers Insurance	2/2018	10	NNN	80,642	$25.50	2.0%	0
1 University Square Ste. 1, 3, 4	Princeton, NJ	2006/NAP	Blackrock Financial	10/2018	10	NNN	209,809	$41.62	2.0%	0
9 Roszel Road Ste. 1, 2, 3	West Windsor, NJ	1999/NAP	Bristol-Myers Squibb	3/2021	10	MG	118,110	$35.00	2.0%	0
440 Route 22 E, Ste 101	Bridgewater, NJ	1990/2019	PF Compass	1/2021	10	MG	199,279	$27.00	2.0%	0
Total/Wtd. Avg.					10.4			$32.84

(1)	Source; Appraisal

(2)	Based on the rent roll as of December 6, 2021.

(3)	Total/Wtd. Avg. does not include the Novo Nordisk HQ Property.

■	The Borrower. The borrower is Princeton HD Owner LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Novo Nordisk HQ Loan Combination. There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the Novo Nordisk HQ Loan Combination. The borrower sponsor is Hana Alternative Asset Management Co., Ltd. (“Hana”). The Novo Nordisk HQ Property is indirectly owned by a joint venture between Mirae Asset Securities (27.78%), Hana Financial Investment (22.98%), Hyundai Motor Securities (19.15%), Heung Kuk Fire & Marine Insurance (19.03%) and Seoul Guaranty Insurance (10.05%). The borrower sponsor is ultimately controlled by Hana.

Hana, a subsidiary of Hana Financial Group, was founded in 2006 as the first asset management company to specialize in commercial real estate in Korea. As of November 2021, Hana had approximately $8.0 billion USD of assets under management of which 67.1% are investments in real estate.

■	Escrows. At loan origination, the borrower deposited (i) approximately $525,310 into a tax reserve, (ii) approximately $90,983 into an insurance reserve, (iii) approximately $14,146,846 into an expansion reserve for approved leasing expenses in connection with work related to Novo Nordisk electing its expansion option and (iv) $13,000,000 into a seller credit reserve in connection with an agreement (the “Earnout Agreement”) between the prior owner of the Novo Nordisk HQ Property (the “Property Seller”) and the sole member of the borrower (the “Sole Member”), pursuant to which the Sole Member has agreed to pay all or a pro rata portion of such amount to the Property Seller if Novo Nordisk exercises all or a portion of its expansion option for 167,815 additional SF pursuant to its lease (and together with the expansion reserve, the “Expansion Funds”). The Sole Member has pledged its equity interest in the borrower to the Property Seller to secure such obligation as described under “Current Mezzanine and Subordinate Indebtedness”).

The seller credit reserve will be held by the lender, provided no event of default is continuing and the ARD has not yet occurred, until either (i) the expansion option is exercised, and the obligation is due to the Property Seller, in which case the lender is required to the release to the Property Seller the amount due under the Earnout Agreement, or (ii) if the expansion option has not been exercised on or prior to the earlier of August 11, 2024 and the date of any transfer and assumption of the Novo Nordisk HQ Property, at which time, so long as no Trigger Period (as defined below) is

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

continuing and the lender receives reasonably satisfactory evidence that certain conditions relating to the termination of the pledge to the Property Seller are satisfied, the lender is required to release the reserve to the borrower.

Tax Reserve – On each payment date, the borrower is required to deposit into a tax reserve 1/12 of the taxes (initially, approximately $525,310), that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Insurance Reserve – On each payment date, the borrower is required to deposit into an insurance reserve 1/12 of the insurance premiums (initially, approximately $22,746), that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Capital Expenditure Reserve – On each payment date, the borrower is required to fund a capital expenditure reserve in the amount of approximately $1,218.

Lease Sweep Reserve – On each payment date during a Trigger Period due to a Lease Sweep Period (as defined below), the borrower is required to deposit excess cash flow into a lease sweep reserve.

■	Lockbox and Cash Management. The Novo Nordisk HQ Loan Combination is structured with a hard lockbox and springing cash management. The borrower is required to cause all rents to be deposited directly into the lender-controlled lockbox account. All funds received by the borrower or the property manager are required to be deposited in the lockbox account within one business day following receipt. During the continuance of a Trigger Period, funds on deposit in the lockbox account are required to be swept on a daily basis into a lender-controlled cash management account and applied on each payment date (i) to make deposits into the tax and insurance reserves, (ii) to pay debt service on the Novo Nordisk HQ Loan Combination, (iii) to make deposits into the capital expenditure reserve, (iv) to pay (I) the lesser of lender-approved budgeted operating expenses and actual operating expenses, minus (II) the amount by which lender-approved budgeted operating expenses exceeded actual operating expenses in prior months, to the extent not previously deducted pursuant to this clause (II), and (v) to pay lender-approved extraordinary expenses, if any. Prior to the ARD, so long as no event of default exists, all excess cash after such application (“Excess Cash”) is required to be transferred (i) during a Lease Sweep Period, to the lease sweep reserve, and (ii) if any other Trigger Period exists, provided no Lease Sweep Period exists, to a lender-controlled account to be held as additional collateral for the Novo Nordisk HQ Loan Combination during such Trigger Period. If the Novo Nordisk HQ Loan Combination is not paid by the ARD, from and after the ARD, the Novo Nordisk HQ Loan Combination will accrue interest at the Adjusted Interest Rate; however, interest accrued at the excess of the Adjusted Interest Rate over the initial interest rate (“Excess Interest”) will be deferred.

On or after the ARD, Excess Cash will be required to be applied to the prepayment of the outstanding principal balance of the Novo Nordisk HQ Loan Combination, until the outstanding principal balance has been reduced to zero, then to any Excess Interest until the Excess Interest has been reduced to zero and then to any other indebtedness due under the Novo Nordisk HQ Loan Combination until the other indebtedness has been reduced to zero.

A “Trigger Period” will commence upon (i) the ARD, (ii) the occurrence of an event of default under the Novo Nordisk HQ Loan Combination and end upon acceptance of a cure of such event of default by the lender, (iii) a Low DSCR Period (as defined below) and end upon the expiration of such Low DSCR Period, and (iv) the commencement of a Lease Sweep Period (as defined below) and end upon the expiration of such Lease Sweep Period.

A “Low DSCR Period” will commence if the debt service coverage ratio (“DSCR”) is less than 2.00x based on the Novo Nordisk HQ Loan Combination as of the last day of any calendar quarter, however if any Lease Sweep Tenant (as defined below) is subject to a Tenant Adjustment Event (as defined below), then the underwritten net cash flow as of the most recent calendar quarter may be immediately adjusted downward by the lender and to the extent said adjustment results in a debt service coverage ratio that is below 2.00x, a Low DSCR Period will immediately commence, and will end upon the earliest to occur of (x) the Novo Nordisk HQ Property achieving a DSCR of at least 2.00x for two consecutive calendar quarters, (y) the borrower delivers to the lender funds for deposit into the cash collateral account in an amount equal to the amount which, if applied to repay the then outstanding principal balance, would cause the DSCR to be at least 2.00x, which funds will be held and disbursed in accordance with the Novo Nordisk HQ Loan Combination documents or (iii) the borrower delivers a letter of credit in such amount.

A “Lease Sweep Period” will commence (prior to the ARD), upon any of the following: (a) the earlier to occur of (1) with respect to any Lease Sweep Lease (as defined below), 27 months prior to the earliest stated expiration date and (2) upon the date required under a Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option (in each case, if such earlier date is prior to the ARD); (b) the date that a Lease Sweep Lease is

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

surrendered, cancelled or terminated or notice is received by the borrower or property manager prior to the stated expiration date of the Lease Sweep Lease of the tenant’s intention to do so; (c) to the extent the tenant under a Lease Sweep Lease is not an investment grade tenant and discontinues its business (i.e., “goes dark”) at its Lease Sweep Lease space or give notice that it intends to discontinue its business (other than in connection with a sublease); provided, that, a tenant under a Lease Sweep Lease will not be deemed to be “dark” if its discontinuation of operations in its applicable space is in connection with any of the following: (x) in order to comply with governmental restrictions which restrict the use or occupancy of the Novo Nordisk HQ Property in connection with the COVID-19 pandemic or any other pandemic or epidemic (a “SIP Order”), and such tenant resumes operations in the entire Lease Sweep Lease space within 90 days after such SIP Order is lifted or (y) such discontinuation occurs in connection with such tenant’s commercially reasonable safety protocols relating to the COVID-19 pandemic; (d) upon a monetary or material nonmonetary default, in each case under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period; and (e) the occurrence of a Lease Sweep tenant party insolvency proceeding.

A Lease Sweep Period will end upon, (A) in the case of clauses (a), (b) and (c) above, the entirety of the Lease Sweep Lease space is leased pursuant to one or more qualified leases and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved Lease Sweep Lease space leasing expenses, free rent periods, and/or rent abatement periods and any shortfalls in required payments under the Novo Nordisk HQ Loan Combination or operating expenses as a result of any anticipated down time prior to the commencement of payments under such qualified leases; (B) in the case of clause (a) above, the date on which the subject tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option with respect to all of its Lease Sweep Lease space, and in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve (during the continuance of the subject Lease Sweep Period) to cover all anticipated approved Lease Sweep Lease space leasing expenses, free rent periods and/or rent abatement periods in connection with such renewal or extension; (C) in the case of clause (d) above, the date on which the subject default has been cured, and no other default under such Lease Sweep Lease occurs for a period of six consecutive months following such cure; (D) in the case of clause (e) above, (x) the applicable Lease Sweep tenant party insolvency proceeding has terminated; (E) in the case of clauses (a), (b), (c), (d) and (e) above, the date on which the Lease Sweep Lease funds in the Lease Sweep reserve collected with respect to the Lease Sweep Lease in question (including any lease termination payments with respect to such Lease Sweep Lease deposited into the Lease Sweep Reserve) is equal to the Lease Sweep Deposit Amount (as defined below) applicable to such Lease Sweep Lease space, unless the applicable Lease Sweep Lease space has been leased pursuant to one or more leases which, in the aggregate, (x) require the borrower to incur expenses, including the payment of brokerage commissions, completion of tenant improvements or payment of tenant allowances, and/or (y) provide for free rent periods and/or rent abatement periods with respect to rent amounts, which, in the lender’s determination, exceed the Lease Sweep Deposit Amount applicable to such Lease Sweep Lease space (in which case the Lease Sweep Period in question shall continue until the borrower satisfies clause (A) above).

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

A “Lease Sweep Lease” means the (i) the Novo Nordisk lease or (ii) any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, covers the majority of the applicable Lease Sweep Lease space.

A “Lease Sweep Deposit Amount” means an amount equal to the total rentable SF of the applicable Lease Sweep Lease multiplied by $75.00.

A “Tenant Adjustment Event” will occur when a tenant is (1) not currently in occupancy and paying full rent, (2) affiliated with the borrower, (3) in default or bankruptcy (unless the lease is affirmed or assumed without modification by final non-appealable order of the bankruptcy court), (4) under a month-to-month lease, (5) under a lease where the term is set to expire in the next two succeeding calendar quarters, or (6) has failed to exercise a renewal option within the time period set forth in its lease or has given notice of intent to vacate prior to the stated expiration date of its lease.

■	Property Management. The Novo Nordisk HQ Property is managed by Ivy Realty Services, LLC.

■	Current Mezzanine or Subordinate Indebtedness. At origination the Sole Member of the borrower pledged its 100% equity interest in the borrower to the Property Seller to secure the Sole Member’s obligations under the Earnout Agreement, as described above under “-Escrows.” The lender entered into a recognition agreement with the Property Seller pursuant to which the lender agreed, among other things, (i) to allow the Property Seller to foreclose on the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: NOVO NORDISK HQ

pledge and take control of the borrower so long as a preapproved control party will own/control such borrower after foreclosure and so long as the permitted transfer provisions of the Novo Nordisk HQ Loan Combination documents and recognition agreement are satisfied and (ii) to allow the Property Seller to purchase the Novo Nordisk HQ Loan Combination upon notice to the Property Seller that an event of default under the Novo Nordisk HQ Loan Combination is continuing (at a purchase price equal to the full outstanding amount of the debt, including all default interest, fees and expenses).

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Novo Nordisk HQ Property plus 24 months of rental loss and/or business interruption coverage. For so long as TRIPRA is in effect and continues to cover both foreign and domestic acts, the lender must accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA. If TRIPRA is no longer in effect, the borrower is not required to pay terrorism insurance premiums in excess of two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the Novo Nordisk HQ Loan Combination documents (without giving effect to the cost of terrorism and earthquake components of such insurance) at the time that terrorism coverage is excluded from the applicable insurance policy. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	JPMCB
Location (City / State)	Cambridge, Massachusetts	Cut-off Date Balance(3)	$63,150,000
Property Type	Office	Cut-off Date Balance per SF(3)	$731.03
Size (SF)	409,422	Percentage of Initial Pool Balance	4.2%
Total Occupancy as of 9/1/2021	98.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 9/1/2021	98.5%	Type of Security	Fee
Year Built / Latest Renovation	1985 / 2018	Mortgage Rate	2.69250%
Appraised Value	$828,000,000	Original Term to Maturity (Months)	120
Appraisal Date	8/31/2021	Original Amortization Term (Months)	NAP
Borrower Sponsor(1)	Metropolitan Life Insurance Company and Norges Bank	Original Interest-Only Period (Months)	120
Property Management	MIM Property Management, LLC	First Payment Date	11/5/2021
Maturity Date	10/5/2031
Underwritten Revenues	$39,738,327
Underwritten Expenses	$9,140,405	Escrows(4)
Underwritten Net Operating Income (NOI)(2)	$30,597,922	Upfront	Monthly
Underwritten Net Cash Flow (NCF)(2)	$29,697,194	Taxes	$0	Springing
Cut-off Date LTV Ratio(3)	36.1%	Insurance	$0	Springing
Maturity Date LTV Ratio(3)	36.1%	Replacement Reserves	$0	Springing
DSCR Based on Underwritten NOI / NCF(3)	3.74x / 3.63x	TI / LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(3)	10.2% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan	$299,300,000	36.2%	Purchase Price	$825,100,000	99.7%
Subordinate Loan	114,700,000	13.9	Closing Costs	2,696,468	0.3
Borrower Sponsor Equity	413,796,468	50.0
Total Sources	$827,796,468	100.0%	Total Uses	$827,796,468	100.0%

(1)	There is no separate non-recourse carveout guarantor or environmental indemnitor for the One Memorial Drive Loan Combination (as defined below).
(2)	Underwritten NOI and Underwritten NCF are inclusive of (i) $394,903 attributable to contractual rent steps through November 1, 2022 and (ii) $624,113 attributable to straight line rent credit for investment grade tenants.
(3)	Calculated based on the aggregate outstanding balance of the six senior pari passu promissory notes. The One Memorial Drive Mortgage Loan (as defined below) is part of the One Memorial Drive Loan Combination comprised of six senior pari passu promissory notes with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $299,300,000 and one subordinate loan with an original principal balance and outstanding principal balance as of the Cut-off Date of $114,700,000. See “Loan Combination Summary” chart herein.
(4)	See “Escrows” herein.

■	The Mortgage Loan. The mortgage loan (the “One Memorial Drive Mortgage Loan”) is part of a loan combination (the “One Memorial Drive Loan Combination”) comprised of six pari passu senior notes with an aggregate outstanding principal balance as of the Cut-off Date of $299,300,000 (collectively, the “One Memorial Drive Senior Loan”) and one subordinate note, with an outstanding principal balance as of the Cut-off Date of $114,700,000 (the “One Memorial Drive Subordinate Loan”). The One Memorial Drive Loan Combination is secured by a first mortgage encumbering the borrower’s fee interest in a Class A office building located in Cambridge, Massachusetts (the “One Memorial Drive Property”). The One Memorial Drive Mortgage Loan (evidenced by non-controlling Notes A-5 and A-6) having an outstanding principal balance as of the Cut-off Date of $63,150,000, is being contributed to the Benchmark 2021-B31 transaction. The remaining notes that comprise the One Memorial Drive Senior Loan and the One Memorial Drive Subordinate Loan have been contributed to one or more securitization trusts.

The One Memorial Drive Loan Combination has a term of 120 months, with 118 months remaining as of the Cut-off Date. The One Memorial Drive Loan Combination requires interest-only payments during its entire term and accrues interest at a rate of 2.69250% per annum. On or after November 6, 2023, the borrower may voluntarily prepay the One Memorial Drive Loan Combination in full (but not in part), provided that such prepayment is subject to a yield maintenance charge based upon the greater of a yield maintenance premium or 1.0% of the principal amount prepaid. Beginning on May 5, 2031, and any business day thereafter, the borrower may prepay the One Memorial Loan Combination without any associated yield maintenance premium or penalty. Defeasance of the One Memorial Drive Loan Combination in whole (but not in part) is permitted after two years from the closing date of the Benchmark 2021-B31 securitization transaction.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

The table below summarizes the promissory notes that comprise the One Memorial Drive Loan Combination. The relationship between the holders of the One Memorial Drive Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Non-Serviced AB Loan Combinations—One Memorial Drive Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary(1)
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
A-1	$141,150,000	$141,150,000	JPMCC 2021-1MEM	Yes
A-2	35,000,000	35,000,000	Benchmark 2021-B30	No
A-3	30,000,000	30,000,000	Benchmark 2021-B30	No
A-4	30,000,000	30,000,000	Benchmark 2021-B30	No
A-5	35,000,000	35,000,000	Benchmark 2021-B31	No
A-6	28,150,000	28,150,000	Benchmark 2021-B31	No
Senior Loan	$299,300,000	$299,300,000
Subordinate Loan	$114,700,000	$114,700,000	JPMCC 2021-1MEM	Yes
Loan Combination	$414,000,000	$414,000,000

(1)	The related notes are currently held by the Note Holder identified in the table above or may otherwise be transferred at any time.

■	The Mortgaged Property. The One Memorial Drive Property is a 17-story, Class A, LEED Silver office building at the entrance to Kendall Square at the corner of Memorial Drive and Main Street overlooking the Charles River in Cambridge, Massachusetts. The One Memorial Drive Property is situated on approximately 1.7 acres of land directly adjacent to the Massachusetts Institute of Technology (“MIT”) campus. The One Memorial Drive Property, designed by Huggens & DiMella, was built in 1985 and underwent an approximately $49.0 million capital improvement program completed in 2018, including a full elevator modernization with smart destination dispatch technology, HVAC upgrades, roof replacement and the conversion of a portion of the parking garage into a fully-functioning office suite. The One Memorial Drive Property is located on top of a five-story parking garage with approximately 296 spaces. The One Memorial Drive Property includes several amenities including a fitness center, full-service café, on-site Blue Bike station, EV chargers and bike storage.

As of September 1, 2021, the One Memorial Drive Property was 98.5% leased. The two largest tenants are InterSystems Corporation (“InterSystems”) (58.5% of net rentable area) and Microsoft Corporation (“Microsoft”) (38.3% of net rentable area; rated Aaa/AAA/AAA by Moody’s/S&P/Fitch). InterSystems is a provider of database management, rapid application development and integration and healthcare information systems. InterSystems is headquartered at the One Memorial Drive Property and has occupied its space since 1987. InterSystems has four, five-year extension options at fair market rent. Microsoft has occupied its space since 2007 and houses critical functions for artificial intelligence development at the One Memorial Drive Property. Microsoft has one, ten-year extension option at fair market rent. In aggregate, the in-place office leases have average underwritten rents of approximately $75.75 per SF, approximately 15.8% below the appraiser’s concluded triple-net market rent of $90.00 per SF.

InterSystems has the right to expand its leased space to any space at the One Memorial Drive Property that (i) is comprised of one, two or three full floors; and (ii) that the borrower anticipates will be available for delivery to InterSystems after July 1, 2024 and prior to June 30, 2025 (the “Potential Expansion Premises”), provided that InterSystems is leasing at least 214,225 rentable square feet. Fixed rent will be set at the fair rental value as determined by the borrower, and if InterSystems does not agree to such rent, as determined pursuant to an appraisal procedure. The current rent under InterSystem's lease is 15.8% below the appraiser's concluded market rent. If no Potential Expansion Premises are available, the borrower is required to notify InterSystems of such fact by December 31, 2023, and InterSystems will have the right to terminate its lease in whole or in part upon notice within six months following its receipt of the borrower’s notice that no Potential Expansion Premises are available. The termination date is required to be at least 18 months after the date of InterSystems’ termination notice, during which time the One Memorial Drive Loan would be subject to an excess cash sweep (capped at $50 per SF), and is required to occur during the period beginning July 1, 2025 and ending December 31, 2025. If InterSystems terminates its lease as described in this paragraph, it will be required to pay a termination fee with respect to its premises equal to the unamortized portion of the borrower’s transaction costs in accordance with the lease (or in the event of a partial termination, the terminated premises’ pro rata share of such costs). It is anticipated that Potential Expansion Premises will not be available given the expiration dates of existing leases.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

■	COVID-19 Update. As of September 25, 2021, the One Memorial Drive Property is fully open and operational and the One Memorial Drive Loan Combination is not subject to any COVID-19 modification or forbearance request. The One Memorial Drive Loan Combination underwent a note split in a prior securitization, resulting in a modification post origination. No tenant has missed rent payments or requested a deferral of rent and there are currently no COVID-19 related lease modifications in effect. See “Risk Factors—Special Risks—Coronavirus Pandemic Has Adversely Affected the Global Economy and Will Likely Adversely Affect the Performance of the Mortgage Loans” in the Preliminary Prospectus.

The following table presents certain information relating to the tenants at the One Memorial Drive Property:

Largest Tenants Based on Underwritten Base Rent (1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(3)	Renewal / Extension Options(3)
InterSystems	NR / NR / NR	239,417	58.5%	$18,833,534	62.7%	$78.66	3/31/2028	4, 5-year options
Microsoft	AAA / Aaa / AAA	156,849	38.3%	11,182,248	37.2%	71.29	6/30/2028	1, 10-year option
Management Office		737	0.2%	39,061	0.1%	53.00
Amenity/Storage Space		6323	1.5%	0	0.0%	0
Total Occupied		403,326	98.5%	$30,054,843	100.0%	$74.52
Vacant		6,096	1.5%
Total		409,422	100.0%

(1)	Based on the underwritten rent roll dated as of September 1, 2021.
(2)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.
(3)	InterSystems has the right to expand its leased space to any Potential Expansion Premises as described above. If the borrower does not have any Potential Expansion Premises, then InterSystems will have the right to terminate its lease in whole or in part upon notice within six months of receipt of the borrower’s notice that no Potential Expansion Premises are available and upon the payment of a termination fee. The termination date is required to be at least 18 months after the date of InterSystems’ termination notice and to occur during the period beginning July 1, 2025 and ending December 31, 2025.

The following table presents certain information relating to the lease rollover schedule at the One Memorial Drive Property, based on the initial lease expiration date:

Lease Expiration Schedule (1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA(3)	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0%	0.0%	0	0.0%	$0	0
2022	0	0.0%	0.0%	0	0.0%	$0	0
2023	0	0.0%	0.0%	0	0.0%	$0	0
2024	0	0.0%	0.0%	0	0.0%	$0	0
2025	0	0.0%	0.0%	0	0.0%	$0	0
2026	0	0.0%	0.0%	0	0.0%	$0	0
2027	0	0.0%	0.0%	0	0.0%	$0	0
2028	396,266	96.8%	96.8%	30,015,782	99.9%	$75.75	2
2029	0	0.0%	96.8%	0	0.0%	$0	0
2030	0	0.0%	96.8%	0	0.0%	$0	0
2031	0	0.0%	96.8%	0	0.0%	$0	0
2032 & Thereafter	7,060	1.7%	98.5%	39,061	0.1%	$5.53	1
Vacant	6,096	1.5%	100.0%	0	NAP	NAP	NAP
Total / Wtd. Avg.	409,422	100.00%		$30,054,843	100.00%	$74.52	3

(1)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the lease) that are not considered in the above Lease Rollover Schedule.
(2)	Based on the underwritten rent roll dated as of September 1, 2021.
(3)	Calculated based on the approximate square footage occupied by each tenant.

The following table presents certain information relating to historical leasing at the One Memorial Drive Property:

Historical Leased %(1)

2018	2019	2020	As of 9/1/2021(2)
98.5%	98.5%	98.5%	98.5%

(1)	As of December 31, unless specified otherwise.
(2)	Based on the underwritten rent roll dated as of September 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the One Memorial Drive Property:

Cash Flow Analysis

	2019	2020	Underwritten(1)	U/W PSF
Base Rent	$28,103,717	$29,361,756	$29,659,703	$72.44
Contractual Rent Steps(2)	0	0	394,903	0.96
Straight Line IG Rent	0	0	624,113	1.52
Gross Potential Rent	$28,103,717	$29,361,756	$30,678,719	$74.93
CAM	7,847,572	8,074,460	9,062,581	22.14
Utilities	48,000	48,000	48,000	0.12
Vacancy & Credit Loss	0	0	(1,591,572)	(3.89)
Parking	1,424,215	1,143,249	1,500,000	3.66
Telecom	76,953	55,383	40,599	0.10
Effective Gross Income	$37,500,457	$38,682,848	$39,738,327	$97.06
Total Operating Expenses	8,064,155	8,088,398	9,140,405	22.33
Net Operating Income	$29,436,302	$30,594,450	$30,597,922	$74.73
TI / LC	0	0	818,844	2.00
Replacement Reserves	0	0	81,884	0.20
Net Cash Flow	$29,436,302	$30,594,450	$29,697,194	$72.53

Occupancy	98.5%	98.5%	96.0%
NOI Debt Yield(4)	9.8%	10.2%	10.2%
NCF DSCR(4)	3.60x	3.74x	3.63x

(1)	Based on the underwritten rent roll dated as of September 1, 2021.
(2)	Contractual Rent Steps underwritten through November 1, 2022 (12 months out from securitization).
(3)	Calculated based on the One Memorial Senior Loan.
(4)	Underwritten Occupancy is based on economic occupancy.

■	Appraisal. The appraisal concluded an “as is” appraised value of $828,000,000, and the loan-to-value ratios based on such appraised value are 36.1% and 50.0% for the One Memorial Drive Senior Loan and the One Memorial Drive Loan Combination, respectively.

■	Environmental Matters. According to a Phase I environmental report dated July 23, 2021, there was no evidence of any recognized environmental conditions at the One Memorial Drive Property. However, the Phase I report identified a controlled recognized environmental condition with respect to elevated levels of chlorinated volatile organic compounds detected in the groundwater underneath the One Memorial Drive Property. The Phase I environmental report did not recommend any further action other than continued compliance with the requirements under the existing Notice of Activity and Use Limitation. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for additional information.

■	Market Overview and Competition. The One Memorial Drive Property is located in Cambridge, Middlesex County, Massachusetts. The Boston-Cambridge market is the largest life sciences area in the United States and has historically received the largest amount of funding in the nation from the National Institutes of Health. According to the appraisal, more than 50% of Massachusetts residents live within a 35-mile radius of Boston and the Boston region comprises the tenth largest metropolitan statistical area, as of 2019, with a population of over 4.9 million people. The Boston area includes various universities, including Harvard University, MIT, Boston University, Tufts University and Boston College. There are more than 40 colleges located in the greater Boston area alone. The Boston area also has many hospitals and research institutes such as Massachusetts General Hospital, Dana Farber Institute, Beth Israel Deaconess Medical Center, New England Baptist Hospital, Brigham and Women’s Hospital and Children’s Hospital Boston. According to an industry research report, Massachusetts has 79,972 biopharma jobs with an average salary of approximately $169,271 and over 46,000 biotech research and development jobs as of 2019. According to the appraisal, the Boston office market has an average vacancy rate of 9.9%, as of the second quarter of 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

The One Memorial Drive Property is located in the East Cambridge neighborhood bound by Main Street and Memorial Drive in the East Cambridge / Kendall Square submarket of the Boston office market. The East Cambridge/Kendall Square submarket is anchored by the Kendall / MIT MBTA Red Line subway station and the approximately 168-acre MIT campus. According to the appraisal, as of the second quarter of 2021, the East Cambridge/Kendall Square submarket has average asking rents of $88.65 per SF and a vacancy rate of 3.5%. The pharmaceutical industry is the primary industry in the Cambridge area, with 18 of the 20 largest pharmaceutical companies located in the market. The East Cambridge/Kendall Square submarket comprises nearly 17.7 million SF of office and laboratory space located near a number of apartments, shopping destinations and dining amenities.

■	The Borrower. The borrower, OMD Owner, LLC, is a Delaware limited liability company structured to be a special purpose entity with two independent directors in its organizational structure. The borrower is indirectly owned by a joint venture between Metropolitan Life Insurance Company, and its affiliates (“MetLife”), and Norges Bank, which are the borrower sponsors, and indirectly controlled by MetLife Investment Management, LLC (“MIM”), the investment advisor to the borrower sponsors. There is no separate non-recourse carveout guarantor or environmental indemnitor for the One Memorial Drive Loan Combination, and the special purpose entity borrower is the sole party responsible for breaches or violations of the non-recourse carve-out provisions in the related One Memorial Drive Loan Combination documents, including the environmental indemnity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Memorial Drive Loan Combination.

The borrower sponsors’ partnership was established in 2013 with a focus on strategic, long-term investing in office assets located in major market central business districts throughout the United States. Investments are owned in 52.5% / 47.5% joint ventures between MetLife and Norges Bank, respectively. MIM serves as investment advisor and asset manager for the properties owned through this partnership. As of June 30, 2021, the borrower sponsors have invested in six Class A office buildings located in Boston, San Francisco and Washington, DC, with an aggregate gross asset value of approximately $3.7 billion. As of March 31, 2021, MIM's real estate platform managed a portfolio of $106.0 billion invested in real estate products including commercial mortgages and equities. MIM has over 200 real estate professionals located in seven regional offices in key United States cities in addition to international operations in London, Mexico City, Santiago and Tokyo. Norges Bank Investment Management (“NBIM”) is the asset management division of Norges Bank, the Norwegian central bank. As manager of the Government Pension Fund Global, its mission is to safeguard and build financial wealth for future generations in Norway. The fund is invested globally in equity, fixed income, real estate and renewable energy infrastructure. NBIM had investments worth 11,673 billion kroner, or $1,350 billion as of March 31, 2021. The fund owns direct real estate investments worth approximately $32.0 billion, totaling nearly 800 assets across 13 countries. In the United States, the fund owns direct real estate investments across 22.0 million SF of office and retail properties in New York City, Boston, Washington D.C. and San Francisco.

■	Escrows. At loan origination, the borrower was not required to deposit any upfront reserves.

Tax and Insurance Reserve - Commencing at origination of the One Memorial Drive Loan Combination and continuing on a monthly basis, an escrow for taxes, insurance, and other assessments, in an amount equal to 1/12 of the amount that the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, will be required to be deposited with the lender, provided, however, that (a) the requirement for the borrower to make deposits for the payment of taxes and other assessments will be waived so long as (i) no Cash Sweep Event (as defined below) exists and (ii) the borrower has provided the lender with satisfactory evidence (as reasonably determined by the lender) that taxes and other assessments have been paid prior to the date such taxes and other assessments are due and payable, which evidence will be provided to the lender prior to the date that such taxes and other assessments are due; and (b) the requirement for the borrower to make deposits for the payment of insurance premiums will be waived so long as (i) no event of default has occurred and is continuing and (ii) the borrower has provided the lender with satisfactory evidence (as reasonably determined by the lender) that the One Memorial Drive Property is insured in accordance with the One Memorial Drive Loan Combination documents pursuant to a blanket insurance policy covering the One Memorial Drive Property and other property(ies) owned by affiliates of the borrower that is reasonably acceptable to the lender.

■	Lockbox and Cash Management. The One Memorial Drive Loan Combination is structured with an in place hard lockbox and springing cash management. All funds in the lockbox accounts will be swept to an account designated by the borrower, unless a Cash Sweep Event is continuing, in which case such funds are required to be swept on each business day into a cash management account controlled by the lender, at which point, following payment of taxes and insurance, debt service, required reserves and operating expenses, all funds are required to be deposited (i) if a Tenant Trigger Event (as defined below) exists, into a lease sweep reserve, and (ii) if no Tenant Trigger Event exists, and any other Cash Sweep Event exists, into the excess cash flow reserve, to be held by the lender as additional security for

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: ONE MEMORIAL DRIVE

the One Memorial Drive Loan Combination and disbursed in accordance with the terms of the One Memorial Drive Loan Combination documents.

A “Cash Sweep Event” means the occurrence of (a) an event of default under the One Memorial Drive Loan Combination documents (b) the bankruptcy or insolvency of the borrower, (c) the debt yield for the One Memorial Drive Loan Combination falling below 5.5% for the immediately preceding trailing three month period annualized for two consecutive quarters or (d) a Tenant Trigger Event

A Cash Sweep Event may be cured as follows: (i) with respect to clause (a) above, the lender’s acceptance of a cure or a waiver of such event of default in the lender’s sole discretion; (ii) with respect to clause (c) above, the achievement of a debt yield of at least 5.5% based on the net operating income for two consecutive calendar quarters in accordance with the One Memorial Drive Loan Combination documents or (iii) with respect to clause (d) above, the achievement of a Tenant Trigger Event Cure (as defined below); provided that in no event will the borrower have the right to cure a Cash Sweep Event caused by a bankruptcy event of the borrower.

A “Tenant Trigger Event” means, with respect to any of the InterSystems lease, the Microsoft lease, or any other lease that covers more than 30% of the total rentable area at the One Memorial Drive Property (each such lease, a “Lease Sweep Lease”), the earliest to occur of any of the following: (a) a monetary default or a material non-monetary default by the tenant under such Lease Sweep Lease has occurred and is continuing beyond any applicable notice and cure periods, (b) the receipt by the borrower or the property manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease or contract any material portion of the leased premises demised under its Lease Sweep Lease prior to its then current expiration date or of its intent to cancel or terminate its Lease Sweep Lease or surrender any material portion of the leased premises demised under its Lease Sweep Lease prior to its then current expiration date, (c) the bankruptcy of a tenant under a Lease Sweep Lease or (d) the later of (i) the date that is 18 months prior to the expiration of such Lease Sweep Lease and (ii) the date on which the tenant under such Lease Sweep Lease must give notice of its intent to renew or extend such Lease Sweep Lease in accordance with the terms of such lease, unless prior to such date the tenant under such Lease Sweep Lease has exercised its right to renew or extend such Lease Sweep Lease in accordance with the terms of such lease; provided, however, the failure of any tenant to renew or extend its Lease Sweep Lease by the date set forth in clause (d)(ii) above solely as a result of the occurrence of a casualty or condemnation affecting the leased premises under such Lease Sweep Lease or a material portion of the common areas of the One Memorial Drive Property will not constitute a Tenant Trigger Event.

A “Tenant Trigger Event Cure” means, among other requirements, (i) more than 70% of the total rentable space at the One Memorial Drive Property is subject to leases that each satisfy the occupancy conditions required under the One Memorial Drive Loan Combination documents and the borrower has (A) caused each tenant under a lease to deliver an estoppel certificate to the lender, or (B) provided other evidence of the occurrence of such Tenant Trigger Event Cure that is reasonably acceptable to the lender; (ii) the achievement of a debt yield of at least 6.5% based on net operating income for two consecutive calendar quarters in accordance with the One Memorial Drive Loan Combination documents; or (iii) the aggregate amount of lease sweep reserve funds as described in the One Memorial Drive Loan Combination documents is not less than the amount equal to the product of the total rentable square feet of the applicable Lease Sweep Lease that resulted in the occurrence of the Tenant Trigger Event multiplied by $50 (the “Lease Sweep Reserve Cap”) or the lender has received a letter of credit with a face amount that, together with the aggregate amount of the lease sweep reserve funds, is equal to the Lease Sweep Reserve Cap in accordance with the One Memorial Drive Loan Combination documents.

■	Property Management. The One Memorial Drive Property is currently managed by MIM Property Management, LLC, a Delaware limited liability company and an affiliate of the borrower, and sub-managed by Oxford I Asset Management USA Inc., a Delaware corporation.

■	Current Mezzanine or Secured Subordinate Indebtedness. The One Memorial Drive Property also secures the One Memorial Drive Subordinate Loan, which has a Cut-off Date principal balance of $114,700,000. The One Memorial Drive Subordinate Loan accrues interest at a rate of 2.69250% per annum.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the One Memorial Drive Property. If TRIPRA or a subsequent statute is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the comprehensive all-risk coverage required on a stand-alone basis.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller	CREFI
Location (City/State) (1)	Various	Cut-off Date Balance	$58,500,000
Property Type (1)	Various	Cut-off Date Balance per SF	$25.82
Size (SF)	2,265,636	Percentage of Initial Pool Balance	3.9%
Total Occupancy as of Various(2)	98.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of Various(2)	98.1%	Type of Security	Fee
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate	3.24000%
Appraised Value(1)	$100,700,000	Original Term to Maturity (Months)	120
Appraisal Date	Various	Original Amortization Term (Months)	NAP
Borrower Sponsor	Olymbec USA LLC	Original Interest Only Period (Months)	120
Property Management(3)	Various	First Payment Date	1/6/2022
Maturity Date	12/6/2031

Underwritten Revenues	$9,299,001
Underwritten Expenses	$2,682,691	Escrows (4)
Underwritten Net Operating Income (NOI)	$6,616,310	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,792,365	Taxes	$524,435	$58,271
Cut-off Date LTV Ratio	58.1%	Insurance	$0	Springing
Maturity Date LTV Ratio	58.1%	Replacement Reserve(5)	$0	$42,662
DSCR Based on Underwritten NOI / NCF	3.44x / 3.01x	TI/LC(6)	$2,000,000	Springing
Debt Yield Based on Underwritten NOI / NCF	11.3% / 9.9%	Other(7)	$3,803,872	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan	$58,500,000	100.0%	Return of Equity(8)	$51,622,503	88.2%
			Upfront Reserves	6,328,307	10.8
			Closing Costs	549,190	0.9
Total Sources	$58,500,000	100.0%	Total Uses	$58,500,000	100.0%

(1)	See the “Portfolio Summary” chart below for the City, State, Property Type, Year Built / Latest Renovation and Appraised Values of the individual Memphis Industrial Portfolio Properties (as defined below).
(2)	Based on the rent rolls dated October 1, 2021, November 18, 2021 and December 6, 2021.
(3)	The five industrial properties included within the Memphis Industrial Portfolio are self-managed by the borrower sponsor. The single office property is managed by CBRE Inc.
(4)	See “—Escrows” below.
(5)	Monthly deposits into the replacement reserve account are not required to the extent the balance in the replacement reserve account is more than approximately $1,535,847.
(6)	Monthly deposits into the TI/LC reserve are not required until the balance on deposit in the TI/LC reserve account are less than $500,000. When the balance in the TI/LC reserve account falls below $500,000, monthly deposits of approximately $18,880 are required to be made into the TI/LC reserve.
(7)	Other upfront reserve is comprised of a near term rollover reserve ($2,034,708), unfunded obligations reserve ($1,104,585), gap rent reserve (approximately $288,612), immediate repairs reserve (approximately $153,368) and roof work reserve ($222,600).
(8)	The Memphis Industrial Portfolio Properties were unencumbered prior to this financing, as each property was purchased by the borrower sponsor in separate all-cash transactions from 2012 through 2017.

■	The Mortgage Loan. The Memphis Industrial Portfolio mortgage loan (the “Memphis Industrial Portfolio Mortgage Loan”) is secured by the borrower’s fee interest in a portfolio of five industrial properties and one office property comprised of 2,265,636 SF located in Tennessee and Nebraska (the “Memphis Industrial Portfolio Properties”). The Memphis Industrial Portfolio Mortgage Loan was originated by Citi Real Estate Funding Inc. on November 18, 2021, has an outstanding principal balance as of the Cut-off Date of $58,500,000 and represents 3.9% of the Initial Pool Balance. The proceeds of the Memphis Industrial Portfolio Mortgage Loan were used to recapitalize the Memphis Industrial Portfolio Properties, pay closing costs, fund upfront reserves and return equity to the borrower sponsor. The Memphis Industrial Portfolio Mortgage Loan accrues interest at a fixed rate of 3.24000% per annum.

The Memphis Industrial Portfolio Mortgage Loan has an initial term of 120 months and a remaining term of 120 months as of the Cut-off Date. The Memphis Industrial Portfolio Mortgage Loan requires interest only payments on each due date through the scheduled maturity date in December 2031. Voluntary prepayment of the Memphis Industrial Portfolio Mortgage Loan is prohibited prior to the due date in September 2031. Provided that no event of default under the Memphis Industrial Portfolio Mortgage Loan is continuing, the borrower has the option to defease the entire Memphis Industrial Portfolio Mortgage Loan in whole (but not in part) at any time after the second anniversary of the securitization closing date.

■	The Mortgaged Properties. The Memphis Industrial Portfolio Properties consist of five industrial properties located in Memphis, Tennessee and one suburban office property located in Bellevue, Nebraska, totaling 2,265,636 SF of net rentable area in aggregate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

Portfolio Summary

Property Name	City	State	Property Type	Property Sub-Type	Year Built	Year Renovated	SF(1)	Clear Height	Appraised Value	Occupancy(1)	% of Allocated Loan Amount	% of UW NOI(1)
5000 East Raines Road	Memphis	TN	Industrial	Warehouse/Distribution	1968	2000	1,128,164	18’	$44,900,000	100.0%	47.4%	49.4%
6125 Shelby Drive	Memphis	TN	Industrial	Warehouse/Distribution	1981	NAP	466,465	23’	18,400,000	100.0%	16.7	14.2
4219 Air Trans Road	Memphis	TN	Industrial	Warehouse/Distribution	1977	NAP	312,000	22’	12,100,000	92.3%	12.4	13.0
4502 Maass Road	Bellevue	NE	Office	Suburban	2006	NAP	83,229	NAP	11,700,000	76.3%	9.8	12.0
3615 Lamar Avenue	Memphis	TN	Industrial	Warehouse/Distribution	1971	NAP	157,408	16’-32’	8,800,000	100.0%	9.0	7.4
3638-3684 Contract Road	Memphis	TN	Industrial	Warehouse/Distribution	1975	NAP	118,370	18’	4,800,000	100.0%	4.7	4.0
Total / Wtd. Avg.							2,265,636		$100,700,000	98.1%	100.0%	100.0%

(1)	Based on the underwritten rent rolls dated October 1, 2021, November 18, 2021 and December 6, 2021.

The 5000 East Raines Road property (the “5000 East Raines Road Property”) is a 1,128,164 SF, one-story multi-tenant industrial building located in Memphis, Tennessee. The 5000 East Raines Road Property was originally built in 1968 and most recently renovated in 2000 and is situated on an approximately 62.54-acre site. As of October 1, 2021, the 5000 East Raines Road Property was 100.0% occupied.

The 6125 Shelby Drive property (the “6125 Shelby Drive Property”) is a 466,465 SF, one-story multi-tenant industrial building located in Memphis, Tennessee. The 6152 Shelby Drive Property was built in 1981 and is situated on an approximately 21.47-acre site. As of October 1, 2021, the 6125 Shelby Drive Property was 100.0% occupied.

The 4219 Air Trans Road property (the “4219 Air Trans Road Property”) is a 312,000 SF, one-story multi-tenant industrial building located in Memphis, Tennessee. The 4219 Air Trans Road Property was built in 1977 and is situated on an approximately 12.76-acre site. As of October 1, 2021, the 4219 Air Trans Road Property was 92.3% occupied.

The 3615 Lamar Avenue property (the “3615 Lamar Avenue Property”) is a 157,408 SF, one-story single-tenant industrial building located in Memphis, Tennessee. The 3615 Lamar Avenue Property was built in 1971 and is situated on an approximately 13.41-acre site. As of December 6, 2021, the 3615 Lamar Avenue Property was 100.0% occupied.

The 3638-3684 Contract Road property (the “3638-3684 Contract Road Property”) is a 118,370 SF, one-story multi-tenant industrial building located in Memphis, Tennessee. The 3638-3684 Contract Road Property was built in 1975 and is situated on an approximately 6.18-acre site. As of October 1, 2021, the 3638-3684 Contract Road Property was 100.0% occupied.

The 4502 Maass Road property (the “4502 Maass Road Property”) is an 83,229 SF, two-story multi-tenant office building located in Bellevue, Nebraska. The 4502 Maass Road Property was built in 2006 and is situated on an approximately 6.72-acre site. The largest tenant is Nebraska Defense Research Corporation, and its lease will commence in April 2022. As of November 18, 2021, the 4502 Maass Road Property was 76.3% occupied.

The largest tenant by underwritten base rent is Thyssenkrupp Supply Chain Services NA, Inc. (“Thyssenkrupp”) (725,345 SF; 32.0% of NRA; 30.3% of UW Base Rent). Thyssenkrupp occupies suites 4219 and 4219B at the 4219 Air Trans Road property and suites 110, 116, and 116Flex at the 5000 East Raines Road property. Thyssenkrupp is a subsidiary of Thyssenkrupp AG, an international group of companies comprised primarily of independent industrial and technology businesses. Thyssenkrupp is a provider of warehousing and distribution, asset-based transportation and quality services to the automotive, renewable energy and manufacturing industries. Thyssenkrupp is headquartered in Sterling Heights, Michigan and currently has over 3,000 employees spread across over 40 locations.

The second largest tenant by underwritten base rent is the Premier Packaging, Inc. (“Premier Packaging”) (346,147 SF; 15.3% of NRA; 15.1% of UW Base Rent). Premier Packaging occupies suites 105 and 110A at the 5000 East Raines Road property. Premier Packaging is a manufacturer and distributer of packaging supplies and materials for the E-Commerce, Medical, Manufacturing, Technology, and Food industries. Premier Packaging was founded in 1994 and currently has over 85 locations across the United States, Canada, and Mexico.

The third largest tenant by underwritten base rent is the Neovia Logistics Services, LLC (“Neovia”) (200,672 SF; 8.9% of NRA; 7.6% of UW Base Rent). Neovia occupies suites 114, 114BAL and 115 at the 5000 East Raines Road property. Neovia is a third-party logistics provider, operating in more than 100 facilities in over 20 countries. Neovia was founded in 1987 as Caterpillar Logistics Services to provide logistics support to Caterpillar International and its partner

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

companies in the construction, mining, automotive, energy and other industries. In 2012, Caterpillar Logistics Services became a standalone company under the Neovia name.

COVID-19 Update. As of November 6, 2021, the Memphis Industrial Portfolio Properties are open and operational. No tenants received rent abatements due to the COVID-19 pandemic. As of November 6, 2021, the Memphis Industrial Portfolio Mortgage Loan is not subject to any modifications or forbearance requests. The first payment date of the Memphis Industrial Portfolio Mortgage Loan is January 6, 2022.

The following table presents certain information relating to the major tenants at the Memphis Industrial Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Thyssenkrupp(4)	NR / NR / NR	725,345	32.0%	$2,531,508	30.3%	$3.49	Various(5)	Various(5)
Premier Packaging	NR / NR / NR	346,147	15.3	1,263,437	15.1	$3.65	1/31/2023	None
Neovia (6)	NR / NR / NR	200,672	8.9	632,117	7.6	$3.15	5/31/2024	None
Nebraska Defense Research Corporation(7)	NR / NR / NR	21,373	0.9	523,638	6.3	$24.50	3/31/2027	3, 2-year options
Supply Chain Solutions LLC	NR / NR / NR	180,407	8.0	488,903	5.9	$2.71	12/31/2023	None
Hood Container Corporation	NR / NR / NR	157,408	6.9	487,965	5.8	$3.10	12/31/2031	2, 5-year options
Blues City Brewery(8)	NR / NR / NR	96,000	4.2	432,000	5.2	$4.50	MTM	MTM
WAR Logistics, Inc.	NR / NR / NR	142,165	6.3	404,520	4.8	$2.85	6/30/2022	1, 1-year option
CNA Freight, LLC	NR / NR / NR	143,893	6.4	341,026	4.1	$2.37	1/31/2024	2, 3-year options
Department of Administrative Services(9)	AAA / Aaa / AA+	14,280	0.6	271,320	3.3	$19.00	4/30/2038	2, 5-year options
Ten Largest Tenants		2,027,690	89.5%	$7,376,434	88.4%	$3.64
Remaining Tenants		194,250	8.6	970,766	11.6	$5.00
Vacant Space		43,696	1.9	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		2,265,636	100.0%	$8,347,200	100.0%	$3.76

(1)	Based on the underwritten rent rolls dated October 1, 2021, November 18, 2021 and December 6, 2021.
(2)	In certain instances, ratings provided are those of the parent company or government, whether or not the parent company or government guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF is inclusive of contractual rent steps through November 2022 totaling approximately $93,370.
(4)	Thyssenkrupp may terminate its lease for 515,106 SF (504,106 SF expiring December 31, 2021 and 11,000 SF expiring July 31, 2023) at the 5000 East Raines Road Property at any time after March 1, 2022 upon 30 days written notice, its leases for 144,000 SF (96,000 SF and 48,000 SF, each expiring on November 30, 2022) at the 4219 Air Trans Road Property upon 90 days written notice.
(5)	Thyssenkrupp occupies (i) 144,000 SF at the 4219 Air Trans Road Property with a lease expiration date of November 30, 2022, (ii) 570,345 SF at the 5000 East Raines Road Property with a lease expiration of December 31, 2021, and (iii) 11,000 SF at the 5000 East Raines Road Property with a lease expiration of July 31, 2023. Thyssenkrupp has one, one year renewal on its lease of 96,000 SF at the 4219 Air Trans Road Property.
(6)	Neovia shall have a one time right to terminate its lease effective as of May 31, 2023 upon written notice no later than February 28, 2023.
(7)	Nebraska Defense Research Corporation shall have the right to terminate its lease effective March 31, 2026 upon six months written notice and payment of a termination fee equal to the unamortized leasing commission paid and unamortized tenant improvement allowance calculated at a 5% interest factor.
(8)	Blues City Brewery operates at the 4219 Air Trans Property on a month-to-month lease and may renew or terminate its lease upon 30 days written notice to the landlord.
(9)	Department of Administrative Services and the respective lessor shall each have the right to terminate the lease at the upon 180 days written notice provided if the lessee exercises such right, the lessee shall pay an amount equal to the unamortized costs, fee and expenses for the tenant improvements completed.

The following table presents certain information relating to the lease rollover schedule at the Memphis Industrial Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM / 2021	666,345	29.4%	29.4%	$2,428,208	29.1%	$3.64	2
2022	315,733	13.9	43.3%	1,018,379	12.2	$3.23	4
2023	585,554	25.8	69.2%	1,901,239	22.8	$3.25	4
2024	449,890	19.9	89.0%	1,514,642	18.1	$3.37	5
2025	11,357	0.5	89.6%	201,809	2.4	$17.77	2
2026	0	0.0	89.6%	0	0.0	$0.00	0
2027	21,373	0.9	90.5%	523,638	6.3	$24.50	1
2028	0	0.0	90.5%	0	0.0	$0.00	0
2029	0	0.0	90.5%	0	0.0	$0.00	0
2030	0	0.0	90.5%	0	0.0	$0.00	0
2031	157,408	6.9	97.4%	487,965	5.8	$3.10	1
2032 & Thereafter	14,280	0.6	98.1%	271,320	3.3	$19.00	1
Vacant	43,696	1.9	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	2,265,636	100.0%		$8,347,200	100.0%	$3.76	20

(1)	Based on the underwritten rent rolls dated October 1, 2021, November 18, 2021 and December 6, 2021.
(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the lease) that are not considered in the above Lease Expiration Schedule.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF is inclusive of contractual rent steps through November 2022 totaling approximately $93,370.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

The following table presents certain information relating to historical leasing at the Memphis Industrial Portfolio Properties:

Historical Leased %(1)

As of Various
98.1%

(1)	Based on the underwritten rent rolls dated October 1, 2021, November 18, 2021 and December 6, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Memphis Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2019	2020	TTM 8/30/2021	Underwritten(2)	Underwritten PSF
Base Rent	$5,620,714	$6,162,793	$7,060,013	$8,253,829	$3.64
Contractual Rent Steps(3)	0	0	0	93,370	0.04
Potential Income from Vacant Space	0	0	0	556,704	0.25
Total Reimbursement Revenue	673,132	824,971	868,833	951,801	0.42
Vacancy & Credit Loss	0	0	0	(556,704)	(0.25)
Effective Gross Income	$6,293,845	$6,987,764	$7,928,846	$9,299,001	$4.10

Real Estate Taxes	814,798	831,898	831,898	1,150,830	0.51
Insurance	93,228	97,097	107,788	121,484	0.05
Management Fees(4)	188,815	209,633	237,865	278,970	0.12
Total Other Expenses(5)	874,967	1,043,856	1,076,370	1,131,407	0.50
Total Operating Expenses	$1,971,808	$2,182,485	$2,253,922	$2,682,691	$1.18

Net Operating Income	$4,322,038	$4,805,280	$5,674,924	$6,616,310	$2.92
Replacement Reserves	0	0	0	511,949	0.23
TI/LC	0	0	0	311,996	0.14
Net Cash Flow	$4,322,038	$4,805,280	$5,674,924	$5,792,365	$2.56

Occupancy	NAP	NAP	98.1%(2)	94.4%(6)
NOI Debt Yield	7.4%	8.2%	9.7%	11.3%
NCF DSCR	2.25x	2.50x	2.95x	3.01x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Based on the underwritten rent rolls dated October 1, 2021, November 18, 2021 and December 6, 2021.
(3)	Contractual Rent Steps include rent escalations of approximately $93,370 through November 2022.
(4)	All five industrial properties included within the Memphis Industrial Portfolio Properties are self-managed by the borrower sponsor. The 4502 Maass Road Property is managed by CBRE Inc., which receives a flat rate monthly management fee of $941.38 subject to 3.0% annual increases. However, in the event that the occupancy of the building changes, the parties agree to modify the flat rate using 1.5% of the gross monthly collections and income from the premises, with rental concessions treated as income. The modified flat rate will then be subject to further 3.0% annual increases. The appraiser`s management fee is slightly below 3.0% due to concluding a 2.0% management fee at the 3615 Lamar Avenue Property. The management fee is underwritten to 3.0%.
(5)	Total Other Expenses include repairs and maintenance, utilities and general and administrative expenses.
(6)	Underwritten Occupancy is based on the economic occupancy.

■	Appraisal. According to the appraisal, the Memphis Industrial Portfolio Properties have an aggregate “as-is” appraised value of $100,700,000 as of October 18, 2021 and October 19, 2021. In addition, the appraiser concluded that the Memphis Industrial Portfolio Properties had an aggregate hypothetical “as dark” value of $79,100,000 as of October 18, 2021 and October 19, 2021.

■	Environmental Matters. As of the Phase I environmental reports dated October 27, 2021, there was no evidence of any recognized environmental conditions at the Memphis Industrial Portfolio Properties.

■	Market Overview and Competition. The Memphis Industrial Portfolio Properties are located in Tennessee (96.3% of NRA, 84.5% of UW Base Rent) and Nebraska (3.7% of NRA, 15.5% of UW Base Rent). According to the appraisal dated November 4, 2021, as of the trailing four quarters ended third quarter of 2021, the Memphis market reported total inventory of approximately 288.7 million SF of industrial space with a market vacancy of 5.1% and an average asking rent of $3.54 PSF on a triple-net lease basis. The Memphis market also reported total completions within the same period of approximately 11.3 million SF and a net absorption of approximately 14.0 million SF. The Memphis International Airport, one of the busiest cargo airports in the world due to its proximity to the FedEx global headquarters, has an approximately $20 billion annual economic impact and is the largest economic driver in the state. The Memphis market also has an extensive rail network, served by multiple Class I railroads, and offers access to Interstate-55 and Interstate-40, as well as the fifth-largest inland port in the United States, the Port of Memphis. The wholesale trade, transportation and utilities

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

industry is one of the largest employment sectors in the Memphis market. The industry is more concentrated in Memphis than in many other major metropolitan United States and accounts for over 25% of the local employment.

According to the appraisal dated November 4, 2021, as of the trailing four quarters ended third quarter of 2021, the Southeast submarket within the Memphis market reported total inventory of approximately 102.4 million SF of industrial space with a market vacancy of 5.0% and an average asking rent of $3.56 PSF on a triple net lease basis. The Southeast submarket also reported total completions within the same period of approximately 1.4 million SF and a net absorption of approximately 5.1 million SF. Approximately half of the Southeast submarket’s development pipeline is tied to an approximately 1.0 million SF project in the Memphis Airport Logistics Center, which is the largest speculative addition in the Southeast submarket in over ten years.

As of the trailing four quarters ended third quarter of 2021, the Omaha / Council Bluffs office market reported total inventory of approximately 47.2 million SF with a market vacancy of 9.2% and an average asking rent of $22.55 PSF. The Omaha / Council Bluffs market also reported total completions within the same period of 965,125 SF and a net absorption of 229,889 SF. Major employers include Nebraska Medical Center, Offutt Air Force Base and CHI Health. Nebraska Medical Center is a private not-for-profit healthcare company that has two hospitals, 39 specialty clinics in and around Omaha, and operates as an independent clinical partner of the University of Nebraska Medical Center.

According to the appraisal dated November 4, 2021, as of the trailing four quarters ended third quarter of 2021, the Southeast Omaha submarket within the Omaha / Council Bluffs office market reported total inventory of approximately 2.6 million SF with a market vacancy of 13.9% and an average asking rent of $17.88 PSF. The Southeast Omaha submarket also reported total completions within the same period of 9,296 SF and a net absorption of 1,398 SF. The Southeast Omaha submarket is located approximately 20 and 25 minutes via car to the central business district of downtown Omaha and the Omaha Airport, respectively.

Memphis Industrial Portfolio Market Summary(1)

Property Name	Market	Submarket	Submarket Rent Per SF	Submarket Vacancy
5000 East Raines Road	Memphis	Southeast	$3.56	5.0%
6125 Shelby Drive	Memphis	Southeast	$3.56	5.0%
4219 Air Trans Road	Memphis	Southeast	$3.56	5.0%
4502 Maass Road	Omaha/Council Bluffs	Southeast Omaha	$12.43	13.9%
3615 Lamar Avenue	Memphis	Southeast	$3.56	5.0%
3638-3684 Contract Road	Memphis	Southeast	$3.56	5.0%

(1)	Source: Appraisal.

■	The Borrower. The borrower is Olymbec Swoosh LLC, a single purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Memphis Industrial Portfolio Mortgage Loan.

The borrower sponsor and nonrecourse carve-out guarantor is Olymbec USA LLC (“Olymbec”), a Delaware limited liability company. Olymbec is a full-service, vertically integrated real estate investment firm with its United States headquarters located in Memphis, Tennessee. Olymbec is one of the largest private industrial real estate holders in eastern Canada with branch offices located in key markets across Québec and the United States.

■	Escrows. At origination of the Memphis Industrial Portfolio Mortgage Loan, the borrower deposited approximately (i) $524,435 into a tax reserve account, (ii) $2,000,000 into a TI/LC reserve account, (iii) $153,368 into an immediate repairs reserve account, (iv) $2,034,708 into a near term rollover reserve (“Near Term Rollover Reserve”), (v) $1,104,585 into an unfunded obligations reserve, (vi) $288,612 into a gap rent reserve, and (vii) $222,600 into a roof work reserve. With respect to the portion of the Near Term Rollover Reserve established for certain units, such portion may be released to the borrower upon the leasing of the applicable unit for a minimum term of one year. The entirety of the Near Term Rollover Reserve may be released to the borrower if, after November 18, 2022, the debt yield is equal to or greater than 9.9%.

Tax Reserve. On a monthly basis, the borrower is required to deposit 1/12 of an amount which would be sufficient to pay taxes for the next ensuing 12 months (currently estimated to be approximately $58,271).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

Insurance Reserve. On a monthly basis, the borrower is required to deposit 1/12 of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies, unless an acceptable blanket insurance policy is in place. An acceptable blanket policy is currently in place and no monthly insurance reserve deposits are required.

Replacement Reserve. On a monthly basis, the borrower is required to fund a replacement reserve of approximately $42,662; provided, however, monthly deposits into the replacement reserve account are not required to the extent the balance in the replacement reserve account is more than approximately $1,535,847.

TI/LC Reserve. On each due date at any time the balance then on deposit is less than $500,000 and continuing until such time as the balance on deposit is equal to $500,000, the borrower is required to deposit approximately $18,880 into the tenant improvement and leasing commissions reserve account.

■	Lockbox and Cash Management. The Memphis Industrial Portfolio Mortgage Loan is structured with a hard lockbox and springing cash management. At origination of the Memphis Industrial Portfolio Mortgage Loan, the borrower was required to deliver a notice to the tenant directing the tenant to remit all payments under its lease directly to the lockbox account. The borrower is required to cause revenue received by the borrower or the property manager (if any) to be deposited into such lockbox immediately upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Memphis Industrial Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Memphis Industrial Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Memphis Industrial Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Memphis Industrial Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period commencing upon the occurrence of: (i) an event of default under the Memphis Industrial Portfolio Mortgage Loan documents, (ii) the debt yield falling below 7.50% or (iii) the occurrence of a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, (x) the date that the debt yield is equal to or greater than 7.75% for two consecutive calendar quarters or (y) the borrower has deposited with lender, and thereafter maintains, an amount, in the form of cash or a letter of credit, equal to the amount by which the outstanding principal balance of the Memphis Industrial Portfolio Mortgage Loan would need to be reduces to result in the debt yield equaling 7.75% (“DY Trigger Cure Condition”; provided, however, any amounts deposited into the excess cash flow account to satisfy the Specified Tenant Trigger Event Cure Condition will count towards satisfaction of the foregoing) and (c) with respect to clause (iii) above, (x) a Specified Tenant Trigger Period ceasing to exist or (y) the satisfaction of the Specified Tenant Trigger Event Cure Condition.

A “Specified Tenant Trigger Period” will commence upon the first to occur of (i) Specified Tenant being in default under the applicable Specified Tenant Lease beyond any applicable notice and cure periods, (ii) during the eighteen (18) months prior to the expiration of the then applicable term of the applicable Specified Tenant Lease, Specified Tenant failing to be in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), failing to be open to the public for business during customary hours and/or “going dark” in the Specified Tenant Space (or applicable portion thereof), except to the extent any of the foregoing is due to a force majeure event, (iii) Specified Tenant giving notice that it is terminating its Lease for all or any portion of the Specified Tenant Space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant Lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant, and (vi) Specified Tenant failing to extend or renew the applicable Specified Tenant Lease on or prior to the applicable specified tenant extension deadline in accordance with the applicable terms and conditions of the Specified Tenant Lease and the Memphis Industrial Portfolio Mortgage Loan documents for the applicable specified tenant renewal[delete period] term; and (B) expiring upon the first to occur of Lender’s receipt of evidence reasonably acceptable to Lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to Lender) of (1) the satisfaction of the applicable Specified Tenant Cure Conditions or (2) Borrower leasing the entire Specified Tenant Space (or applicable portion thereof) for a minimum term of three (3) years, the applicable Tenant under such lease being in actual, physical occupancy of, and open to the public for business in, the space

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: MEMPHIS INDUSTRIAL PORTFOLIO

demised under its lease or reasonably expected to be open for business within the following three (3) months, and paying the full amount of the rent due under its lease.

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant Lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), open to the public for business during customary hours and not “dark” in the Specified Tenant Space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant Lease and has re-affirmed the applicable Specified Tenant Lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant Lease in accordance with clause (vi) of the “Specified Tenant Trigger Period”, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant Lease in accordance with the Memphis Industrial Portfolio Mortgage Loan documents, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant Lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant Lease pursuant to final, non-appealable order of a court of competent jurisdiction, and (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant Lease.

A “Specified Tenant Trigger Event Cure Condition” means mean a condition that shall be deemed satisfied when borrower has deposited with lender, and for so long as borrower thereafter maintains, in the excess cash flow account, an amount of funds (in the form of cash or a letter of credit) at all times equal to an amount attributable to one year of such Specified Tenant’s then-current annual gross rent. Any amounts deposited into the excess cash flow account to satisfy the DY Trigger Cure Condition will count towards satisfaction of the foregoing. In addition,

A “Specified Tenant” shall mean, as applicable, (i) any tenant which either (A) accounts for twenty-five percent (25%) or more of the total rental income for the applicable individual Memphis Industrial Portfolio Property, or (B) demises twenty-five percent (25%) or more of the applicable individual Memphis Industrial Portfolio Property’s gross leasable area, (ii) any other lessee(s) of the Specified Tenant Space (or any portion thereof) and (iii) any parent company of any such Specified Tenant, and any affiliate providing credit support for, or guarantor of, any such Specified Tenant Lease(s).

A “Specified Tenant Lease” means, collectively and/or individually (as the context requires), each lease at the Memphis Industrial Portfolio Properties with Specified Tenant (including, without limitation, any guaranty or similar instrument furnished thereunder), as the same may have been or may hereafter be amended, restated, extended, renewed, replaced and/or otherwise modified.

A “Specified Tenant Space” means that a portion of the Memphis Industrial Portfolio Properties demised as of the date hereof to the initial Specified Tenant pursuant to the initial Specified Tenant Lease.

■	Property Management. The five industrial properties included within the Memphis Industrial Portfolio Properties are self-managed. The 4502 Maass Road Property is managed by CBRE Inc.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Memphis Industrial Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable Memphis Industrial Portfolio property for 18 months with a 90-day period of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CREFI
Location (City/State)(1)	Various / Texas	Cut-off Date Balance		$58,000,000
Property Type(1)	Office	Cut-off Date Balance per SF		$194.49
Size (SF)	298,212	Percentage of Initial Pool Balance		3.9%
Total Occupancy(2)	94.9%	Number of Related Mortgage Loans		None
Owned Occupancy(2)	94.9%	Type of Security		Fee
Year Built / Latest Renovation(1)	Various / NAP	Mortgage Rate		3.80000%
Appraised Value(1)	$85,670,000	Original Term to Maturity (Months)		120
Appraisal Date	Various	Original Amortization Term (Months)		360
Borrower Sponsor	Hall RE Holdco II, LLC	Original Interest Only Period (Months)		0
Property Management	Hall Financial Group, Ltd.	First Payment Date		1/6/2022
		Maturity Date		12/6/2031

Underwritten Revenues	$8,190,936
Underwritten Expenses	$2,865,252	Escrows(3)
Underwritten Net Operating Income (NOI)	$5,325,684		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,967,852	Taxes	$101,645	$101,645
Cut-off Date LTV Ratio	67.7%	Insurance	$0	Springing
Maturity Date LTV Ratio	53.4%	Replacement Reserve(4)	$112,000	$4,970
DSCR Based on Underwritten NOI / NCF	1.64x / 1.53x	TI/LC(5)	$0	$24,848
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.6%	Other(6)	$278,162	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$58,000,000	100.0%	Loan Payoff	$53,395,128	92.1%
			Return of Equity	2,537,732	4.4
			Closing Costs	1,575,333	2.7
			Upfront Reserves	491,807	0.8
Total Sources	$58,000,000	100.0%	Total Uses	$58,000,000	100.0%

(1)	See the “Portfolio Summary” chart below for the Location, Property Type, Year Built / Latest Renovation and Appraised Values of the individual Hall Office Portfolio Properties (as defined below).

(2)	Based on the underwritten rent rolls dated September 28, 2021 and December 6, 2021.

(3)	See “—Escrows” below.

(4)	Replacement Reserve is subject to a cap equal to approximately $178,926.

(5)	TI/LC is subject to a cap equal to approximately $1,490,885.

(6)	Upfront other reserve consists of a free rent reserve of $278,162.

■	The Mortgage Loan. The Hall Office Portfolio mortgage loan (the “Hall Office Portfolio Mortgage Loan”) is secured by a first mortgage encumbering the borrowers’ fee interests in two office properties totaling 298,212 SF located in Texas (the “Hall Office Portfolio Properties”). The Hall Office Portfolio Mortgage Loan has an original principal balance and an outstanding principal balance as of the Cut-off Date of $58,000,000 and represents approximately 3.9% of the Initial Pool Balance. The Hall Office Portfolio Mortgage Loan was originated by Citi Real Estate Funding Inc. on November 17, 2021. The proceeds of the Hall Office Portfolio Mortgage Loan were used to refinance the Hall Office Portfolio Properties, pay closing costs, fund upfront reserves and return equity to the borrower sponsor. The Hall Office Portfolio Mortgage Loan accrues interest at a fixed rate of 3.80000% per annum.

The Hall Office Portfolio Mortgage Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Hall Office Portfolio Mortgage Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hall Office Portfolio Mortgage Loan is the due date in December 2031. Voluntary prepayment of the Hall Office Portfolio Mortgage Loan is prohibited prior to the due date in September 2031. Provided that no event of default under the Hall Office Portfolio Mortgage Loan is continuing, the borrower has the option to defease the entire Hall Office Portfolio Mortgage Loan in whole (but not in part) at any time after the second anniversary of the securitization closing date.

■	The Mortgaged Properties. The Hall Office Portfolio Properties consist of one three-story single-tenant office building located in Irving, Texas (the “Freeport 9 Property”) and one three-story multi-tenant office building located in Frisco, Texas (the “Building E1 Property”), totaling 298,212 SF in aggregate. As of December 6, 2021, the Freeport 9 Property was 100.0% occupied by WageWorks, Inc. As of September 28, 2021, the Building E1 Property was 89.4% occupied.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

The following table presents certain information relating to the individual Hall Office Portfolio Properties:

Portfolio Summary

Property Name	City	State	Property Type	Year Built/ Renovated	Net Rentable Area (SF)	Occupancy(1)	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value	UW NOI
Building E1	Frisco	Texas	Office	2007/NAP	144,582	89.4%	$30,540,212	52.7%	$45,110,000	$2,818,364
Freeport 9	Irving	Texas	Office	2014/NAP	153,630	100.0%	27,459,788	47.3	40,560,000	2,507,320
Total / Wtd. Avg.					298,212	94.9%	$58,000,000	100.0%	$85,670,000	$5,325,684

(1)	Based on the underwritten rent rolls dated September 28, 2021 and December 6, 2021.

Built in 2007, the Building E1 Property is a 144,582 SF, Class A-B three-story office mid-rise property located on an approximately 5.34-acre site in Frisco, Texas. The Building E1 Property is located in the southern area of the City of Frisco. Warren Parkway, Dallas North Tollway, Gaylord Parkway and Interstate 35E Express provide access to the Building E1 Property. The Building E1 Property includes 580 surface parking spaces, resulting in a parking ratio of approximately 4.0 spaces per 1,000 SF.

Built in 2014, the Freeport 9 Property is a 153,630 SF, Class A three-story office property located on an approximately 12.28-acre site in Irving, Texas. Regent Boulevard, Freeport Parkway, Lyndon B Johnson Freeway and John W. Carpenter Freeway provide access to the Freeport 9 Property, which also provides access to the Dallas metro area. The Freeport 9 Property includes 1,029 parking spaces, resulting in a parking ratio of approximately 6.7 spaces per 1,000 SF.

The largest tenant based on underwritten base rent, WageWorks, Inc. (“WageWorks”) a subsidiary of Health Equity, Inc. (“HealthEquity”) (Fitch: NR | Moody’s: B1 | S&P: BB-) occupies 153,630 SF (51.5% of the portfolio NRA) and accounts for 43.7% of the Hall Office Portfolio’s underwritten base rent as the sole tenant at the Freeport 9 Property. WageWorks is an on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits, or CDBs, in the United States. The company administers and operates a broad array of CDBs, including spending account management programs such as health and dependent care flexible spending accounts, health savings accounts, health reimbursement arrangements, and commuter benefits, such as transit and parking programs. Headquartered in San Mateo, California, WageWorks was acquired by HealthEquity in August 2019.

The second largest tenant based on underwritten base rent, Transplace Texas,(“Transplace”) occupies 39,151 SF (13.1 % of the portfolio NRA) of the Building E1 Property and comprises 19.3% of the portfolio’s underwritten base rent. Transplace, an Uber Freight Company, is a logistics technology and solutions company with around $15 billion of freight under management and 62,000 unique users on its platform. Transplace was acquired from TPG Capital by Uber Freight, a subsidiary of Uber Technologies, Inc. in November 2021. Transplace is headquartered in Frisco, Texas.

The third largest tenant based on underwritten base rent, Garver LLC (“Garver”), occupies 19,625 SF (6.6% of portfolio NRA) of the Building E1 Property and comprises 10.0% of the portfolio’s underwritten base rent. Founded 1919, Garver is an employee-owned multi-disciplinary engineering, planning, architectural, and environmental services firm with nearly 900 employees across the United States. Garver offers a wide range of services focused on aviation, construction, facilities design, federal, survey, transportation, water, and wastewater.

■	COVID-19 Update. As of November 6, 2021, the Hall Office Portfolio Properties are open and operational. No tenants received rent deferrals or abatements due to the COVID-19 pandemic. As of November 6, 2021, the Hall Office Portfolio Mortgage Loan is not subject to any modifications or forbearance requests. The first payment date of the Hall Office Portfolio Mortgage Loan is January 6, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

The following table presents certain information relating to the tenants at the Hall Office Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Property Name	Credit Rating (Fitch / MIS / S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
WageWorks	Freeport 9	NR/B1/BB-	153,630	51.5%	$2,668,367	43.7%	$17.37	4/30/2030	2, 5-year options
Transplace	Building E1	NR/B2/B	39,151	13.1%	1,176,249	19.3	$30.04	11/30/2028	2, 5-year options
Garver	Building E1	NR/NR/NR	19,625	6.6%	613,208	10.0	$31.25	11/30/2023	1, 5-year option
Corepoint Health, LLC	Building E1	NR/NR/NR	23,209	7.8%	557,016	9.1	$24.00	1/31/2027	2, 5-year options
Haskell	Building E1	NR/NR/NR	14,237	4.8%	338,129	5.5	$23.75	12/31/2023	NAP
Reliance Jio Infocomm USA	Building E1	BBB/Baa2/NR	13,258	4.4%	291,676	4.8	$22.00	11/30/2027	1, 5-year option
Rockfish	Building E1	NR/Baa2/NR	9,711	3.3%	230,636	3.8	$23.75	6/30/2024	NAP
B1 Bank	Building E1	NR/NR/NR	6,609	2.2%	155,312	2.5	$23.50	7/31/2027	1, 5-year option
Logistx Capital	Building E1	NR/NR/NR	3,478	1.2%	75,647	1.2	$21.75	12/31/2026	NAP
Largest Tenants			282,908	94.9%	$6,106,239	100.0%	$21.58
Remaining Tenants			0	0.0	0	0.0	0.00
Total Occupied			282,908	94.9%	$6,106,239	100.0%	$21.58
Vacant Space			15,304	5.1%	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants			298,212	100.0%	$6,106,239	100.0%	$21.58

(1)	Based on the underwritten rent rolls dated September 28, 2021 and December 6, 2021.

(2)	Credit Ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are inclusive of rent steps.

The following table presents certain information relating to the lease rollover schedule at the Hall Office Portfolio Properties, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	33,862	11.4	11.4%	951,337	15.6	$28.09	2
2024	9,711	3.3	14.6%	230,636	3.8	$23.75	1
2025	0	0.0	14.6%	0	0.0	$0.00	0
2026	3,478	1.2	15.8%	75,647	1.2	$21.75	1
2027	43,076	14.4	30.2%	1,004,004	16.4	$23.31	3
2028	39,151	13.1	43.4%	1,176,249	19.3	$30.04	1
2029	0	0.0	43.4%	0	0.0	$0.00	0
2030	153,630	51.5	94.9%	2,668,367	43.7	$17.37	1
2031	0	0.0	94.9%	0	0.0	$0.00	0
2032 & Thereafter	0	0.0	94.9%	0	0.0	$0.00	0
Vacant	15,304	5.1	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	298,212	100.0%		$6,106,239	100.0%	$21.58	9

(1)	Certain tenants may have termination or contraction options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the above Lease Expiration Schedule.

(2)	Based on the underwritten rent rolls dated September 28, 2021 and December 6, 2021.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are inclusive of rent steps.

The following table presents certain information relating to historical leasing at the Hall Office Portfolio Properties:

Historical Leased %(1)

2018	2019	2020	Various(2)
98.5%	98.5%	90.8%	94.9%

(1)	As of December 31 unless specified otherwise.

(2)	Based on the underwritten rent rolls dated September 28, 2021 and December 6, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Hall Office Portfolio Properties:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 6/30/2021	Underwritten(2)	Underwritten $ per SF
Base Rent	$6,189,803	$6,070,063	$6,446,133	$6,258,718	$5,994,728	$20.10
Contractual Rent Steps(3)	0	0	0	0	111,511	0.37
Potential Income from Vacant Space	0	0	0	0	502,880	1.69
Total Reimbursements	1,836,506	1,252,498	1,659,281	1,555,796	2,073,305	6.95
Other Income	181,275	191,095	162,147	151,309	172,258	0.58
Gross Potential Rent	$8,207,584	$7,513,656	$8,267,562	$7,965,824	$8,854,682	$29.69
Vacancy & Credit Loss	(363,040)	(68,682)	(882,579)	(1,144,719)	(663,746)	(2.23)
Effective Gross Income	$7,844,544	$7,444,974	$7,384,983	$6,821,105	$8,190,936	$27.47

Real Estate Taxes	1,262,860	1,212,342	1,260,822	1,292,449	1,161,659	3.90
Insurance	58,135	70,689	91,298	114,664	120,762	0.40
Management Fee	235,336	223,349	221,549	204,633	245,728	0.82
Other Operating Expenses	1,425,208	1,418,243	1,311,605	1,293,647	1,337,103	4.48
Total Expenses	$2,981,540	$2,924,623	$2,885,275	$2,905,393	$2,865,252	$9.61

Net Operating Income	$4,863,004	$4,520,351	$4,499,708	$3,915,712	$5,325,684	$17.86
Replacement Reserves	0	0	0	0	59,642	0.20
TI/LC	0	0	0	0	298,190	1.00
Net Cash Flow	$4,863,004	$4,520,351	$4,499,708	$3,915,712	$4,967,852	$16.66

Occupancy	98.5%	98.5%	90.8%	94.9%(2)	92.5%(4)
NOI Debt Yield	8.4%	7.8%	7.8%	6.8%	9.2%
NCF DSCR	1.50x	1.39x	1.39x	1.21x	1.53x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent rolls dated September 28, 2021 and December 6, 2021.

(3)	Contractual Rent Steps are underwritten out 12-months per the tenant’s leases through November 1, 2022.

(4)	Underwritten Occupancy is based on the economic occupancy.

■	Appraisal. According to the appraisals, the Hall Office Portfolio Properties have an aggregate “as-is” appraised value of $85,670,000 as of September 15, 2021 and October 22, 2021.

■	Environmental Matters. According to the Phase I environmental reports dated as of September 21, 2021, there are no recognized environmental conditions or recommendations for further action at the Hall Office Portfolio Properties.

■	Market Overview and Competition. The Hall Office Portfolio Properties are located in Frisco, Texas and Irving, Texas, within the Dallas-Fort Worth-Arlington, Texas Metropolitan Statistical Area (“Dallas-Fort Worth-Arlington, TX MSA”). The Dallas-Fort Worth-Arlington, TX MSA has some of the nation’s highest employment growth figures over the last several years and is also one of the fastest growing metro populations in the country. Corporate relocations and expansions continue to drive office demand in the Dallas-Fort Worth-Arlington, TX MSA. A highly-skilled labor force, low business costs relative to coastal markets, and a central location within the United States make the Dallas-Fort Worth Arlington, TX MSA attractive.

The Building E1 Property is located in Frisco, Texas and is part of the greater Dallas-Fort Worth-Arlington, TX MSA. Major thoroughfares in the area include Warren Parkway, Dallas North Tollway, Gaylord Parkway and Interstate 35E Express. The Dallas-Fort Worth-Arlington, TX MSA is served by Dallas Fort Worth International Airport, located approximately 20.1 miles southwest of the Building E1 Property. According to the appraisal, the Building E1 Property is located in the Frisco/The Colony submarket. As of the second quarter of 2021, the submarket had an inventory of 13,358,026 SF, a vacancy rate of 10.3% and an average office base rent of $28.14 PSF.

The Freeport 9 Property is located in Irving, Texas, and is part of the greater Dallas-Fort Worth-Arlington, TX MSA. Major thoroughfares in the area include Regent Boulevard, Freeport Parkway, Lyndon B Johnson Freeway and John W. Carpenter Freeway. The Dallas Fort Worth International Airport is located approximately 3.1 miles southwest of the Freeport 9 Property. According to the appraisal, the Freeport 9 Property is located in the DFW Freeport/Coppell submarket. As of the second quarter of 2021, the submarket had an inventory of 16,400,770 SF, a vacancy rate of 22.8% and an average office base rent of $19.58 PSF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

Building E1 Property - Comparable Leases Summary(1)

Property Address / Location	Year Built	Tenant Name	Tenant Leased Space	Lease Date	Lease Term (years)	UW Base Rent Per SF
3010 Gaylord Parkway Frisco, TX	2007	Various	129,278(2)	Various	Various	Various
6801 Gaylord Parkway Frisco, TX	2000	Premier Health Solutions	5,736	Dec-20	2.3	$29.50
5601 Granite Parkway Plano, TX	2006	Alkami Technology	34,089	Nov-20	8.0	$28.00
7161 Bishop Road Plano, TX	2002	Asset Intertech Inc	6,793	Oct-20	5.0	$30.00
5800 Democracy Drive Plano, TX	1998	Osburn Companies	26,179	May-21	10.0	$19.50

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated September 28, 2021.

Freeport 9 Property - Comparable Leases Summary(1)

Property Address / Location	Year Built	Tenant Name	Tenant Leased Space	Lease Date	Lease Term (years)	UW Base Rent Per SF
4609 Regent Boulevard Irving, TX	2014	WageWorks	153,630(2)	Nov-15 & Aug-16(2)	14.2(2)	$17.37(2)
14460 Varsity Brands Way Farmers Branch, TX	2012	BSN Sports, LLC	135,999	Jul-20	20.0	$18.98
8222 North Belt Line Road Irving, TX	2000	NAV	75,506	Apr-20	15.0	$18.00
6500 Chase Oaks Plano, TX	2018	Ribbon Communications	108,000	Jan-20	10.0	$22.00
5401 North Beach Street Fort Worth, TX	1995	Lockheed Martin	431,579	May-19	6.0	$16.75
14372 Heritage Parkway Fort Worth, TX	2019	Mercedes Benz Financial	200,006	Feb-19	10.3	$18.94

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated December 6, 2021.

Market Analysis(1)
Market	Market Rent Per SF	Market Vacancy
Dallas/Fort Worth	$22.13	17.7%

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are Hall 3010 Gaylord Parkway, LLC, Hall Freeport, LTD., and Hall Freeport II, LLC. Hall 3010 Gaylord Parkway, LLC and Hall Freeport II, LLC are Texas limited liability companies whereas Hall Freeport II, LTD. is a Texas limited partnership, all of which are single purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination the Hall Office Portfolio Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Hall RE Holdco II, LLC, an affiliate of the borrower parent entity the Hall Group. The Hall Group is a privately held investment firm founded in 1968 by Craig Hall with active operations in commercial real estate development, ownership and management. The Hall Group also operates a commercial real estate lending business; vineyards and wineries; and focuses on private equity, venture capital and early-stage investments.

■	Escrows. At origination of the Hall Office Portfolio Mortgage Loan, the borrowers deposited approximately $101,645 into a reserve account for real estate taxes, $278,162 into a reserve account for free rent and $112,000 into a reserve account for replacement reserves.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12 of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $101,645).

Insurance Reserve. The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies; provided, however, such insurance reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the Hall Office Portfolio Mortgage Loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $4,970 (subject to a cap of approximately $178,926).

TI/LC Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $24,848 (subject to a cap of $1,490,885).

■	Lockbox and Cash Management. The Hall Office Portfolio Mortgage Loan is structured with a hard lockbox and springing cash management. At origination of the Hall Office Portfolio Mortgage Loan, the borrower was required to deliver a notice to the tenant directing the tenant to remit all payments under its lease directly to the lockbox account. The borrower is required to cause revenue received by the borrower or the property manager (if any) to be deposited into such lockbox immediately upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Hall Office Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hall Office Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Hall Office Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Hall Office Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period commencing upon the occurrence of: (i) an event of default under the Hall Office Portfolio Mortgage Loan, (ii) the debt service coverage ratio being less than 1.25x or (iii) the occurrence of a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters and (c) with respect to clause (iii) above, a Specified Tenant Trigger Period ceasing to exist as set forth below.

“Specified Tenant Trigger Period” shall mean a period (A) commencing upon the first to occur of (i) Specified Tenant (as defined below) being in default under the applicable Specified Tenant Lease (as defined below) beyond all applicable notice and cure periods, (ii) Specified Tenant failing to be in actual, physical possession of the tenant space (or applicable portion thereof), (iii) Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant Space (as defined below), (iv) any termination or cancellation of any Specified Tenant Lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant, and (vi) Specified Tenant failing to extend or renew the applicable Specified Tenant Lease on or prior the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions of the Specified Tenant Lease and the Hall Office Portfolio Mortgage Loan documents for the applicable Specified Tenant renewal term; and (B) expiring upon the first to occur of Lender’s receipt of evidence reasonably acceptable to Lender (which such evidence shall include, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to Lender) of (1) the satisfaction of the Specified Tenant Cure Conditions (as defined below) or (2) Borrower leasing no less than 75% of the Specified Tenant Space in accordance with the applicable terms and conditions of the Hall Office Portfolio Mortgage Loan documents (including that the rent due with respect to any such re-leasing is equal to or greater than the then current market rates (as confirmed by Lender in its sole but reasonable discretion)), the applicable Tenant under such Lease being in actual, physical occupancy of the space demised under its Lease and paying the full amount of the rent due under its Lease.

A “Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all defaults under the applicable Specified Tenant Lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant Space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant Lease and has re-affirmed the applicable Specified Tenant Lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant Lease in accordance with clause (vi) of the “Specified Tenant Trigger Period”, the applicable Specified Tenant has renewed or extended no less than 75% of the applicable Specified Tenant Lease in accordance with the terms for the applicable Specified Tenant renewal term, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant Lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: HALL OFFICE PORTFOLIO

Tenant Lease pursuant to final, non-appealable order of a court of competent jurisdiction and (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant Lease.

A “Specified Tenant” means, as applicable, (i) WageWorks, (ii) Transplace, (iii) any other lessee(s) of the Specified Tenant Space (or any portion thereof) and (iv) any parent company of any such Specified Tenant, and any affiliate providing credit support for, or guarantor of, any such Specified Tenant Lease(s).

A “Specified Tenant Lease” means, collectively and/or individually (as the context requires), each lease at the property with Specified Tenant (including, without limitation, any guaranty or similar instrument furnished thereunder), as the same may have been or may hereafter be amended, restated, extended, renewed, replaced and/or otherwise modified.

A “Specified Tenant Space” means that portion of the property demised to the initial Specified Tenant pursuant to the initial Specified Tenant Lease.

■	Property Management. The Hall Office Portfolio Properties are managed by Hall Financial Group, Ltd.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not Permitted.

■	Terrorism Insurance. The borrowers are required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Hall Office Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable Hall Office Portfolio property for 18 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City / State)	Tucson, Arizona	Cut-off Date Principal Balance(2)		$55,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)		$414.71
Size (SF)	245,955	Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 9/1/2021	89.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/1/2021	89.7%	Type of Security		Fee
Year Built / Latest Renovation	2003 / 2020	Mortgage Rate		3.36100%
Appraised Value	$173,700,000	Original Term to Maturity (Months)		120
Appraisal Date	6/5/2021	Original Amortization Term (Months)		NAP
Borrower Sponsors	Town West Realty, Inc., Iridius Capital LLC and HSL Properties, Inc.	Original Interest Only Period (Months) First Payment Date Maturity Date		120 11/6/2021 10/6/2031
Property Management	Town West Realty, Inc.

Underwritten Revenues	$13,006,834
Underwritten Expenses	$3,560,488	Escrows(3)
Underwritten Net Operating Income (NOI)	$9,446,346		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,397,155	Taxes	$469,915	$68,011
Cut-off Date LTV Ratio(1)	58.7%	Insurance	$18,270	$18,270
Maturity Date LTV Ratio(1)	58.7%	Replacement Reserves	$0	$4,099
DSCR Based on Underwritten NOI / NCF(1)	2.72x / 2.70x	TI / LC	$4,750,000	Springing
Debt Yield Based on Underwritten NOI / NCF(1)	9.3% / 9.2%	Other(4)	$1,355,389	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$102,000,000	59.0%	Purchase Price	$165,250,000	95.6%
Sponsor Equity	70,903,480	41.0	Upfront Reserves	6,593,574	3.8
			Closing Costs	1,059,906	0.6
Total Sources	$172,903,480	100.0%	Total Uses	$172,903,480	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the La Encantada Loan Combination (as defined below).

(2)	The Cut-off Date Balance of $55,000,000 represents the controlling Note A-1 of the $102,000,000 La Encantada Loan Combination, which is also evidenced by two additional pari passu notes, Note A-2 of $27,000,000 and Note A-3 of $20,000,000.

(3)	See “—Escrows” below.

(4)	Other upfront reserves consist of reserves for unfunded obligations ($729,544) and deferred maintenance ($625,845).

■	The Mortgage Loan. The La Encantada mortgage loan (the “La Encantada Mortgage Loan”) is part of a loan combination (the “La Encantada Loan Combination”) secured by the borrowers’ fee interests in a 245,955 SF retail property located in Tucson, Arizona (the “La Encantada Property”). The La Encantada Loan Combination is comprised of three pari passu notes, with an outstanding principal balance as of the Cut-off Date of $102,000,000. The La Encantada Mortgage Loan is evidenced by Note A-1 with an aggregate outstanding principal balance as of the Cut-off Date of $55,000,000 and represents approximately 3.7% of the Initial Pool Balance.

The La Encantada Loan Combination was originated on September 17, 2021 by Goldman Sachs Bank USA and accrues interest at an interest rate of 3.36100% per annum. The La Encantada Loan Combination has an initial term of 120 months, has a remaining term of 118 months and is interest-only for the full term. The scheduled maturity date of the La Encantada Loan Combination is the payment date in October 2031.

Voluntary prepayment of the La Encantada Loan Combination in whole (but not in part) is permitted on or after the payment date occurring on July 6, 2031. Defeasance of the La Encantada Loan Combination in whole (but not in part) is permitted at any time after the earlier of (i) September 17, 2024 and (ii) the second anniversary of the date on which the entire La Encantada Loan Combination has been securitized.

The table below summarizes the promissory notes that comprise the La Encantada Loan Combination. The relationship between the holders of the La Encantada Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$55,000,000	$55,000,000	Benchmark 2021-B31	Yes
A-2	27,000,000	27,000,000	GSBI(1)	No
A-3	20,000,000	20,000,000	Benchmark 2021-B30	No
Total	$102,000,000	$102,000,000

(1)	Held by GSBI and is expected to be contributed to one or more future securitization transactions.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

■	The Mortgaged Property. The La Encantada Property is a 245,955 SF anchored retail center located in Tucson, Arizona. Originally constructed in 2003 and renovated in 2020, the La Encantada Property consists of four anchored multi-tenant retail buildings situated on a 29.2-acre site. As of September 1, 2021, the La Encantada Property was 89.7% occupied. Major tenants include AJ’s Fine Foods (28,692 SF leased through January 2024), Crate & Barrel (22,560 SF leased through January 2024) and Pottery Barn (12,916 SF leased through January 2026). The La Encantada Property includes a variety of luxury and specialty retail stores including the Apple Store, Tiffany & Co., Anthropologie, lululemon athletica and Madewell. Restaurants at the La Encantada Property include Firebirds Wood Fired Grill, Blanco Tacos + Tequila, North Italia and RA Sushi Bar Restaurant which are all open and operating at full capacity with both indoor and patio dining available.

AJ’s Fine Foods (28,692 SF, 11.7% of net rentable area (“NRA”), 8.1% of underwritten base rent) AJ’s Fine Foods (“AJ’s”) was created in 1985 as a part of the Bashas chain, and has grown to 11 markets in the metro Phoenix area and Tucson. Each AJ’s provides a range of unique food items and gourmet products and services.

Crate & Barrel (22,560 SF, 9.2% of NRA, 5.6% of underwritten base rent) Crate and Barrel Holdings is a member of the Otto Group and employs 7,500 associates across Crate and Barrel and CB2. With over 100 stores and franchise partners in 9 countries, Crate and Barrel and CB2 are international destinations for contemporary and modern furniture, housewares and decor.

Pottery Barn (12,916 SF, 5.3% of NRA, 3.9% of underwritten base rent) Pottery Barn is an American upscale home furnishing store chain and e-commerce company, with retail stores in the United States, Canada, Mexico and Australia. Pottery Barn is a wholly-owned subsidiary of Williams-Sonoma, Inc. Pottery Barn also operates several specialty stores such as Pottery Barn Kids and Pottery Barn Teen. It has three retail catalogues: the traditional Pottery Barn catalogue; Pottery Barn Bed + Bath, to focus on its bed and bath lines; and one for outdoor furniture.

COVID-19 Update. As of November 23, 2021, the La Encantada Property is open and operating. Rent collections for the La Encantada Property were 92.6% and 92.8% for October and November 2021, respectively. As of November 23, 2021, the La Encantada Loan Combination is not subject to any modification or forbearance requests.

The following table presents certain information relating to the tenants at the La Encantada Property:

Largest Tenants Based on Underwritten Based Rent(1)

Tenant Name	Credit Rating (Moody’s/Fitch/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
AJ’s Fine Foods	NR / NR / NR	28,692	11.7%	$611,140	8.1%	$21.30	1/31/2024	4, 5-year options
Crate & Barrel(4)	NR / NR / NR	22,560	9.2	421,178	5.6	18.67	1/31/2024	None
Anthropologie	NR / NR / NR	10,430	4.2	327,711	4.3	31.42	1/31/2031	None
Pottery Barn	NR / NR / NR	12,916	5.3	292,289	3.9	22.63	1/31/2026	None
Firebirds Wood Fired Grill	NR / NR / NR	6,947	2.8	286,842	3.8	41.29	12/31/2023	None
West Elm(5)	NR / NR / NR	11,029	4.5	264,696	3.5	24.00	1/31/2031	None
North Italia	NR / NR / NR	5,500	2.2	253,550	3.4	46.10	12/31/2023	None
Williams-Sonoma	NR / NR / NR	5,500	2.2	124,465	1.6	22.63	1/31/2026	None
Rug Gallery(6)	NR / NR / NR	6,537	2.7	112,404	1.5	17.20	3/31/2023	None
Charming Charlie	NR / NR / NR	4,998	2.0	75,020	1.0	15.01	4/1/2026	None
Ten Largest Tenants		115,109	46.8%	$2,769,294	36.7%	$24.06
Remaining Tenants		105,628	42.9	4,785,838	63.3	45.31
Vacant Space		25,218	10.3	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants		245,955	100.0%	$7,555,132	100.0%	$34.23

(1)	Based on the underwritten rent roll dated as of September 1, 2021.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF only include the base rent from the underwritten rent roll dated as of September 1, 2021 and are not inclusive of contractual rent steps through October 31, 2022

(4)	Crate & Barrel has the one time right to terminate its lease with 90 days’ prior written notice.

(5)	West Elm has the one time right to terminate its lease if West Elm does not achieve gross sales totaling at least $3,000,000 during its fifth lease year (February 2025 through January 2026) (the “Sales Measuring Period”) with prior notice no later than 180 days after the end of the Sales Measuring Period.

(6)	Rug Gallery is currently in its first extension period from November 1, 2021 to October 31, 2022, and the second extension period will be auto renewed from November 1, 2022 to March 31, 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

The following table presents certain information relating to the lease rollover schedule for the La Encantada Property based on the initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	19,199	7.8	7.8%	789,335	10.4	$41.11	7
2023	39,884	16.2	24.0%	1,753,748	23.2	$43.97	15
2024	74,038	30.1	54.1%	1,872,970	24.8	$25.30	10
2025	5,679	2.3	56.4%	352,039	4.7	$61.99	2
2026	37,856	15.4	71.8%	1,187,655	15.7	$31.37	9
2027	2,558	1.0	72.9%	172,742	2.3	$67.53	1
2028	6,385	2.6	75.5%	345,429	4.6	$54.10	3
2029	8,627	3.5	79.0%	250,631	3.3	$29.05	3
2031	26,511	10.8	89.7%	830,584	11.0	$31.33	5
2032 & Thereafter	0	0.0	89.7%	0	0.0	$0.00	0
Vacant	25,218	10.3	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	245,955	100.0%		$7,555,132	100.0%	$34.23	55

(1)	Based on the underwritten rent roll dated as of September 1, 2021.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF only include the base rent from the underwritten rent roll dated as of September 1, 2021 and are not inclusive of contractual rent steps through October 31, 2022.

The following table presents certain information relating to historical occupancy for the La Encantada Property:

Historical Leased %(1)

2018	2019	2020	TTM 7/31/2021	As of 9/1/2021(2)
97.3%	93.5%	92.3%	90.0%	89.7%

(1)	As of December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated as of September 1, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the La Encantada Property:

Cash Flow Analysis(1)

	2018	2019	2020	TTM 7/31/2021	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue(2)	$7,591,045	$7,259,570	$6,718,826	$6,261,731	$7,250,856	$29.48
Credit Tenant Rent Steps(3)	0	0	0	0	21,633	0.09
Vacant Income	0	0	0	0	1,553,346	6.32
Reimbursement Income	4,782,983	4,578,625	4,407,358	4,283,552	4,246,886	17.27
Vacancy & Credit Loss	(73,580)	(87,871)	(367,530)	(348,712)	(1,553,346)	(6.32)
Other Income	928,502	680,443	727,918	470,495	639,611	2.60
Percentage Rent	762,104	795,420	473,333	791,412	847,849	3.45
Effective Gross Revenue	$13,991,054	$13,226,187	$11,959,905	$11,458,478	$13,006,834	$52.88

Real Estate Taxes	808,577	764,175	772,735	784,704	795,469	3.23
Insurance	40,688	39,120	44,376	52,948	219,237	0.89
Management Fee	130,095	126,773	117,975	109,109	390,205	1.59
Other Expenses	1,950,528	1,970,482	1,913,983	2,021,110	2,155,577	8.76
Total Operating Expenses	$2,929,887	$2,900,549	$2,849,069	$2,967,871	$3,560,488	$14.48

Net Operating Income	$11,061,166	$10,325,638	$9,110,836	$8,490,607	$9,446,346	$38.41
Replacement Reserves	0	0	0	0	49,191	0.20
Net Cash Flow	$11,061,166	$10,325,638	$9,110,836	$8,490,607	$9,397,155	$38.21

Occupancy	97.3%	93.5%	92.3%	89.7% (4)	89.3% (4)
NOI Debt Yield(5)	10.8%	10.1%	8.9%	8.3%	9.3%
NCF DSCR(5)	3.18x	2.97x	2.62x	2.44x	2.70x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent roll dated as of September 1, 2021 with rent steps through October 31, 2022. Base Rental Revenue does not include percentage rent attributable to Crate & Barrel and Lucky Brand, who are paying 8% and 12% of sales, respectively.

(3)	Represents contractual rent steps through October 31, 2022.

(4)	TTM 7/31/2021 occupancy is based on current occupancy as of September 1, 2021. Underwritten occupancy is based on the underwritten economic occupancy.

(5)	Based on the aggregate Cut-off balance of the La Encantada Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

■	Appraisal. According to the appraisal, the La Encantada Property has an “as-is” appraised value of $173,700,000 as of June 5, 2021.

■	Environmental Matters. According to the Phase I environmental report, dated June 4, 2021, there was no evidence of any recognized environmental conditions at the La Encantada Property.

■	Market Overview and Competition. The La Encantada Property is located within the North Tucson Retail Cluster submarket within the greater Tucson metropolitan statistical area (“Tucson MSA”) market. The La Encantada Property is situated at two major crossroads, Skyline Drive and Campbell Avenue, and the neighborhood is connected to Interstate 10. The La Encantada Property is surrounded by high-income families. The household income within one and three miles of the La Encantada Property is more than double the average income for the Tucson MSA market. The La Encantada Property is six to seven miles away from downtown Tucson and the University of Arizona. There are four major retail developments in close proximity to the La Encantada Property including Paloma Village, Plaza Colonial, Entrada De Oro Shopping Center and Plaza Escondida.

According to the appraisal, as of the first quarter of 2020, the North Tucson Retail Cluster submarket contains approximately 12.4 million SF of retail space with a vacancy rate of 5.0% and average asking rents of $18.92 per SF. The 2020 population and median household income within a one-, three- and five-mile radius of the La Encantada Property was 4,169, 31,672 and 134,872, and $118,872, $84,439 and $52,415, respectively.

■	The Borrowers. The borrowers are Ft. Lowell View Delaware, LLC, La Encantada Investors, LLC, Iridius La Encantada TIC LLC and HSL La Encantada Investors Delaware LLC, each a Delaware limited liability company, as tenants-in-common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the La Encantada Loan Combination. The borrower sponsors and non-recourse carveout guarantors under the La Encantada Loan Combination are Town West Realty, Inc., an Arizona corporation, Iridius Capital LLC, an Arizona limited liability company, and HSL Properties, Inc., an Arizona corporation.

■	Escrows. At loan origination, the borrowers deposited approximately (i) $4,750,000 into a reserve for general unfunded tenant improvements and leasing commissions, (ii) $729,544 into a reserve for unfunded obligations, (iii) $625,845 into a deferred maintenance reserve, (iv) $469,915 into a tax reserve and (v) $18,270 into an insurance reserve.

Tax Reserve. On each payment date, the borrowers are required to deposit into a property tax reserve, on a monthly basis, 1/12 of the estimated annual property taxes (initially estimated to be approximately $68,011).

Insurance Reserve. On each payment date, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12 of the estimated annual insurance premiums (initially estimated to be approximately $18,270); provided, however, absent a continuing event of default, such insurance reserve payments will be waived so long as the borrowers maintain a blanket policy meeting the requirements of the related La Encantada Loan Combination documents.

Capital Expenditures Reserve. On each payment date, the borrowers are required to fund a capital expenditure reserve, on a monthly basis, in the amount of approximately $4,099.

TI/LC Reserve. On each payment date, at any time the TI/LC account is less than $1,000,000, the borrowers are required to fund a TI/LC reserve, on a monthly basis, in the amount of $20,500. The borrowers’ obligation to make the monthly deposit would be suspended during any point in time the amount contained in the TI/LC account is equal to or greater than $2,000,000.

■	Lockbox and Cash Management. The La Encantada Loan Combination is structured with a hard lockbox and in place cash management. The borrowers were required to deliver direction letters to all tenants of the La Encantada Property directing tenants to directly deposit all rents into a lender-controlled lockbox account. Funds in the lockbox account are required to be swept on each business day into a lender-controlled cash management account and applied in accordance with the La Encantada Loan Combination documents, provided no event of default exists, to the payment of (a) basic carrying costs, (b) any default interest, late payment charges or similar amounts, (c) during the continuance of a La Encantada Trigger Period (as hereinafter defined), deposits into an operating expense account, (d) any required payments into the capital expenditure reserve, (e) any required payments into the tenant improvement and leasing commissions reserve and (f) during the continuance of a La Encantada Trigger Period or an event of default, into an excess cash flow reserve account to be held as additional collateral for the La Encantada Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: LA ENCANTADA

“La Encantada Trigger Period” means each period when (a) the debt service coverage ratio, determined as of the first day of any fiscal quarter, is less than 1.80x and concludes when the debt service coverage ratio, as of the first day of each two consecutive fiscal quarters thereafter, is equal or greater than 1.80x or (b) the financial reports required under the La Encantada Loan Combination documents are not delivered to the lender when required until the delivery to the lender of such financial reports which must indicate that no La Encantada Trigger Period is continuing.

■	Property Management. The La Encantada Property is managed by Town West Realty, Inc., an affiliate of the borrowers.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The La Encantada Property includes two non-income producing outparcel pads (“Pad Sites”) which were not attributed any value in the appraisal. On any date after the expiration of the Lockout Period (as defined below), the borrowers may obtain the release of one or more Pad Sites subject to certain conditions including, (i) no event of default has occurred and is continuing, (ii) the Pad Site is conveyed to a third party, (iii) the release of such Pad Site will not have a material adverse effect on the remaining collateral, (iv) the remaining collateral and Pad Site are bound by any necessary declarations or cross-easement agreements, (v) satisfaction of customary REMIC requirements and (vi) the borrowers pay all reasonable out-of-pocket costs and expenses of the lender incurred in connection with such release. If immediately following a release of any Pad Site, the fair market value of the property securing the La Encantada Loan Combination at the time of such determination as calculated under the La Encantada Loan Combination documents is not at least 80% of the La Encantada Loan Combination’s adjusted issue price within the meaning of the Internal Revenue Code of 1986 (the “Code”), then the borrowers are required to prepay the La Encantada Loan Combination in an amount equal to either (i) an amount necessary to satisfy the foregoing or (ii) a lesser amount, provided that the borrowers deliver an opinion of counsel that such release does not cause any portion of the La Encantada Loan Combination to cease to be a “qualified mortgage” within the meaning of section 860G(a)(3) of the Code.

“Lockout Period” means the period from September 17, 2021 to but excluding the first payment date following the earlier to occur of (i) September 17, 2024 and (ii) the second anniversary of the date on which the entire La Encantada Loan Combination has been securitized.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the La Encantada Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA or a subsequent statute is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the La Encantada Property and business interruption/rental loss insurance required under the related La Encantada Loan Combination documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	3		Loan Seller(4)		CREFI
Location (City/State) (1)	Various / Florida		Cut-off Date Balance(4)		$48,000,000
Property Type	Multifamily		Cut-off Date Balance per Unit(3)		$120,639.53
Size (Units)	688		Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 10/8/2021	97.5%		Number of Related Mortgage Loans		None
Owned Occupancy as of 10/8/2021	97.5%		Type of Security		Fee
Year Built / Latest Renovation(1)	Various / 2021		Mortgage Rate		3.97000%
Appraised Value(1)(2)	$127,000,000		Original Term to Maturity (Months)		120
Appraisal Date	10/13/2021		Original Amortization Term (Months)		NAP
Borrower Sponsors	Rudy Nassri and Vincent Chiara		Original Interest Only Period (Months)		120
Property Management	TLR Management Inc.		First Payment Date		1/6/2022
			Maturity Date		12/6/2031

Underwritten Revenues	$9,477,000
Underwritten Expenses	$3,353,170		Escrows(5)
Underwritten Net Operating Income (NOI)	$6,123,830			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,951,830		Taxes	$77,287	$77,287
Cut-off Date LTV Ratio(2)(3)	65.4%		Insurance	$282,923	$28,292
Maturity Date LTV Ratio(2)(3)	65.4%		Replacement Reserve	$0	$14,333
DSCR Based on Underwritten NOI / NCF(3)	1.83x / 1.78x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	7.4% / 7.2%		Other(6)	$2,500,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination	$83,000,000	100.0%	Loan Payoff(7)	$60,461,084	72.8%
			Return of Equity	17,185,345	20.7
			Upfront Reserves	2,860,210	3.4
			Closing Costs	2,493,361	3.0
Total Sources	$83,000,000	100.0%	Total Uses	$83,000,000	100.0%

(1)	See the “Portfolio Summary” chart below for the Location, Year Built / Latest Renovation and Appraised Values of the individual TLR Portfolio Properties (as defined below).

(2)	The Appraised Value represents the “as-portfolio” value of $127,000,000, which includes a diversity premium of 3% based on an assumption that all of the TLR Portfolio Properties would be sold together as a portfolio. The aggregate “as-is” appraised value for the TLR Portfolio Properties is $123,500,000. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio based on “as-is” appraised value are 67.2% and 67.2%, respectively.

(3)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the TLR Portfolio Loan Combination (as defined below).

(4)	The TLR Portfolio Mortgage Loan (as defined below) is part of the TLR Portfolio Loan Combination which is comprised of two pari passu promissory notes with an aggregate original balance of $83,000,000. The TLR Portfolio Loan Combination was co-originated by Citi Real Estate Funding Inc. (“CREFI”) and LMF Commercial, LLC (“LMF”).

(5)	See “—Escrows” section below.

(6)	Upfront Other reserves consists of a $2,500,000 holdback reserve.

(7)	Loan payoff is inclusive of approximately $8.6 million in defeasance costs.

■	The Mortgage Loan. The mortgage loan (the “TLR Portfolio Mortgage Loan”) is part of a loan combination (the “TLR Portfolio Loan Combination”) consisting of two pari passu promissory notes in the aggregate outstanding principal balance of $83,000,000 and is secured by a first mortgage encumbering the borrowers’ fee interest in a three-property multifamily portfolio comprised of 688 units in Tampa and Clearwater, Florida (the “TLR Portfolio Properties”). The TLR Portfolio Mortgage Loan, evidenced by the controlling Note A-1, has an outstanding principal balance as of the Cut-off Date of $48,000,000 and represents 3.2% of the Initial Pool Balance. The TLR Portfolio Loan Combination was co-originated by CREFI and LMF on November 9, 2021. The TLR Portfolio Loan Combination has an interest rate of 3.97000% per annum. The borrowers used the proceeds of the TLR Portfolio Loan Combination to pay off prior debt secured by the TLR Portfolio Properties, return equity to the borrower sponsors, fund upfront reserves, and pay closing costs.

The TLR Portfolio Loan Combination has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The TLR Portfolio Loan Combination requires payments of interest only for the entire term. The stated maturity date is the due date in December 2031. Voluntary prepayment of the TLR Portfolio Loan Combination is prohibited prior to October 6, 2031. The borrowers have the option to defease the entire $83.0 million TLR Portfolio Loan Combination in whole (or in part as described in “Release of Collateral” herein) at any time after the date that is two years after the closing date of the Benchmark 2021-B31 securitization.

The table below summarizes the promissory notes that comprise the TLR Portfolio Loan Combination. The relationship between the holders of the TLR Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$48,000,000	$48,000,000	Benchmark 2021-B31	Yes
A-2	35,000,000	35,000,000	WFCM 2021-C61	No
Loan Combination	$83,000,000	$83,000,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

■	The Mortgaged Properties. The TLR Portfolio Properties are comprised of three recently renovated, garden style multifamily properties located in Tampa and Clearwater, Florida. As of October 8, 2021, the TLR Portfolio Properties were 97.5% occupied.

The following table presents certain information relating to the individual TLR Portfolio Properties:

Portfolio Summary(1)
Property Name	City	State	Property Type	Year Built/ Renovated	Total Units	Occupancy	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value	% of UW Base Rent
Bahia Apartments	Tampa	Florida	Multifamily	1972/2021	320	96.3%	$23,959,518	49.9%	$61,500,000	46.9%
Royal Breeze Apartments	Clearwater	Florida	Multifamily	1973/2021	200	99.5%	14,353,735	29.9	37,200,000	32.3
Lenox Place Apartments	Tampa	Florida	Multifamily	1970/2021	168	97.6%	9,686,747	20.2	24,800,000	20.7
Total / Wtd. Avg.					688	97.5%	$48,000,000	100.0%	$123,500,000(2)	100.0%

(1)	Based on the underwritten rent rolls dated October 8, 2021.

(2)	Cut-off Date LTV and Maturity Date LTV are based on the “As-Portfolio” value of $127,000,000, which includes a diversity premium of 3% based on an assumption that all of the TLR Portfolio Properties would be sold together as a portfolio.

The following table presents certain information relating to the unit mix at the TLR Portfolio Properties:

Unit Mix(1)
Property Name	Units	Studio	1 BR / 1 BA	2 BR / 1 BA	2 BR / 2 BA	3 BR / 2 BA	Average Rent per Unit per Month	Average Market Rent per Unit per Month(2)
Bahia Apartments	320	16	80	128	64	32	$1,039	$1,085
Royal Breeze Apartments	200	0	52	0	100	48	$1,155	$1,196
Lenox Place Apartments	168	18	114	0	36	0	$899	$917
Total / Wtd. Avg.	688	34	246	128	200	80	$1,039	$1,076

(1)	Based on the underwritten rent rolls dated October 8, 2021.

(2)	Source: Appraisals.

The Bahia Apartments property (the “Bahia Apartments Property”) is a 320-unit garden multifamily property located in Tampa, Florida. Renovated in 2021, the Bahia Apartments Property consists of 35, two-story residential buildings, a single-story leasing office and a single-story amenity building situated on an 18.27-acre site. Common area amenities at Bahia Apartments Property include a fitness center, lighted tennis courts, picnic and barbecue area, two swimming pools, playground, dog park, on-site Amazon hub and a business center. Unit amenities include dishwashers, ceramic tile, central heat and air and patios or balconies. Since acquisition, the borrower sponsor has invested capital improvements of approximately $6.8 million or $21,194 per unit for interior renovations, common area renovations, painting, roof repairs, pool renovations and amenities renovations. Onsite parking is provided by 579 surface parking spaces, resulting in a parking ratio of approximately 1.8 spaces per unit. As of October 8, 2021, the Bahia Apartments Property was 96.3% leased.

The Royal Breeze Apartments property (the “Royal Breeze Apartments Property”) is a 200-unit garden multifamily property located in Clearwater, Florida. Renovated in 2021, the Royal Breeze Apartments Property consists of 25, two-story residential buildings, a single-story leasing office and a single-story amenity building situated on a 12.70-acre site. Common area amenities at Royal Breeze Apartments Property include a fitness center, barbecue area, two swimming pools, playground, dog park, and a laundry facility. Unit amenities include an appliance package with microwave, laminate countertops, garbage disposal and washer and dryer connections for select two- and three-bedroom units. Since acquisition, the borrower sponsor has invested capital improvements of approximately $2.8 million or $14,000 per unit for interior renovations, common area renovations, painting, roof repairs, pool renovations and amenities renovations. Onsite parking is provided by 377 surface parking spaces, resulting in a parking ratio of approximately 1.9 spaces per unit. As of October 8, 2021, the Royal Breeze Apartments Property was 99.5% leased.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

The Lenox Place Apartments property (the “Lenox Place Apartments Property”) is a 168-unit garden multifamily property located in Tampa, Florida. Renovated in 2021, the Lenox Place Apartments Property consists of two, three-story residential buildings and a single-story leasing office situated on a 5.24-acre site. Common area amenities at Lenox Place Apartments Property include a gated entry, two swimming pools, playground, and dog walk areas. Unit amenities include an appliance package with microwave, laminate countertops and garbage disposals. Since acquisition, the borrower sponsor has invested capital improvements of approximately $2.8 million or $16,905 per unit for interior renovations, common area renovations, painting, roof repairs, pool renovations and amenities renovations. Onsite parking is provided by 250 surface parking spaces, resulting in a parking ratio of approximately 1.5 spaces per unit. As of October 8, 2021, the Lenox Place Apartments Property was 97.6% leased.

The following table presents certain information relating to historical leasing at the TLR Portfolio Properties:

Historical Leased %(1)

2019	2020	TTM 9/30/2021	As of 10/8/2021(2)
95.1%	97.0%	97.7%	97.5%

(1)	Reflects year end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated October 8, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the TLR Portfolio Properties:

Cash Flow Analysis(1)

	2019	2020	TTM 9/30/2021	Underwritten	Underwritten $ per Unit
Base Rent	$7,664,374	$8,051,013	$8,300,794	$8,831,130	$12,836
Vacancy, Credit Loss & Concessions	(295,201)	(171,382)	(144,129)	(509,130)	(740)
Other Income(2)	858,907	843,899	1,067,345	1,155,000	1,679
Effective Gross Income	$8,228,080	$8,723,530	$9,224,011	$9,477,000	$13,775

Real Estate Taxes	772,408	843,077	885,100	883,279	1,284
Insurance	276,047	337,408	293,354	323,341	470
Management Fee	248,532	261,706	276,720	284,310	413
Other Operating Expenses	2,000,978	1,843,569	1,862,240	1,862,240	2,707
Total Expenses	$3,297,964	$3,285,759	$3,317,415	$3,353,170	$4,874

Net Operating Income	$4,930,116	$5,437,771	$5,906,596	$6,123,830	$8,901
Replacement Reserves	0	0	0	172,000	250
TI/LC	0	0	0	0	0
Net Cash Flow	$4,930,116	$5,437,771	$5,906,596	$5,951,830	$8,651

Occupancy	95.1%	97.0%	97.7%	94.2%(3)
NOI Debt Yield(4)	5.9%	6.6%	7.1%	7.4%
NCF DSCR(4)	1.48x	1.63x	1.77x	1.78x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income is comprised of application fees, laundry income, parking income, storage income, pet fees, late fees, utility reimbursement, miscellaneous income and various other fees.

(3)	Underwritten Occupancy is based on the economic occupancy.

(4)	Calculated based on the aggregate Cut-off Date balance of the TLR Portfolio Loan Combination.

■	COVID-19 Update. As of November 6, 2021, the TLR Portfolio Properties are open and operating. Collections were 99.7% for September 2021. As of November 6, 2021, the TLR Portfolio Loan Combination is not subject to any modification or forbearance request. The first payment date for the TLR Portfolio Loan Combination is January 6, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

■	Appraisals. As of the appraisal valuation date of October 13, 2021, the TLR Portfolio Properties had an “as-portfolio” appraised value of $127,000,000, which is inclusive of a 3% diversity premium based on the assumption the TLR Portfolio Properties are sold together as a portfolio. The TLR Portfolio Properties had an aggregate “as-is” appraised value of $123,500,000.

Appraisal Summary
Property	Appraisal Approach	Value	Capitalization Rate
Bahia Apartments	Direct Capitalization	$61,500,000	4.00%
Royal Breeze Apartments	Direct Capitalization	$37,200,000	4.00%
Lenox Place Apartments	Direct Capitalization	$24,800,000	4.00%
Total / Wtd. Avg.		$123,500,000(1)	4.00%

(1)	Cut-off Date LTV and Maturity Date LTV are based on the “as-portfolio” appraised value of $127,000,000, which is inclusive of a 3% diversity premium based on the assumption the TLR Portfolio Properties are sold together as a portfolio.

■	Environmental Matters. According to the Phase I environmental reports dated October 21, 2021 and October 25, 2021, there are no recognized environmental conditions or recommendations for further action at the TLR Portfolio Properties.

■	Market Overview and Competition. The TLR Portfolio Properties are located in Tampa and Clearwater, Florida, within the Tampa-St. Petersburg-Clearwater metropolitan statistical area (“Tampa MSA”). The Tampa MSA is the second most populous metropolitan area in Florida, the second most populous area on the Gulf Coast, the fourth most populous area in the southeast, and the 19th-largest metropolitan statistical area in the United States. Tampa Bay is Florida’s largest open-water estuary, extending over 1,031 square kilometers.

The Tampa Central Business District is approximately 30 minutes east of the Gulf of Mexico, and approximately an hour southwest of the Disney and Universal theme parks. In addition to the nearby beaches, other major attractions include: various professional sports stadiums, Busch Gardens and Adventure Island, Tampa Bay Performing Arts Center, Florida Aquarium, Lowry Park Zoo, International Plaza and Westshore Mall, and the downtown Tampa Channelside retail complex.

According to the appraisals, the Bahia Apartments Property and the Lenox Place Apartments Property are located within the University multifamily submarket. As of the second quarter of 2021, the University multifamily submarket had an inventory of approximately 17,386 units, a vacancy rate of approximately 3.7% and effective rents of $1,123 per unit per month. As of the second quarter of 2021, the University multifamily submarket reported positive absorption of 31 units and no new construction.

According to the appraisal, the Royal Breeze Apartments Property is located within the Clearwater multifamily submarket. As of the second quarter of 2021, the Clearwater multifamily submarket had an inventory of approximately 24,777 units, a vacancy rate of approximately 3.0% and effective rents of $1,426 per unit per month. As of the second quarter of 2021, the Clearwater multifamily submarket reported positive absorption of 217 units and 479 units under construction.

The following table presents certain information relating to the appraisals’ market rent conclusion for the TLR Portfolio Properties:

Unit Market Rent Conclusions(1)
Property	MSA	Studio	1 BR / 1 BA	2 BR / 1 BA	2 BR / 2 BA	3BR / 2 BA
Bahia Apartments	Tampa	$835	$955	$1,085	$1,175	$1,335
Royal Breeze Apartments	Tampa	-	$1,000	-	$1,175 & $1,275	$1,350
Lenox Place Apartments	Tampa	$725	890	-	$1,100	-

___________________________
(1)	Source: Appraisals

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

■	The Borrowers. The borrowers are Park Aberdeen Apartments, LLC, a Florida limited liability company, Royal Breeze Apartments, Inc., a Delaware corporation, and Lenox Apartments, Inc., a Delaware corporation (collectively, the “TLR Portfolio Borrowers”), each a single-purpose entity with one independent director. Legal counsel to the TLR Portfolio Borrowers delivered a non-consolidation opinion in connection with the origination of the TLR Portfolio Loan Combination.

The borrower sponsors and non-recourse carveout guarantors are Rudy Nassri and Vincent Chiara. Rudy Nassri is the founder of the TLR Group. Mr. Nassri has over 25 years of experience in real estate and property management. Vincent Chiara is the president of Groupe Mach, which owns amongst its affiliates more than 24,000,000 SF of real estate including landmark Montreal properties such as the Stock Exchange Tower, CIBC Tower, Sun Life Building, CBC Tower and University Complex.

■	Escrows. At origination of the TLR Multifamily Loan Combination, the TLR Portfolio Borrowers deposited (i) approximately $77,287 into a real estate tax reserve, (ii) approximately $282,923 into an insurance reserve, and (iii) $2,500,000 into a holdback reserve.

Tax Reserve. On each due date, the TLR Portfolio Borrowers are required to deposit into a real estate tax reserve 1/12 of an amount reasonably estimated by the lender to be payable over the next-ensuing 12-month period (initially estimated to be approximately $77,287).

Insurance Reserve. On each due date, the TLR Portfolio Borrowers are required to fund 1/12 of the insurance premiums which would be sufficient to pay the insurance premiums due for the renewal of coverage (initially estimated to be $28,292).

Replacement Reserve. On each due date, the TLR Portfolio Borrowers are required to deposit into a replacement reserve an amount equal to approximately $14,333 for capital expenditures.

Holdback Reserve. At origination, the TLR Portfolio Borrowers deposited $2,500,000 into a holdback reserve account as additional security for the payment of sums past due under the TLR Portfolio Loan Combination notes and as additional security for all of the TLR Portfolio Borrowers’ obligations under the TLR Portfolio Loan Combination documents. On each quarterly monthly payment date from and after the third monthly payment date, at the TLR Portfolio Borrowers’ written request, the lender will calculate the Holdback Debt Yield (as defined below) for purposes of determining whether the Holdback Reserve Funds Release Conditions (as defined below) have been satisfied, and, if so, the lender will disburse the requested amount of holdback reserve funds to the TLR Portfolio Borrowers (or, if a Trigger Period (as defined below) then exists, the lender will disburse the same into the cash management account to be applied pursuant to the TLR Portfolio Loan Combination documents). The TLR Portfolio Borrowers are not entitled to disbursements of the holdback reserve funds more than once in any three month period and in no amount less than $500,000 (unless the total amount of the holdback reserve funds remaining on deposit in the holdback reserve account is less than $500,000). Notwithstanding the above, in the event the TLR Portfolio Borrowers have not qualified for disbursement of all of the holdback reserve funds on or prior to November 9, 2023, then the lender will have the right to, without any notice to the TLR Portfolio Borrowers, in the lenders’ sole discretion, hold the holdback reserve funds thereafter as additional collateral for the TLR Portfolio Loan Combination and as additional security for all of the TLR Portfolio Borrowers’ obligations under the TLR Portfolio Loan Combination documents, and the TLR Portfolio Borrowers will have no further right to obtain a release thereof.

The “Holdback Debt Yield” means, as of any calculation date, a ratio conveyed as a percentage in which, (i) the numerator is the holdback underwrittable cash flow and (ii) the denominator is the then outstanding principal balance of the TLR Portfolio Loan Combination, less the amount of any holdback reserve funds that will remain on deposit, if any, following the disbursement of the applicable amount of holdback reserve funds that have been requested by the TLR Portfolio Borrowers.

The “Holdback Reserve Funds Release Conditions” means, as of the date the lender calculates the Holdback Debt Yield, (i) no event of default has occurred and is continuing and (ii) the lender has received evidence, in form and substance reasonably satisfactory to the lender, that the Holdback Debt Yield equals or exceeds 7.5%.

■	Lockbox and Cash Management. The TLR Portfolio Loan Combination is structured with a springing lockbox and springing cash management. From and after the first occurrence of a Trigger Period (as defined below), the TLR Portfolio Borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, all revenue received by the borrower or the property manager into such lockbox. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: TLR PORTFOLIO

required to be swept each business day to a lender-controlled cash management account, to be applied and disbursed in accordance with the TLR Portfolio Loan Combination documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the TLR Portfolio Loan Combination documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the TLR Portfolio Loan Combination. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the TLR Portfolio borrowers. Upon an event of default under the TLR Portfolio Loan Combination documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of the following: (i) the occurrence of an event of default; or (ii) the debt yield falling below 5.75%; and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, and (y) or with regard to any Trigger Period commenced in connection with clause (ii) above, (1) the date the debt yield is equal to or greater than 6.0% for two consecutive calendar quarters, or (2) the satisfaction of the Trigger Period Avoidance Conditions (as defined below).

The “Trigger Period Avoidance Conditions” will occur when (i) the TLR Portfolio Borrowers deposit with the lender an amount that, if applied to the outstanding principal balance of the TLR Portfolio Loan Combination, would cause the debt yield to be equal to or greater than 6.0% (the “Trigger Period Avoidance Deposit Amount”) and (ii) on or prior to each anniversary of the date the deposit describe in clause (i) was made, the TLR Portfolio Borrowers deposit with lender into the same eligible account an amount of funds equal to Trigger Period Avoidance Deposit Amount (it being agreed that upon the expiration of all Trigger Periods then in existence, other than due to the satisfaction of the Trigger Period Avoidance Conditions, all such funds will be promptly disbursed and returned to the TLR Portfolio Borrowers).

■	Property Management. The TLR Portfolio Properties are managed by TLR Management Inc., an affiliate of the borrower sponsors.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Secured Indebtedness. Not Permitted.

■	Release of Collateral. At any time after the earlier to occur of (1) the date that is two years after the closing date of the securitization that includes the last note to be securitized, and (2) November 9, 2024, the TLR Portfolio Borrowers may obtain a release of one or more individual TLR Portfolio Properties from the lien of the mortgage, subject to satisfaction of certain conditions including, but not limited to (i) no event of default has occurred and is continuing, (ii) the amount of the TLR Portfolio Loan Combination defeased will be an amount equal to the greater of (a) 110% of the allocated loan amount for the related TLR Portfolio property being released and (b) 100% of the net sales proceeds applicable to such individual TLR Portfolio property, (iii) the debt service coverage ratio with respect to the remaining TLR Portfolio Properties after the release is not less than the greater of (a) the debt service coverage ratio for all of the TLR Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable and (b) 1.80x, each calculated based on the trailing-6 months financials, (iv) the debt yield with respect to the remaining TLR Portfolio Properties after release is greater than the debt yield for all of the TLR Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable calculated based on the trailing-6 months financials and (v) the lender receives a REMIC opinion.

■	Terrorism Insurance. The TLR Portfolio Loan Combination documents require that the “all-risk” insurance policy maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the TLR Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the TLR Portfolio Properties covering a restoration period of up to 15 months, with an extended period of indemnity of up to 6 months. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		JPMCB
Location (City / State)	New York, New York		Cut-off Date Balance		$45,600,000
Property Type	Mixed Use		Cut-off Date Balance per SF		$734.93
Size (SF)	62,047		Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 12/1/2021	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2021	100.0%		Type of Security		Leasehold
Year Built / Latest Renovation	2006 / NAP		Mortgage Rate		3.99000%
Appraised Value	$67,000,000		Original Term to Maturity (Months)		120
Appraisal Date	10/1/2021		Original Amortization Term (Months)		NAP
Borrower Sponsors	SK Development and CB Developers		Original Interest Only Period (Months)		120
Property Management	CBJ Management LLC		First Payment Date		1/1/2022
			Maturity Date		12/1/2031

Underwritten Revenues	$6,710,947
Underwritten Expenses	$3,103,369		Escrows(2)
Underwritten Net Operating Income (NOI)(1)	$3,607,578			Upfront	Monthly
Underwritten Net Cash Flow (NCF)(1)	$3,533,587		Taxes	$0	Springing
Cut-off Date LTV Ratio	68.1%		Insurance	$0	Springing
Maturity Date LTV Ratio	68.1%		Replacement Reserves	$1,034	$1,034
DSCR Based on Underwritten NOI / NCF	1.96x / 1.92x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.7%		Other(3)	$241,693	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$45,600,000	100.0%	Loan Payoff	$44,578,215	97.8%
			Closing Costs	708,241	1.6
			Reserves	242,727	0.5
			Principal Equity Distribution	70,817	0.2
Total Sources	$45,600,000	100.0%	Total Uses	$45,600,000	100.0%

(1)	Underwritten NOI and Underwritten NCF are inclusive of straight-line rent averaged through the end of the loan term given investment grade tenancy.

(2)	See “-Escrows” herein.

(3)	Other upfront reserves represents (i) $141,693 on account of ground lease reserves and (ii) $100,000 on account of rent concessions reserves. Other Monthly Escrows represents a springing reserve for the ground rent.

■	The Mortgage Loan. The 40 Gansevoort mortgage loan (the “40 Gansevoort Mortgage Loan”) is secured by a first mortgage encumbering the borrowers leasehold interest in a 62,047 SF mixed-use building located in New York, New York (the “40 Gansevoort Property”). The 40 Gansevoort Property is comprised of 9,293 SF of retail space and 52,754 SF of office space. The 40 Gansevoort Mortgage Loan has an aggregate outstanding principal balance as of the Cut-off Date of $45,600,000 and represents approximately 3.0% of the Initial Pool Balance. The 40 Gansevoort Mortgage Loan was originated by JPMorgan Chase Bank, National Association on November 17, 2021. The proceeds of the 40 Gansevoort Mortgage Loan were used to refinance the 40 Gansevoort Property, pay closing costs, fund upfront reserves and return equity to the sponsors.

The 40 Gansevoort Mortgage Loan has an initial and remaining term of 120 months as of the Cut-off Date and accrues interest at a rate of 3.99000% per annum. Voluntary prepayment of the 40 Gansevoort Mortgage Loan is permitted in whole (but not in part) on any business day after June 1, 2031 without a penalty or payment of any prepayment premium. Defeasance of the 40 Gansevoort Mortgage Loan in whole (but not in part) is permitted upon the date that is two years after the closing date of the Benchmark 2021-B31 securitization.

■	COVID-19 Update. As of October 1, 2021, the 40 Gansevoort Property is open and fully operational. As a result of the pandemic, the tenant and borrower sponsor mutually agreed to a $600,000 rent abatement to be applied on a monthly basis beginning in January 2022 and continuing through December 2027. The rent abatement equates to approximately $100,000 per annum. At loan origination the borrower funded a reserve in the amount of $100,000 that represents approximately one year of the aforementioned rent abatement, to be held as additional collateral. The 40 Gansevoort Mortgage Loan is not subject to any modifications or forbearance agreements.

■	The Mortgaged Property. The 40 Gansevoort Property is a five-story, 62,047 SF, Class A, office and boutique retail building at the intersection of 12th Street and Hudson Street in the Meatpacking neighborhood of New York, New York. The 40 Gansevoort Property was built in 2006 and became the first building to be approved by the Landmarks Preservation Commission in the newly-designated Gansevoort Market Historic District. In 2004, New York based fashion brand, Theory LLC (“Theory”), signed its lease for 100.0% of the 40 Gansevoort Property to serve as its corporate headquarters and flagship store. The 40 Gansevoort Property features 9,293 SF of retail space on the first floor and 52,754 square feet of office space on the 2nd through 5th floors.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

As of December 1, 2021, the 40 Gansevoort Property was 100.0% leased to a single tenant, Theory. Theory (100.0% of net rentable area), is a contemporary fashion brand for the modern consumer and urban professional with pieces such as jackets, dresses, knitwear and slacks. The Theory luxe brand puts an emphasis on comfort with offerings such as pull-on pants, hoodies, soft tops and jumpsuits. Theory was founded in New York City in 1997 and as of August 31, 2021, has 431 stores. Apart from the 40 Gansevoort Property, there are four Theory stores throughout Manhattan. Theory is headquartered, including their executive management team, at the 40 Gansevoort Property and has leased the property since 2004. Theory renewed their lease in 2019 with a lease expiration date in October of 2031. Theory has two, five-year extension options at the greater of 90.0% of fair market rental value and the fixed rent of the immediately preceding year. Annual fixed rent will then increase by 1% each subsequent year of such extended term. The 40 Gansevoort Mortgage Loan is structured with a full excess cash sweep in the event that, among other things, Theory does not renew their lease within 18 months of expiration.

Theory is owned by Fast Retailing Co, LTD (“Fast Retailing”), a multi-national retail holding company that owns and operates brands such as UNIQLO and GU. Fast Retailing is headquartered in Japan and, as of October 15, 2021, is the third-largest manufacturer and retailer of private-label apparel in the world, operating 2,312 stores across 25 countries. Fast Retailing is rated A by Standard and Poor’s.

The following table presents certain information relating to the sole tenant at the 40 Gansevoort Property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Theory	NR / NR / A	62,047	100.0%	$5,861,146	100.0%	$94.46	10/31/2031	2, 5-year options
Total Occupied		62,047	100.0%	$5,861,146	100.0%	$94.46
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		62,047	100.0%	$5,861,146	100.0%	$94.46

(1)	Based on the underwritten rent roll dated as of December 1, 2021, inclusive of straight-line average rent through the end of the loan term.

(2)	Certain credit ratings are those of the parent entity whether or not the parent entity guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the 40 Gansevoort Property, based on the initial lease expiration date:

Lease Expiration Schedule (1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031 & Thereafter	62,047	100.0	100.0%	5,861,146	100.0	$94.46	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	62,047	100.0%		$5,861,146	100.0%	$94.46	1

(1)	Based on the underwritten rent roll dated as of December 1, 2021, inclusive of straight-line average rent through the end of the loan term.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the lease) that are not considered in the above Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the 40 Gansevoort Property:

Historical Leased %(1)

2019	2020	As of 12/1/2021(2)
100.0%	100.0%	100.0%

(1)	As of December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated as of December 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

■	Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 40 Gansevoort Property:

Cash Flow Analysis(1)

	2019	2020	TTM 9/30/2021	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$4,579,373	$5,672,334	$5,273,884	$5,861,146	$94.46
Vacancy Loss & Credit Loss	0	0	0	(353,208)	(5.69)
Other Income	917,115	1,105,158	1,143,516	1,203,009	19.39
Effective Gross Income	$5,496,488	$6,777,492	$6,417,400	$6,710,947	$108.16

Real Estate Taxes	1,000,232	1,090,251	840,392	1,164,091	18.76
Insurance	10,558	10,397	6,493	18,530	0.30
Management Fee	176,866	233,220	210,780	117,223	1.89
Ground Rent	1,082,687	1,728,349	1,659,051	1,700,320	27.40
Other Expenses	92,256	182,544	103,205	103,205	1.66
Total Operating Expenses	$2,362,599	$3,244,761	$2,819,921	$3,103,369	$50.02

Net Operating Income	$3,133,889	$3,532,731	$3,597,480	$3,607,578	$58.14
TI / LC	0	0	0	62,047	1.00
Replacement Reserves	0	0	0	11,945	0.19
Net Cash Flow	$3,133,889	$3,532,731	$3,597,480	$3,533,587	$56.95

Occupancy(4)	100.0%	100.0%	100.0%	95.0%
NOI Debt Yield	6.9%	7.7%	7.9%	7.9%
NCF DSCR	1.70x	1.92x	1.95x	1.92x

(1)	Historical financials have been adjusted for entity level expenses, including amortization, bank service charges, broker commissions, filling fees, business licenses/permits, depreciation, LLC/PLLC taxes, business improvement district expenses and interest expenses.

(2)	Based on the underwritten rent roll dated as of December 1, 2021.

(3)	Inclusive of straight-line average rent through the end of the loan term.

(4)	Underwritten occupancy is based on the economic occupancy.

■	Appraisal. The appraisal concluded an “as-is” appraised value of $67,000,000 for the 40 Gansevoort Property and the loan-to-value ratio based on such appraised value is 68.1%. The appraisal concluded a “hypothetical market value go dark” appraised value of $46,000,000 for the 40 Gansevoort Property and the loan-to-value ratio based on such appraised value is 99.1%.

■	Environmental Matters. According to a Phase I environmental report dated October 6, 2021, there was no evidence of any recognized environmental conditions at the 40 Gansevoort Property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for additional information.

■	Market Overview and Competition. The 40 Gansevoort Property is located within Manhattan, New York which is part of the New York Metropolitan area, the largest metropolitan statistical area by population as of 2019. According to the appraisal, New York City has a population of nearly 8.3 million people. According to a third party market report, the median household income within a five mile radius of the property is $102,409, compared to the national median household income of $62,990. The New York office and retail market vacancy rates are 11.8% and 4.1%, respectively, with average rents of $56.59 and $44.40 per SF, respectively.

The 40 Gansevoort Property is located in the Hudson Square submarket. As of the third quarter of 2021, the Hudson Square submarket has an office and retail vacancy rate of 8.4% and 4.1%, respectively, with average rents of $73.37 and $162.21 per SF, respectively. The Hudson Square submarket has strong demand from technology firms such as Google which has committed to a $1,000,000,000 investment in the area. Google plans to double the number of its employees in the city to 14,000 and occupy 1,700,000 SF of existing space at 315 and 345 Hudson Street, as well as a redevelopment site at 550 Washington Street. Two of the closest neighboring retailers include Hermès, located at 46 Gansevoort Street, and Christian Louboutin, located at 59 Horatio Street.

The appraisal identified eight comparable retail properties with base rent per SF ranging from $205.34 to $703.13. The appraisal also identified ten comparable office properties in the surrounding area with base rent per SF ranging from $83.00 to $184.00.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

Comparable Retail Rents(1)

Property	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent per SF
58 Gansevoort	Bally	April 2021	10.00	Modified Gross	2,950	$288.46
2 Ninth Avenue/1 Little W. 12th Street	Lucid Motors	June 2020	10.00	Modified Gross	3,200	$703.13
33 Ninth Avenue	Tourneau	January 2020	10.00	Modified Gross	3,941	$532.86
50 Gansevoort Avenue	Brunello Cucinelli	October 2019	10.00	Modified Gross	4,383	$205.34
426 West 14th Street	USPS	October 2019	10.00	Modified Gross	1,800	$319.44
64 Gansevoort Street	Frame Denim	August 2019	10.00	Modified Gross	1,700	$427.00
62 Gansevoort Street	Belstaff	July 2019	10.00	Modified Gross	1,700	$447.00
3 Ninth Avenue	Loro Piana	August 2018	5.42	Modified Gross	3,165	$224.96
(1)	Source: Appraisal.

Comparable Office Rents(1)

Property	Tenant Name	Lease Start Date	Term (yrs.)	Lease Type	Tenant Size (SF)	Base Rent per SF
40 Tenth Avenue	Westcap	August 2021	15.00	Modified Gross	28,495	$184.00
40 Tenth Avenue	Stripes, LLC	August 2021	11.00	Modified Gross	13,921	$155.00
414 West 14th Street	Davis Shapiro Lewit & Grabel	July 2021	6.83	Modified Gross	6,885	$93.00
512 West 22nd Street	Capricorn Investment Group	June 2021	10.50	Modified Gross	11,912	$98.00
40 Tenth Avenue	RTW Investments	March 2021	10.00	Modified Gross	13,815	$130.00
348 West 14th Street	GR Affinity, LLC	February 2021	4.00	Modified Gross	2,970	$83.00
414 West 14th Street	Inscape	November 2020	12.00	Modified Gross	6,525	$100.00
809 Broadway	AllianceBernstein	July 2020	5.00	Modified Gross	2,623	$138.00
60-74 Gansevoort Street	Match.com	June 2020	10.00	Modified Gross	40,000	$118.00
860 Washington Street	Expa, LLC	June 2020	7.25	Modified Gross	4,743	$146.45
(1)	Source: Appraisal.

Market Rent Summary(1)

Suite	Type	Square Feet	Annual Base Rent (psf)	Market Rent (psf)
Floor 1	Retail	9,293	$113.69	$310.00
Floor 2	Office	12,816	$113.69	$100.00
Floor 3	Office	12,782	$113.69	$100.00
Floor 4	Office	12,782	$113.69	$100.00
Floor 5	Office	12,738	$113.69	$120.00
Floor PH	Office	1,636	$113.69	$120.00
Wtd. Avg.		62,047	$113.69	$136.09
(1)	Source: Appraisal

■	The Borrower. The borrower is 40 Gans Lessee LLC, a Delaware limited liability company structured to be a special purpose bankruptcy-remote entity, having one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 40 Gansevoort Mortgage Loan. The borrower is indirectly owned in whole by 40 Gansevoort Development LLC, which is owned, in part by Charles Blaichman of SK Development and Abram Shnay of CB Developers (collectively, the “Borrower Sponsors”), a long-term partnership that has resulted in a portfolio of projects in Manhattan, Brooklyn, Queens and the Hudson Valley. Notable developments include 40 Gansevoort Street, 10 Bond Street and 173-176 Perry Street. The Borrower Sponsors also own 1228 Madison Avenue and The West, located at 547 West 47th Street, which are currently under development. Abram Shnay and Charles Blaichman are the non-recourse carveout guarantors for the 40 Gansevoort Mortgage Loan.

SK Development is a developer, builder and manager of real estate, founded by Abram Shnay, who has over fifty years of related experience. SK Development projects range from ground-up construction to adaptive re-use and the conversion and expansion of existing structures. Projects include mixed-use condominiums, rental apartment buildings, office buildings and lifestyle hotels. SK Development is currently developing projects totaling over $500,000,000. SK Development recently completed 363 Lafayette Street, Corte (21-30 44th Drive - Long Island City) and The Lindley (591 Third Avenue).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

CB Developers is a New York City-based developer led by Charles Blaichman, who has more than 35 years of experience in the real estate industry. Charles Blaichman has a track record of successful partnerships with other developers, hotel operators, managers and investors. CB Developer’s portfolio includes developmental projects consisting of boutique hotels, residential and commercial condominiums and rental properties.

■	Escrows. At origination of the 40 Gansevoort Mortgage Loan, the borrower deposited $141,693 to fund a ground lease reserve and $100,000 into a rent concession reserve, representing approximately one year of the related rent abatement on the Theory lease, to be released upon the later of the rent abatement period and January 1, 2028. The borrower also funded $1,034 in an upfront replacement reserve.

Tax and Insurance Reserve - On each payment date, the borrower is required to fund 1/12 of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period, provided, however, that the requirement for the borrower to make monthly deposits of taxes and other assessments will be waived so long as no event of default occurred and is continuing and, among other conditions, (i) Theory occupies one or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of the 40 Gansevoort Property, (ii) Theory is required under lease to pay all taxes and other charges directly to the applicable governmental authority, Theory makes timely payments of all taxes and other charges, and the borrower has provided the lender with satisfactory evidence that such timely payments of taxes have been made and (iii) Theory is not included in any bankruptcy action. On each payment date, the borrower is required to fund 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the policies, provided however, the requirement for the borrower to make monthly deposits of insurance premiums will be waived so long as no event of default has occurred and is continuing and, among other conditions, the borrower has provided the lender with satisfactory evidence that the 40 Gansevoort Property is insured in accordance with the 40 Gansevoort Mortgage Loan documents pursuant to an acceptable blanket insurance policy.

Replacement Reserve – On each payment date, the borrower is required to pay to the lender approximately $1,034.

Ground Lease Reserve – During the occurrence of a Cash Sweep Event (as defined below) or if any of the following conditions fail to be met: (i) the borrower is timely paying all amounts due under the ground lease and is not otherwise in default thereunder, (ii) borrower provides evidence of all such payments not less than two business days prior to the date due, and (iii) no event of default exists, then on each payment date, the borrower is required to pay to the lender, 1/12 of the rents and other charges due under the ground lease that the lender estimates will be payable by the borrower as lessee under the ground lease during the next ensuing 12 months.

Rollover Reserve – Commencing 24 months prior to the earliest stated expiration of the Lease Sweep Lease (as defined below), the borrower is required to make monthly of approximately $5,170.

■	Lockbox and Cash Management. The 40 Gansevoort Mortgage Loan is structured with a hard lockbox and springing cash management. All funds in the lockbox accounts will be swept to an account designated by the borrower, unless a Cash Sweep Event (as defined below) is continuing, in which case such funds are required to be swept on each business day into a cash management account controlled by the lender, at which point, following payment of ground rent, taxes and insurance, debt service, bank fees, required reserves and operating expenses, all funds are required to be deposited into the excess cash flow reserve, to be held by the lender as additional security for the 40 Gansevoort Mortgage Loan and disbursed in accordance with the terms of the 40 Gansevoort Mortgage Loan documents.

A “Cash Sweep Event” means the occurrence of (a) an event of default under the 40 Gansevoort Mortgage Loan documents (b) the bankruptcy or insolvency of the borrower, (c) the bankruptcy or insolvency of the manager, or (d) the commencement of a Lease Sweep Period (as defined below).

A “Cash Sweep Event Cure” means (i) with respect to clause (a) above, the acceptance by the lender of a cure of such event of default, (ii) with respect to clause (c) above, if borrower replaces the manager with a qualified manager under a replacement management agreement within 60 days, (iii) with respect to clause (d) above, the Lease Sweep Period has ended or (iv) with respect to clause (b) above, provided the applicable bankruptcy action is involuntary and was not consented to by any borrower party, the applicable bankruptcy action has been dismissed without possibility of appeal; provided, however, that, such Cash Sweep Event Cure set forth in this definition is subject to the following: (A) no event of default has occurred and is continuing under the 40 Gansevoort Mortgage Loan documents, (B) a Cash Sweep Event Cure may occur no more than a total of two times in the aggregate during the term of the 40 Gansevoort Mortgage Loan, but a Cash Sweep Event Cure may occur an unlimited number of times with respect to a Lease Sweep Period and (C) the borrower has paid all of the lender’s related reasonable expenses. Except as set forth in clause (iv) above, in no event may the borrower be entitled to cure a Cash Sweep Event caused by a bankruptcy action of the borrower.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: 40 GANSEVOORT

A “Lease Sweep Period” means a period commencing on the first monthly payment date following the occurrence of any of the following: (a) with respect to Theory’s lease or any replacement lease (each, a “Lease Sweep Lease”), the earlier to occur of: (i) 18 months prior to the earliest stated expiration (including the stated expiration of any renewal term), and (ii) the date by which the tenant is required to give notice of its exercise of a renewal option thereunder; (b) the receipt by the borrower or the manager of written notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease; (c) the date that a Lease Sweep Lease is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by the borrower or the manager of written notice from any tenant under a Lease Sweep Lease of such intent, (d) the date that any tenant under a Lease Sweep Lease discontinues its business (other than a temporary discontinuance of business (i) for up to 60 days as the result of the performance of standard and customary renovations at the 40 Gansevoort Property or (ii) as a result of a government-mandated shutdown of the 40 Gansevoort Property related to the COVID-19 pandemic or any similar pandemic which may occur after the loan origination date) at the space demised under the applicable Lease Sweep Lease (the “Lease Sweep Space”) at the 40 Gansevoort Property or give notice of such intent, (e) upon a monetary default or material non-monetary default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period, (f) the occurrence of a Lease Sweep Tenant Party Insolvency Proceeding (as defined below), or (g) upon a decline in the credit rating of the tenant or any guarantor under a Lease Sweep Lease below “BBB-” or equivalent by any rating agency.

A “Lease Sweep Period Cure” means, (A) in the case of clauses (a), (b), (c), and (d) above, the entirety or the applicable portion of the Lease Sweep Space is leased pursuant to qualified lease(s) and sufficient funds have been reserved to cover all anticipated approved Lease Sweep Space leasing expenses, free rent periods and/or rent abatement periods set forth in all such leases and any shortfalls in required payments under the 40 Gansevoort Mortgage Loan documents or operating expenses as a result of any anticipated down time prior to the commencement of payments under such leases; (B) in the case of clause (a) above, the date on which the subject tenant under the Lease Sweep Lease irrevocably exercises its renewal or extension option with respect to all of its Lease Sweep Space, and sufficient funds have been reserved to cover all anticipated Lease Sweep Space leasing expenses, free rent periods and/or rent abatement in connection with such renewal or extension; (C) in the case of clause (b) above, if such termination option is not validly exercised by the tenant under the applicable Lease Sweep Lease by the latest exercise date specified in such Lease Sweep Lease or is otherwise validly and irrevocably waived in writing by the related tenant; (D) in the case of clause (e) above, the date on which the subject default has been cured, and no other monetary or material non-monetary default under such Lease Sweep Lease occurs for a period of six consecutive months following such cure; (E) in the case of clause (f) above, either (1) the applicable Lease Sweep Tenant Party Insolvency Proceeding has terminated and the applicable Lease Sweep Lease has been affirmed, assumed or assigned or (2) the applicable Lease Sweep Lease has been assumed and assigned to a third party; and (F) in the case of clause (g) above, if the credit rating of the tenant or any guarantor under a Lease Sweep Lease has been restored to at least “BBB-” or equivalent by the relevant rating agencies.

A “Lease Sweep Tenant Party Insolvency Proceeding” means, among other actions as fully described in the 40 Gansevoort Mortgage Loan documents, (i) the admission in writing by any tenant under a Lease Sweep Lease or its direct or indirect parent company (a “Lease Sweep Tenant Party”) of its inability to pay its debts generally, the making of a general assignment for the benefit of creditors, or the instituting by any Lease Sweep Tenant Party of any proceedings under the applicable insolvency law or (ii) the instituting of any proceeding against or with respect to any Lease Sweep Tenant Party seeking liquidation of its assets or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of it or the whole or any substantial part of its properties or assets or the taking of any corporate, partnership or limited liability company action in furtherance of any of the foregoing.

■	Property Management. The 40 Gansevoort Property is currently managed by CBJ Management LLC, a New York limited liability company and an affiliate of the borrower.

■	Release of Collateral. Not permitted.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 40 Gansevoort Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4		Loan Seller	CREFI
Location (City/State)(1)	Various		Cut-off Date Balance	$43,500,000
Property Type(1)	Various		Cut-off Date Balance per SF	$67.78
Size (SF)	641,784		Percentage of Initial Pool Balance	2.9%
Total Occupancy as of 10/1/2021	78.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2021	78.9%		Type of Security	Fee
Year Built / Latest Renovation(1)	Various		Mortgage Rate	3.24000%
Appraised Value(1)	$62,000,000		Original Term to Maturity (Months)	60
Appraisal Date	Various		Original Amortization Term (Months)	360
Borrower Sponsors	Charles Stein, Dennis Udwin, The Charles		Original Interest Only Period (Months)	12
Stein Trust, The Dennis Udwin Trust, The Charles Stein 2015 Family Trust I and The Dennis Udwin 2015 Family Trust			First Payment Date	12/6/2021
			Maturity Date	11/6/2026

Property Management	In-Rel Properties North, LLC

Underwritten Revenues	$8,952,960
Underwritten Expenses	$3,372,474	Escrows(2)
Underwritten Net Operating Income (NOI)	$5,580,486		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,882,661	Taxes	$102,003	$51,001
Cut-off Date LTV Ratio	70.2%	Insurance	$0	Springing
Maturity Date LTV Ratio	64.4%	Replacement Reserve(3)	$0	$13,371
DSCR Based on Underwritten NOI / NCF	2.46x / 2.15x	TI/LC(4)	$1,165,642	$37,437
Debt Yield Based on Underwritten NOI / NCF	12.8% / 11.2%	Deferred Maintenance Reserve	$140,128	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$43,500,000	99.6%	Loan Payoff	$40,760,574	93.3%
Principal New Cash Contribution	165,000	0.4	Closing Costs	1,496,654	3.4
			Upfront Reserves	1,407,773	3.2
Total Sources	$43,665,000	100.0%	Total Uses	$43,665,000	100.0%

(1)	See the “In-Rel 4 Portfolio Summary” chart below for the Location, Property Type, Year Built / Latest Renovation and Appraised Values of the individual In-Rel 4 Portfolio Properties (as defined below).

(2)	See “—Escrows” below.

(3)	The replacement reserve is subject to a cap equal to approximately $320,892.

(4)	The TI/LC reserve is subject to a cap equal to approximately $898,798.

■	The Mortgage Loan. The In-Rel 4 Portfolio mortgage loan (the “In-Rel 4 Portfolio Mortgage Loan”) is secured by a first mortgage encumbering the borrowers’ fee interest in a portfolio of three office properties and one mixed use (office/retail) property located in Oklahoma and Alabama containing an aggregate of 641,784 SF (the “In-Rel 4 Portfolio Properties”). The In-Rel 4 Portfolio Mortgage Loan has an original principal balance and an outstanding principal balance as of the Cut-off Date of $43,500,000 and represents approximately 2.9% of the Initial Pool Balance. The In-Rel 4 Portfolio Mortgage Loan was originated by Citi Real Estate Funding Inc. on November 5, 2021. The proceeds of the In-Rel 4 Portfolio Mortgage Loan were used to refinance the In-Rel 4 Properties, pay closing costs and fund upfront reserves. The In-Rel 4 Portfolio Mortgage Loan accrues interest at a fixed rate of 3.24000% per annum.

The In-Rel 4 Portfolio Mortgage Loan has an initial term of 60 months and a remaining term of 59 months as of the Cut-off Date. The In-Rel 4 Portfolio Mortgage Loan requires interest only payments on each payment date through and including the payment date in November 2022 and thereafter requires monthly payments of interest and principal sufficient to amortize the In-Rel 4 Portfolio Mortgage Loan over a 30-year amortization schedule. The scheduled maturity date of the In-Rel 4 Portfolio Mortgage Loan is the payment date in November 2026. Voluntary prepayment of the In-Rel 4 Portfolio Mortgage Loan is prohibited prior to the payment date in August 2026. Provided that no event of default under the In-Rel 4 Portfolio Mortgage Loan is continuing, defeasance with direct, noncallable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■	The Mortgaged Properties. The In Rel 4 Portfolio Properties consist of three office properties located in Birmingham, Alabama and one mixed use (office/retail) property located in Oklahoma City, Oklahoma.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

The following table presents certain information relating to the individual In-Rel 4 Portfolio Properties:

Portfolio Summary

Property Name	City	State	Property Type	Year Built/ Renovated	Net Rentable Area (SF)	Occupancy(1)	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value	UW NOI(1)
50 Penn Place	Oklahoma City	Oklahoma	Mixed Use	1974/2019	317,043	84.4%	$19,250,000	44.3%	$27,400,000	$2,609,777
Beacon Ridge Tower	Birmingham	Alabama	Office	1983/NAP	153,287	64.4%	10,800,000	24.8	15,400,000	1,212,436
100 Concourse	Birmingham	Alabama	Office	1989/NAP	125,597	75.2%	10,225,000	23.5	14,600,000	1,226,564
800 Concourse	Birmingham	Alabama	Office	1990/NAP	45,857	100.0%	3,225,000	7.4	4,600,000	531,709
Total / Wtd. Avg.					641,784	78.9%	$43,500,000	100.0%	$62,000,000	$5,580,486

(1)	As of underwritten rent rolls dated October 1, 2021.

The 50 Penn Place property (“50 Penn Place”) is a mixed-use, 16-story office/retail building located in Oklahoma City, Oklahoma with a total of 317,043 SF of net rentable area. 50 Penn Place is located on an approximately 10.27-acre site. 50 Penn Place currently has 75 tenants with an average base rent of approximately $14.91 per SF. 50 Penn Place offers 989 parking spaces, resulting in a parking ratio of approximately 3.1 spaces per 1,000 SF of net rentable area. Office space makes up 54.2% of net rentable area, and retail space makes up the remaining 45.8%. Renovated in 2019, 50 Penn Place includes a parking garage, loading dock, and outdoor cafe seating.

The Beacon Ridge Tower property (“Beacon Ridge Tower”) is a suburban office building in Birmingham, Alabama consisting of 153,287 SF. Built in 1983, Beacon Ridge Tower is located on an approximately 11.91-acre site and currently has 10 tenants with an average base rent of approximately $18.09 per SF. Beacon Ridge Tower offers 600 parking spaces, resulting in a parking ratio of approximately 3.9 spaces per 1,000 SF of net rentable area.

The 100 Concourse property (“100 Concourse”) is a suburban office building in Birmingham, Alabama consisting of 125,597 SF. Built in 1989, 100 Concourse is located on an approximately 9.75-acre site and currently has 28 tenants with an average base rent of approximately $18.97 per SF. 100 Concourse offers 474 parking spaces, resulting in a parking ratio of approximately 3.8 spaces per 1,000 SF of net rentable area.

The 800 Concourse property (“800 Concourse”) consists of two suburban office buildings in Birmingham, Alabama consisting of 45,857 SF. Built in 1990, 800 Concourse is located on an approximately 4.71-acre site and currently has three tenants with an average base rent of approximately $18.83 per SF. 800 Concourse offers 183 parking spaces, resulting in a parking ratio of approximately 4.0 spaces per 1,000 SF of net rentable area.

The largest tenant by underwritten base rent is PRA Holding, LLC/Portfolio Recovery (“PRAA”) (33,900 SF; 5.3% of NRA; 7.6% of UW Base Rent). PRAA occupies suites 201 and 700 at Beacon Ridge Tower and is a subsidiary of PRA Group Inc. (NASDAQ: PRAA), an outsourcing receivables management company focused on purchasing, collecting, and managing portfolios of non-performing loans and defaulted consumer receivables. The company purchases non-performing loans and obligations of individuals owed to credit originators on discount. PRAA works with banks and other types of consumer, retail and auto finance companies to attempt collection of unpaid obligations through call center operations, legal recourse and insolvency proceedings. Founded in 1996, PRA Group, Inc. went public in 2002 and is one of the largest acquirers of nonperforming loans with operations in 18 countries. PRAA has the right terminate its lease upon providing at least nine months’ notice to the landlord.

The second largest tenant by underwritten base rent is the Sinclair Television Stations, LLC (“Sinclair”) (26,357 SF; 4.1% of NRA; 5.3% of UW Base Rent). Sinclair occupies suites 130, 140, 200 and 201 at 800 Concourse. Sinclair is a subsidiary of the Sinclair Broadcast Group, Inc. (NASDAQ: SBGI) a diversified media company founded in 1986 and a provider of regional and national sports and news. Sinclair Broadcast Group, Inc. owns and/or operates 21 regional sports network brands and owns, operates and/or provides services to 185 television stations in 86 markets. Additionally, Sinclair Broadcast Group, Inc. also owns multiple national networks and has TV stations affiliated with the major broadcast networks. Sinclair has no early termination provisions under its lease

The third largest tenant by underwritten base rent is the Community Strategies, Inc. (“Community Strategies”) (39,696 SF; 6.2% of NRA; 5.0% of UW Base Rent). Community Strategies occupies suites R300 and R301 at 50 Penn Place. Community Strategies, Inc. is doing business as Epic Charter School, a fully accredited school that combines the convenience of online learning with the support of one-on-one instruction from an Oklahoma certified teacher. Epic Charter School’s activities are reported for federal and Oklahoma tax purposes by Community Strategies under the provisions of Internal Revenue Code Section 501(c)(3) and is generally exempt from income taxes. Community

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

Strategies was founded in 2005 and began reporting activity in 2009. Community Strategies has no early termination provisions under its lease.

■	COVID-19 Update. As of November 6, 2021, all of the In-Rel 4 Portfolio Properties are open and operational. According to the borrower sponsors, two tenants representing approximately 1% of total NRA received rent abatements due to the COVID-19 pandemic. As of November 6, 2021, the In-Rel 4 Portfolio Mortgage Loan is not subject to any modifications or forbearance requests. The first payment date of the In-Rel 4 Portfolio Mortgage Loan is December 6, 2021.

Largest Tenants Based on Underwritten Based Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
PRAA(4)	BB+ / Ba2 / NR	33,900	5.3%	$638,865	7.6%	$18.85	3/31/2026	3, 3-year options
Sinclair	NR / Ba2 / B	26,357	4.1	448,063	5.3	$17.00	9/30/2027	2, 5-year options
Community Strategies	NR / NR / NR	39,696	6.2	420,753	5.0	$10.60	7/31/2028	2, 6-year options
iHeartMedia + Entertainment, Inc.	NR / NR / B	22,095	3.4	373,626	4.4	$16.91	8/31/2025	2, 5-year options
Employers Mutual Casualty Company/ EMC Insurance(5)	NR / NR / NR	16,930	2.6	371,929	4.4	$21.97	11/30/2022	None
MuniServices, LLC	BB+ / Ba2 / NR	16,964	2.6	320,442	3.8	$18.89	12/31/2023	None
Clear Channel Broadcasting, Inc./iHeartMedia	NR / NR / B	17,081	2.7	312,558	3.7	$18.30	3/31/2025	2, 5-year options
Highland Treatment Center, LLC	NR / NR / NR	14,954	2.3	309,912	3.7	$20.72	3/31/2028	Various(6)
Executive Office Services	NR / NR / NR	16,964	2.6	302,807	3.6	$17.85	2/28/2026	None
Aerotek, Inc.	NR / NR / NR	11,977	1.9	244,577	2.9	$20.42	12/31/2022	2, 3-year options
Ten Largest Tenants		216,918	33.8%	$3,743,533	44.4%	$17.26
Remaining Tenants		289,604	45.1	4,685,148	55.6	16.18
Vacant Space		135,262	21.1	NAP	NAP	NAP
Total / Wtd. Avg. All Owned Tenants		641,784	100.0%	$8,428,681	100.0%	$16.64

(1)	Based on the underwritten rent roll dated as of October 1, 2021.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are inclusive of contractual rent steps

(4)	PRAA has the right to terminate its lease effective upon at least nine months prior notice to the termination date.

(5)	Employers Mutual Casualty Company/ EMC Insurance may terminate its lease upon an interruption of service continuing for 30 consecutive days effective as of the beginning date of the service interruption.

(6)	Highland Treatment Center, LLC has one, five year renewal option on Suite 296 and five, one year renewal options on Suite 340.

The following table presents certain information relating to the lease rollover schedule at the In-Rel 4 Properties, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	22,053	3.4%	3.4%	$232,361	2.8%	$10.54	14
2021	0	0.0	3.4%	0	0.0	$0.00	0
2022	86,772	13.5	17.0%	1,566,554	18.6	$18.05	26
2023	94,905	14.8	31.7%	1,629,453	19.3	$17.17	26
2024	51,040	8.0	39.7%	926,888	11.0	$18.16	19
2025	65,021	10.1	49.8%	1,048,387	12.4	$16.12	10
2026	68,267	10.6	60.5%	1,235,475	14.7	$18.10	8
2027	47,035	7.3	67.8%	830,918	9.9	$17.67	5
2028	65,379	10.2	78.0%	894,762	10.6	$13.69	4
2029	0	0.0	78.0%	0	0.0	$0.00	0
2030	3,192	0.5	78.5%	63,884	0.8	$20.01	2
2031	0	0.0	78.5%	0	0.0	$0.00	0
2032 & Thereafter	2,858	0.4	78.9%	0	0.0	$0.00	2
Vacant	135,262	21.1	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	641,784	100.0%		$8,428,681	100.0%	$16.64	116

(1)	Based on the underwritten rent roll dated as of October 1, 2021.

(2)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent, and UW Base Rent $ per SF are inclusive of contractual rent steps.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

The following table presents certain information relating to historical leasing at the In-Rel 4 Portfolio Properties:

Historical Leased %(1)(2)

2018	2019	2020	As of 10/01/21(3)
76.1%	75.5%	78.5%	78.9%

(1)	Historical occupancies are as of December 31 of each respective year.

(2)	Occupancy is reflective of the weighted average occupancy of the In-Rel 4 Portfolio Properties.

(3)	Based on the underwritten rent rolls dated October 1, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the In-Rel 4 Portfolio Properties:

Cash Flow Analysis(1)

	2018	2019		2020	TTM 8/31/2021	Underwritten(2)	Underwritten $ per SF
Base Rent	$8,231,679	$7,853,687		$7,834,672	$8,186,545	$8,272,191	$12.89
Contractual Rent Steps(3)	0	0		0	0	156,490	0.24
Potential Income from Vacant Space	0	0		0	0	2,220,070	3.46
Reimbursements	553,252	496,510		437,072	452,232	435,934	0.68
Gross Potential Rent	$8,784,930	$8,350,198		$8,271,743	$8,638,776	$11,084,685	$17.27

Total Other Income	43,840	71,191		39,794	44,965	44,965	0.07
Vacancy & Credit Loss	0	0		0	0	(2,220,070)	(3.46)
Parking	51,660	46,870		46,410	43,380	43,380	0.07
Effective Gross Income	$8,880,430	$8,468,259		$8,357,948	$8,727,122	$8,952,960	$13.95

Real Estate Taxes	685,020	570,512		565,483	586,030	585,526	0.91
Insurance	87,306	92,277		77,689	77,689	99,150	0.15
Management Fee	266,413	254,048		250,738	261,814	268,589	0.42
Other Operating Expenses(4)	2,606,964	2,523,069		2,438,145	2,408,861	2,419,210	3.77
Total Expenses	$3,645,703	$3,439,906		$3,332,056	$3,334,394	$3,372,474	$5.25

Net Operating Income	$5,234,728	$5,028,352		$5,025,892	$5,392,728	$5,580,486	$8.70
Replacement Reserves	0	0		0	0	160,446	0.25
TI/LC	0	0		0	0	537,379	0.84
Net Cash Flow	$5,234,728	$5,028,352		$5,025,892	$5,392,728	$4,882,661	$7.61

Occupancy	76.1%	75.5%		78.5%	78.9%(2)	80.0%(5)
NOI Debt Yield	12.0%	11.6%		11.6%	12.4%	12.8%
NCF DSCR	2.31x	2.22x	x	2.22x	2.38x	2.15x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Based on the underwritten rent rolls dated October 1, 2021.

(3)	Represents rent steps through August 1, 2022 for the Beacon Ridge Tower Property and October 1, 2022 for the remaining In-Rel 4 Portfolio Properties.

(4)	Other operating expenses consists of repairs and maintenance, cleaning, utilities, and general and administrative expenses.

(5)	Underwritten Occupancy is based on the economic occupancy.

■	Appraisal. According to the portfolio appraisals, the In-Rel 4 Portfolio Properties have an aggregate “as is” appraised value of $62,000,000 as of September 24, 2021 and October 1, 2021.

■	Environmental Matters. According to Phase I environmental reports, dated October 6, 2021, there are no recognized environmental conditions or recommendations for further action at any of the In-Rel 4 Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

■	Market Overview and Competition. 50 Penn Place is located in Oklahoma City, Oklahoma within the Oklahoma City metropolitan statistical area (“Oklahoma City MSA”). 50 Penn Place borders the North Oklahoma City and Northwest Oklahoma City submarkets. Major connections to the area include Lake Hefner Parkway, the Northwest Expressway and I-44 which is adjacent to 50 Penn Place. As of 2021, the Oklahoma City MSA has a population of 1,421,923 and a median household income of $60,428. As of the trailing four quarters ended Q2 2021, the office market vacancy for the North Oklahoma City and Northwest Oklahoma City submarkets was 6.7% and 14.9%, respectively. As of the trailing four quarters ended Q2 2021, the North Oklahoma City and Northwest Oklahoma City submarkets have an average base rent per SF of $18.64 and $17.02, respectively.

The following table displays five comparable office properties for the 50 Penn Place property.

Summary of Comparable Leases(1)

Property Name	Tenant Name	Tenant Leased Space (SF)	Lease Sign Date	Lease Term (years)	Base Rent Per SF
50 Penn Place	Relx Inc.	12,315(2)	Jul 2002(2)	19.5(2)	$17.00(2)
The Tower	Weaver	3,990	Aug 2021	7.0	$22.00
Oil Center	Oklahoma Housing Finance	10,414	Sep 2021	1.0	$15.50
Union Plaza	Whelan Security	2,120	Sep 2021	6.0	$20.00
Lakeside Shops	The Shower Door Source	5,130	Jul 2021	4.0	$13.00
Landmark Towers	OK Expansion	1,102	Jun 21	3.0	$16.50

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated October 1, 2021.

Beacon Ridge Tower is located in Birmingham, Alabama within the Birmingham-Hoover, Alabama metro statistical area (“Birmingham-Hoover MSA”) and is a part of the Vulcan / Oxmoor submarket. According to the appraisal, the surrounding area is considered to be in its growth stage, with several new developments being constructed within a five-mile radius. Primary access to Beacon Ridge Tower includes Beacon Parkway West, which connects to the major highway Alabama 149. Other connections include U.S. Route 31 and I-65. As of 2021, the Birmingham-Hoover MSA has a population of 1,112,085 and a median household income of $57,658. The office market vacancy for the Vulcan / Oxmoor submarket is 33.1% with an average base rent of $17.19 per SF.

100 Concourse and 800 Concourse are located in Birmingham, Alabama within the Birmingham-Hoover MSA and are a part of the I-65 Corridor / S Shelby County submarket. Primary access to the properties is provided by Concourse Parkway, which connects to Valleydale Road, a major residential and commercial linkage. Other major connections include U.S. Route 31 and I-65. The office market vacancy for the I-65 Corridor / S Shelby County submarket is 7.2% with an average base rent of $15.43 per SF.

The following table displays five comparable office properties for Beacon Ridge Tower, 800 Concourse and 100 Concourse.

Summary of Comparable Leases(1)

Property Name	Tenant Name	Tenant Leased Space (SF)	Lease Sign Date	Lease Term (years)	Base Rent Per SF
Beacon Ridge Tower	Clear Channel Broadcasting, Inc./iHeartMedia	17,081(2)	Apr 2005(2)	20.0(2)	$18.30(2)
800 Concourse	Sinclair Television Stations, LLC	26,357(2)	May 1996(2)	31.3(2)	$17.00(2)
100 Concourse	Highland Treatment Center, LLC	14,954(2)	Jan 2021(2)	7.2(2)	$20.72(2)
500 Office Park	NAV	1,094	Oct 2021	5.0	$20.00
Meadow Brook South 2500	NAV	23,792	Oct 2021	5.0	$18.75
Colonnade Corporate	Eversource	6,987	Apr 2021	5.3	$26.38
361 Summit Blvd.	Gaines, Gault & Hendrix	9,403	Sep 2020	5.1	$23.50
Meadowbrook 100	Weinberg Wheeler Hudgins	7,063	Apr 2020	5.0	$21.50

(1)	Source: Appraisals.

(2)	Based on the underwritten rent rolls dated October 1, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

■	The Borrowers. The borrowers are Concourse 100, LLC, 800 Building Owner, LLC, Beacon Ridge, LLC and 50 Penn Building Owner, LLC, each a single purpose Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the In-Rel 4 Loan.

The sponsors and non-recourse carveout guarantors are Charles Stein and Dennis Udwin, each an individual. The borrower sponsors also include The Charles Stein Trust, The Dennis Udwin Trust, The Charles Stein 2015 Family Trust I and The Dennis Udwin 2015 Family Trust. Charles Stein is a founding principal of In-Rel Properties and is currently responsibly for the company’s treasury functions, financial and tax planning and sourcing and underwriting of new transactions. Dennis Udwin is a founding principal of In-Rel Properties and oversees In-Rel Properties’ leasing, property management, construction functions, and due diligence on new acquisitions.

■	Escrows. At loan origination, the borrowers deposited (i) approximately $102,003 into a tax reserve, (ii) approximately $1,165,642 into a TI/LC reserve and (iii) approximately $140,128 into a deferred maintenance reserve.

Tax Reserve. On a monthly basis, the borrowers are required to deposit 1/12 of an amount which would be sufficient to pay taxes for the next ensuing 12 months (currently equivalent to approximately $51,001).

Insurance Reserve. On each due date, the borrowers are required to deposit 1/12 of the insurance premiums that the lender estimates will be payable for the renewal of coverage afforded by such policies into an insurance reserve; provided, however, such insurance reserve has been conditionally waived so long as the borrower maintain a blanket policy meeting the requirements of the In-Rel 4 Portfolio Mortgage Loan documents. An acceptable blanket policy is currently in place.

Replacement Reserve. On each due date, the borrowers are required to deposit approximately $13,371 into a replacement reserve, subject to a cap of $320,892.

TI/LC Reserve. On each due date, the borrowers are required to deposit approximately $37,437 into a TI/LC reserve, subject to a cap of $898,798.

■	Lockbox and Cash Management. The In-Rel 4 Portfolio Mortgage Loan is structured with a soft lockbox and springing cash management. The borrowers are required, upon the occurrence of a Trigger Period (as defined below), to deliver a tenant direction letter to the existing tenants at the In-Rel 4 Portfolio Properties, directing them to remit their rent checks directly to the lender-controlled lockbox. Prior to a Trigger Period, The borrowers are required to cause revenue received by the borrowers or any applicable property manager from the In-Rel 4 Portfolio Mortgage Loan Properties to be deposited into such lockbox promptly upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the In-Rel 4 Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the In-Rel 4 Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the In-Rel 4 Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the In-Rel 4 Portfolio Mortgage Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest to occur of (i) an event of default, and (ii) and the debt service coverage ratio falling below 1.15x; and (B) expiring upon (1) with respect to clause (A)(i), the cure (if applicable) of such event of default, and (2) with respect to clause (A)(ii), the debt service coverage ratio remains equal to or greater than 1.20x for two consecutive calendar quarters.

■	Property Management. The In-Rel 4 Portfolio Properties are managed by In-Rel Properties North, LLC, an affiliate of the borrower sponsors.

■	Ground Lease. None.

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Secured Indebtedness. Not Permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: IN-REL 4 PORTFOLIO

■	Release of Collateral. So long as no event of default has occurred and is continuing, and the Release Price (as defined below) is paid, the borrowers may at any time release an outparcel at the 50 Penn Place Property provided (i) borrowers provide a written request no less than 45 days prior to intended release date; (ii) the individual property is legally divided from the remaining property and assigned separate tax identification; (iii) evidence of effective property release, title insurance policy and an updated survey of the remaining property, all under legal compliance are provided to Lender within 20 days and (iv) compliance with applicable REMIC requirements relating to the REMIC 125% LTV test for release which may be satisfied by delivery of any of the following if permitted by REMIC requirements: an existing or updated appraisal, a broker’s price opinion or other written determination of value using a commercially reasonable valuation method, in each case satisfactory to the lender, but will be based solely on the value of real property and will exclude personal property and going-concern value.

“Release Price” shall mean, with respect to any individual property, an amount equal to the greater of (a) 115% of the allocated loan amount with respect to such individual property and (b) the net sales proceeds applicable to such individual property.

Provided that no event of default is continuing, at any time after the date that is two years after the closing date of the securitization that includes the last note to be securitized, the borrowers may deliver defeasance collateral and obtain release of one or more individual In-Rel 4 Portfolio Properties, in each case, provided that, among other conditions, (i) the defeasance collateral is in an amount equal to the greater of (a) 115% of the allocated loan amount for the individual In-Rel 4 Portfolio Property, and (b) 100% of the net sales proceeds applicable to such individual Mortgaged Property, (ii) the borrower delivers a REMIC opinion, (iii) the borrowers delivers a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release after giving effect to the release, the debt service coverage ratio with respect to the remaining In-Rel 4 Portfolio Properties is greater than the greater of (a) 2.05x, and (b) the debt service coverage ratio for all of the In-Rel 4 Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, (v) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the loan-to-value ratio with respect to the remaining In-Rel 4 Portfolio Properties is no greater than the lesser of (a) 70.2% and (b) the loan-to-value ratio for all of the In-Rel 4 Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable, and (vi) as of the date of notice of the partial release and the consummation of the partial release, after giving effect to the release, the debt yield with respect to the remaining In-Rel 4 Portfolio Properties is greater than the greater of (a) 11.2%, and (b) the debt yield for all of the In-Rel 4 Portfolio Properties immediately prior to the date of notice of the partial release or the consummation of the partial release, as applicable.

■	Terrorism Insurance. The borrowers are required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the In-Rel 4 Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable In-Rel 4 Portfolio property for 18 months with six months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible no greater than $25,000 unless lender consents to a higher deductible. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: THE EDDY

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC
Location (City/State)	Harrison, New Jersey	Cut-off Date Balance(3)	$43,000,000
Property Type	Multifamily	Cut-off Date Balance per Unit(3)	$138,709.68
Size (Units)	310	Percentage of Initial Pool Balance	2.9%
Total Occupancy as of 11/5/2021	97.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/5/2021	97.7%	Type of Security	Fee
Year Built / Latest Renovation	2021 / NAP	Mortgage Rate(3)	2.45500%
Appraised Value(1)	$141,300,000	Original Term to Maturity (Months)	120
Appraisal Date	10/1/2022	Original Amortization Term (Months)	360
Borrower Sponsors	Ironstate Holdings LLC, Richard A. Miller, Edward Kohler and Michael E. Richman	Original Interest Only Period (Months)	60
Property Management	Ironstate Properties LLC	First Payment Date	1/1/2022
Maturity Date	12/1/2031

Underwritten Revenues	$9,542,595
Underwritten Expenses	$3,331,279	Escrows
Underwritten Net Operating Income (NOI)	$6,211,316	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,133,816	Taxes	$130,293	$65,147
Cut-off Date LTV Ratio(1)(3)	30.4%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(3)	27.1%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(2)(3)	3.17x / 3.13x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI/NCF(3)	14.4% / 14.3%	Other(4)	$1,966,090	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$43,000,000	47.8%	Loan Payoff	$81,937,237	91.0%
Subordinate Loan Amount	47,000,000	52.2	Principal Equity Distribution	5,258,144	5.8
Reserves	2,096,383	2.3
Closing Costs	708,237	0.8
Total Sources	$90,000,000	100.0%	Total Uses	$90,000,000	100.0%

(1)	Appraised value is based on the “As Stabilized” appraised value of $141.3 million as of October 1, 2022, which assumes the stabilized operation of the property (including the expiration of rent concessions) as of the stabilization date. The appraisal concluded an “as-is” appraised value of $140.1 million as of October 13, 2021. The “as-is” appraised value results in a Cut-off Date LTV Ratio (%) and Maturity Date LTV Ratio for The Eddy mortgage loan of 30.7% and 27.3%, respectively, and 64.2% and 57.1%, respectively for The Eddy loan combination based on its outstanding principal balance as of the Cut-off Date. The Cut-off Date LTV Ratio of The Eddy loan combination based on the “as is” appraised value and assuming the future earnout advance (as described in footnote (3) below) was fully advanced on the Cut-off Date would be 71.4%

(2)	DSCR Based on Underwritten NOI/NCF is calculated based on the aggregate debt service during the 12-month period commencing January 1, 2027 and is calculated based on the outstanding principal balance as of the Cut-off Date of The Eddy mortgage loan.

(3)	The Eddy mortgage loan is part of the $90,000,0000 The Eddy loan combination evidenced by The Eddy mortgage loan with an outstanding principal balance as of the Cut-off Date of $43,000,000 and The Eddy subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $47,000,000. In addition, The Eddy loan combination documents entitle the borrower to obtain, on or before November 23, 2024, up to two future earnout advances in an aggregate amount of up to $10,000,000 (allocated between senior and subordinate notes in the same proportion as the original balance of the loan combination) from certain lenders other than the issuing entity, subject to the borrower’s satisfaction of specified conditions. The Eddy subordinate companion loan accrues interest at the rate of 3.28797872340425% per annum, and The Eddy future earnout advances, if made, will bear interest at a rate to be determined pursuant to a formula set forth in the loan combination documents. The Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR based on Underwritten NOI/NCF, Debt Yield Based on Underwritten NOI/NCF, Cut-off Date Balance, Cut-off Date Balance Per Unit and Mortgage Rate set forth above reflect only The Eddy mortgage loan, and exclude The Eddy subordinate companion loan and future earnout advance. Including The Eddy subordinate companion loan, the Cut-off Date LTV Ratio (based on the As Stabilized appraised value), Maturity Date LTV Ratio (based on the As Stabilized appraised value), DSCR based on Underwritten NOI/NCF, Debt Yield Based on Underwritten NOI/NCF, Cut-off Date Balance, Cut-off Date Balance per Unit and Mortgage Rate would be 63.7%, 56.6% 1.38x/1.37x, 6.9%/6.8%, $90,000,000, $290,322.58 and 2.89000%. Assuming the future earnout advances were fully funded as of the Cut-off Date, the Cut-off Date LTV Ratio of The Eddy loan combination, based on the As Stabilized appraised value would be 70.8%, the Debt Yield based on NOI/NCF of The Eddy loan combination would be 6.2% and 6.1%, respectively, and the Cut-off Date Balance per Unit would be $322,580.65. See “Risk Factors—Risks Relating to the Mortgage Loans—Risks Relating to Future Advances Under The Eddy Loan Combination” and “Description of the Mortgage Pool—Future Advance Loan” in the preliminary prospectus.

(4)	Other upfront reserves represents an interest reserve in the amount of $1,966,090.

COVID-19 Update. As of November 1, 2021, The Eddy property is open and operating. The Eddy mortgage loan is not subject to any modification or forbearance requests.

The following table presents certain information relating to the unit mix at The Eddy property:

Multifamily Unit Mix(1)

Unit Type	# of Units	% of Units	Occupied Units	% Occupied	Size (SF)	Rent per Month
Studio	99	31.9%	97	98.0%	444	$1,902
1 Bedroom 1 Bath	145	46.8	143	98.6%	696	$2,307
2 Bedroom 1 Bath	5	1.6	5	100.0%	970	$3,138
2 Bedroom 2 Bath	61	19.7	58	95.1%	1,064	$3,479
Total / Wtd. Avg.	310	100.0%	303	97.7%	693	$2,416

(1)	Based on the underwritten rent roll dated November 5, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: THE EDDY

The following table presents certain information relating to historical leasing at The Eddy Properties:

Historical Leased %

2019(1)	2020(1)	11/5/2021(2)
N/A	N/A	97.7%
(1)	Historical Occupancy is not available since The Eddy property was recently completed in 2021.

(2)	Based on the underwritten rent roll dated November 5, 2021.

Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at The Eddy property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per Unit
Base Rent	$9,010,500	$29,066.13
Gross Potential Rent	9,010,500	29,066.13
Vacancy & Credit Loss & Concessions	(450,525)	(1,453.31)
Total Rent	$8,559,975	$27,612.82
Other Income(2)	982,620	3169.74
Effective Gross Income	$9,542,595	$30,782.56

Real Estate Taxes(3)	1,278,497	4,124.18
Insurance	286,254	923.40
Management Fee	286,278	923.48
Other Operating Expenses	1,480,250	4,775.00
Total Operating Expenses	$3,331,279	$10,746.06

Net Operating Income	$6,211,316	$20,036.50
Replacement Reserves	77,500	250.00
Net Cash Flow	$6,133,816	$19,786.50

Occupancy	95.0%(4)
NOI Debt Yield	14.4%
NCF DSCR(5)	3.13x

(1)	The Eddy property was constructed in 2021, and accordingly historical operating information and occupancy is not available.

(2)	Other Income consists of $662,220 of parking income and $320,400 of amenity fees, storage income and other income.

(3)	The Eddy property is party to a payment in lieu of taxes agreement. Real estate taxes were underwritten based on the first year’s abated taxes under such agreement. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the preliminary prospectus.

(4)	Underwritten Occupancy is based on the economic occupancy.

(5)	NOI Debt Yield and NCF DSCR are calculated based on the outstanding principal balance as of the Cut-off Date of The Eddy mortgage loan, and excludes The Eddy subordinate companion loan and the future earnout advance. NCF DSCR is calculated based on the aggregate debt service during the 12-month period commencing January 1, 2027.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: JMT CHICAGO MULTI PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties		6	Loan Seller		CREFI
Location (City/State)(1)		Various, Illinois	Cut-off Date Balance		$42,500,000
Property Type(1)		Multifamily	Cut-off Date Balance per Unit		$78,125
Size (Units)		544	Percentage of Initial Pool Balance		2.8%
Total Occupancy as of 10/27/2021		94.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/27/2021		94.5%	Type of Security		Fee Simple
Year Built / Latest Renovation(1)		Various	Mortgage Rate		3.78000%
Appraised Value(1)		$63,800,000	Original Term to Maturity (Months)		120
Appraisal Date		10/14/2021	Original Amortization Term (Months)		NAP
Borrower Sponsors		Joseph Junkovic and Thomas Junkovic	Original Interest Only Period (Months)		120
Property Management		JMT Management Corporation	First Payment Date		1/6/2022
			Maturity Date		12/6/2031

Underwritten Revenues		$6,228,554
Underwritten Expenses		$2,724,182	Escrows
Underwritten Net Operating Income (NOI)	$3,504,373			Upfront	Monthly
Underwritten Net Cash Flow (NCF)		$3,359,220	Taxes	$540,070	$90,012
Cut-off Date LTV Ratio		66.6%	Insurance	$32,012	$89
Maturity Date LTV Ratio		66.6%	Replacement Reserve	$0	$12,096
DSCR Based on Underwritten NOI / NCF	2.15x/ 2.06x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.2%/ 7.9%		Other(2)	$944,348	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$42,500,000	100.0%	Loan Payoff	$38,686,318	91.0%
			Upfront Reserves	1,516,430	3.6
			Return of Equity	1,156,670	2.7
			Closing Costs	1,140,582	2.7
Total Sources	$42,500,000	100.0%	Total Uses	$42,500,000	100.0%

(1)	See the “Portfolio Summary” chart below for the Location, Property Sub-Type, Year Built / Latest Renovation and Appraised Values of the individual JMT Chicago Multi Portfolio Properties (as defined below).

(2)	Other upfront reserve consists of a debt service reserve ($500,000) and deferred maintenance reserve ($444,348).

The following table presents certain information relating to the JMT Chicago Multi Portfolio properties (the “JMT Chicago Multi Portfolio Properties”):

Portfolio Summary

Property Name	City, State	Property Sub-Type	Year Built / Renovated	Units	Occupancy(1)	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value	UW NOI
Somerset I	Alsip, IL	Garden	1971 / 1990	240	97.9%	$18,185,738	42.8%	$27,300,000	$1,698,186
Oak Lawn	Oak Lawn, IL	Garden	1960 / NAP	81	90.1%	6,328,370	14.9	9,500,000	450,038
Somerset II	Merrionette Park, IL	Garden	1972 / NAP	72	94.4%	5,928,683	13.9	8,900,000	482,928
Kenmore	Chicago, IL	Mid Rise	1969 / NAP	56	87.5%	5,595,611	13.2	8,400,000	377,850
Somerset III	Merrionette Park, IL	Garden	1966 / NAP	48	93.8%	3,530,564	8.3	5,300,000	275,622
Washington	Oak Park, IL	Mid Rise	1928 / NAP	47	93.6%	2,931,034	6.9	4,400,000	219,750
Total				544	94.5%	$42,500,000	100.0%	$63,800,000	$3,504,373

(1)	Based on the underwritten rent rolls dated October 27, 2021.

■	COVID-19 Update. As of November 6, 2021, the JMT Chicago Multi Portfolio Properties are open and operating. Collections were 94% for August 2021 and 98% for September 2021. The JMT Chicago Multi Portfolio loan (“JMT Chicago Multi Portfolio Mortgage Loan”) is not subject to any modification or forbearance request. The first payment date for the JMT Chicago Multi Portfolio loan is January 6, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: JMT CHICAGO MULTI PORTFOLIO

The following table presents certain information relating to the unit mix at the JMT Chicago Multi Portfolio Properties:

Unit Mix(1)
Property Name	Units	Studio	1 BR	2 BR	Average Rent per Unit per Month	Average Market Rent per Unit per Month(2)
Somerset I	240	0	120	120	$1,015	$1,012
Oak Lawn	81	0	54	27	$944	$958
Somerset II	72	0	24	48	$1,036	$1,036
Kenmore	56	16	40	0	$1,011	$973
Somerset III	48	0	12	36	$932	$915
Washington	47	41	6	0	$870	$868
Total / Wtd. Avg.	544	57	256	231	$987	$982

(1)	Based on the underwritten rent rolls dated October 27, 2021.

(2)	Source: Appraisals.

The following table presents certain information relating to historical leasing at the JMT Chicago Multi Portfolio Properties:

Historical Leased %(1)

2019	2020	As of 10/27/2021(2)
95.1%	95.8%	94.5%

(1)	Reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent rolls dated October 27, 2021.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the JMT Chicago Multi Portfolio Properties:

Cash Flow Analysis(1)

	2019	2020	TTM 9/30/2021	Underwritten	Underwritten $ per Unit
Base Rent	$5,435,248	$5,620,424	$5,778,066	$6,090,528	$11,195.82
Potential Income from Vacant Units	0	0	0	349,464	642.40
Vacancy, Credit Loss & Concessions	(2,014)	0	0	(349,464)	(642.40)
Other Income	161,578	155,208	134,006	138,026	253.72
Effective Gross Income	$5,594,812	$5,775,632	$5,912,072	$6,228,554	$11,449.55

Real Estate Taxes	875,566	911,328	1,028,734	1,028,734	1,891.05
Insurance	129,071	102,055	114,086	119,228	219.17
Management Fees	167,844	173,269	177,362	186,857	343.49
Total Other Expenses	1,362,819	1,372,623	1,397,000	1,389,363	2,553.98
Total Operating Expenses	$2,535,301	$2,559,275	$2,717,182	$2,724,182	$5,007.69

Net Operating Income	$3,059,511	$3,216,357	$3,194,890	$3,504,373	$6,441.86
Replacement Reserves	0	0	0	145,152	266.82
Net Cash Flow	$3,059,511	$3,216,357	$3,194,890	$3,359,220	$6,175.04

Occupancy	95.1%	95.8%	96.7%	94.6%(2)
NOI Debt Yield	7.2%	7.6%	7.5%	8.2%
NCF DSCR	1.88x	1.97x	1.96x	2.06x

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow. .

(2)	Underwritten occupancy is based on the economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: Charcuterie Artisans SLB

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties		1	Loan Seller		CREFI
Location (City/State)		Town of Burrillville, Rhode Island	Cut-off Date Balance(3)		$40,000,000
Property Type		Industrial	Cut-off Date Balance per SF(2)		$122.33
Size (SF)		515,006	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 12/6/2021		100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/6/2021		100.0%	Type of Security		Fee
Year Built / Latest Renovation		Various(1)	Mortgage Rate		3.71000%
Appraised Value		$109,100,000	Original Term to Maturity (Months)		120
Appraisal Date		9/23/2021	Original Amortization Term (Months)		NAP
Borrower Sponsor		LCN North American Fund III, L.P.	Original Interest Only Period (Months)		120
Property Management		Self-Managed	First Payment Date		1/6/2022
			Maturity Date		12/6/2031

Underwritten Revenues		$5,984,560
Underwritten Expenses		$179,537	Escrows
Underwritten Net Operating Income (NOI)	$5,805,023			Upfront	Monthly
Underwritten Net Cash Flow (NCF)		$5,561,473	Taxes	$0	Springing
Cut-off Date LTV Ratio(2)		57.7%	Insurance	$0	Springing
Maturity Date LTV Ratio(2)		57.7%	Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(2)	2.45x / 2.35x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(2)	9.2% / 8.8%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$63,000,000	58.6%	Purchase Price	$106,500,000	99.0%
Principal’s New Cash Contribution	44,569,684	41.4	Closing Costs	1,069,684	1.0
Total Sources	$107,569,684	100.0%	Total Uses	$107,569,684	100.0%

(1)	The 1000 Daniele Drive building was built in 2005 and renovated in 2011, 2014, and 2021. The 105 Davis Drive building was built in 1976 and renovated in 1995 and 2021. The 180 Davis Drive building was built in 1997.

(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Charcuterie Artisans SLB loan combination.

(3)	The Charcuterie Artisans SLB mortgage Loan (“Charcuterie Artisans SLB Mortgage Loan”) is part of the Charcuterie Artisans SLB loan combination (“Charcuterie Artisans SLB Loan Combination”) which is comprised of two pari passu promissory notes with an aggregate original balance of $63,000,000.

COVID-19 Update. As of November 6, 2021, the Charcuterie Artisans SLB property (“Charcuterie Artisans SLB Property”) is open and operational. The tenant did not receive rent abatements due to the COVID-19 pandemic. As of November 6, 2021, the Charcuterie Artisans Loan Combination is not subject to any modifications or forbearance requests. The first payment date of the Charcuterie Artisans Loan Combination is January 6, 2022.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	Benchmark 2021-B31	Yes
A-2	23,000,000	23,000,000	CREFI(1)	No
Loan Combination	$63,000,000	$63,000,000
(1)	Expected to be contributed to one or more future securitizations.

The following table presents certain information relating to the sole tenant at the Charcuterie Artisans SLB Property:

Sole Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Charcuterie Artisans	NR/NR/NR	515,006	100.0%	$6,000,000	100.0%	$11.65	10/31/2046	4, 5-year renewal options
Total Occupied		515,006	100.0%	$6,000,000	100.0%	$11.65
Vacant		0	0.0	0	0.0	0.00
Total		515,006	100.0%	$6,000,000	100.0%	$11.65

(1)	Based on the underwritten rent roll dated December 6, 2021.

(2)	Credit Ratings are those of the parent company whether or not the parent guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: Charcuterie Artisans SLB

The following table presents certain information relating to the lease rollover schedule at the Charcuterie Artisans SLB Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031 & Thereafter	515,006	100.0	100.0%	6,000,000	100.0	$11.65	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	515,006	100.0%		$6,000,000	100.0%	$11.65	1

(1)	Based on the underwritten rent roll dated December 6, 2021.

The following table presents certain information relating to historical leasing at the Charcuterie Artisans SLB Property:

Historical Leased %

As of 12/6/2021(1)
100.0%

(1)	Based on the underwritten rent roll dated December 6, 2021.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Charcuterie Artisans SLB Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$6,000,000	$11.65
Contractual Rent Steps(2)	120,000	0.23
Total Reimbursements	179,537	0.35
Other Income	0	0.00
Gross Potential Rent	$6,299,537	$12.23
Vacancy & Credit Loss	(314,977)	(0.61)
Effective Gross Income	$5,984,560	$11.62

Real Estate Taxes	0	0.00
Insurance	0	0.00
Management Fee(3)	179,537	0.35
Other Operating Expenses	0	0.00
Total Expenses	$179,537	$0.35

Net Operating Income	$5,805,023	$11.27
Replacement Reserves	52,324	0.10
TI/LC	191,226	0.37
Net Cash Flow	$5,561,473	$10.80

Occupancy(4)	95.0%
NOI Debt Yield (5)	9.2%
NCF DSCR (5)	2.35x

(1)	Historical financials are unavailable as the Charcuterie Artisans SLB Property a single tenant triple-net property, was acquired at origination.

(2)	Contractual Rent Steps are underwritten out 12-months per the tenant's lease.

(3)	Management Fee has been underwritten to 3.0%. The property is self-managed with no formal management agreement. Given the triple-net nature of the lease, no other expenses were underwritten.

(4)	Underwritten occupancy is based on the economic occupancy.

(5)	Calculated based on the Charcuterie Artisans SLB Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: NYBERG PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties(1)	2		Loan Sellers		JPMCB
Location (City/State)	Tualatin, Oregon		Cut-off Date Balance(4)		$40,000,000
Property Type	Retail		Cut-off Date Balance per SF(4)		$124.79
Size (SF)	512,047		Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 10/14/2021	96.2%		Number of Related Mortgage Loans		3
Owned Occupancy as of 10/14/2021	96.2%		Type of Security		Leasehold
Year Built / Latest Renovation	Various / NAP		Mortgage Rate		3.64100%
Appraised Value	$106,500,000		Original Term to Maturity (Months)		120
Appraisal Date	August 9, 2021		Original Amortization Term (Months)		NAP
Borrower Sponsor(2)	California State Teachers Retirement System;		Original Interest Only Period (Months)		120
	CenterCal, LLC		First Payment Date		1/5/2022
Property Management	CenterCal Properties, LLC		Maturity Date		12/5/2031
Underwritten Revenues	$14,219,467
Underwritten Expenses	$6,214,615		Escrows(5)
Underwritten Net Operating Income (NOI) (3)	$8,004,852			Upfront	Monthly
Underwritten Net Cash Flow (NCF) (3)	$7,415,998		Taxes	$0	Springing
Cut-off Date LTV Ratio(4)	60.0%		Insurance	$0	Springing
Maturity Date LTV Ratio(4)	60.0%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(4)	3.39x / 3.14x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(4)	12.5% / 11.6%		Other(6)	$1,508,233	Springing

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount(4)	$63,900,000	100.0%	Principal Equity Distribution	$61,813,579	96.7%
			Upfront Reserves	1,508,233	2.4
			Closing Costs	578,189	0.9
Total Sources	$63,900,000	100.0%	Total Uses	$63,900,000	100.0%

(1)	The two Mortgaged Properties are directly adjacent to each other and no releases are permitted.

(2)	There is no separate non-recourse carveout guarantor or environmental indemnitor for the Nyberg Portfolio Loan Combination (as defined below), and the special purpose entity borrower is the sole party responsible for breaches or violations of the non-recourse carve-out provisions in the related Nyberg Portfolio Loan Combination documents, including the environmental indemnity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Nyberg Portfolio Loan Combination.

(3)	Underwritten NOI and Underwritten NCF are inclusive of contractual rent steps through November 2022. Two tenants, Bank of America and Bank of the West, are underwritten to the average rent over their lease terms due to their investment grade status.

(4)	The Nyberg Portfolio mortgage loan (the “Nyberg Portfolio Mortgage Loan”) is part of a loan combination (the “Nyberg Portfolio Loan Combination”) that is evidenced by two pari passu promissory notes in the aggregate original principal amount of $63,900,000. The Cut-off Date Balance per SF, Debt Yield Based on Underwritten NOI/NCF, DSCR Based on Underwritten NOI/NCF, Cut-off Date LTV Ratio and Maturity Date LTV Ratio numbers presented above are based on the Nyberg Portfolio Loan Combination.

(5)	See “Escrows” herein.

(6)	Other Escrows consists of an upfront outstanding TI reserve of $1,508,233 and a springing ground lease reserve.

The table below summarizes the promissory notes that comprise the Nyberg Portfolio Loan Combination. The relationship between the holders of the Nyberg Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	Benchmark 2021-B31	Yes
A-2	$23,900,000	$23,900,000	JPMCB	No
Total	$63,900,000	$63,900,000

The following table presents certain information relating to the Nyberg Portfolio properties (the “Nyberg Portfolio Properties”):

Property Name	City	State	General Property Type	Year Built	Net Rentable Area (SF)	Occupancy	Allocated Cut-off Date Balance	% of Portfolio Cut-off Date Balance	Appraised Value	% of UW Base Rent
Nyberg Rivers	Tualatin	Oregon	Retail	2014	297,987	98.8%	$20,957,746	52.4%	$55,800,000	53.0%
Nyberg Woods	Tualatin	Oregon	Retail	2007	214,060	92.5%	19,042,254	47.6%	50,700,000	47.0%
Total / Wtd. Avg.					512,047	96.2%	$40,000,000	100.0%	$106,500,000	100.0%

■	COVID-19 Update. As of October 14, 2021, the Nyberg Portfolio Properties are open and fully operational. The Nyberg Portfolio Loan Combination is currently not subject to any modification or forbearance request. However, the second largest tenant at the Nyberg Portfolio Properties by the net rentable area, LA Fitness, was not current on its rent payment obligations for the months of April 2020, May 2020, June 2020, December 2020, January 2021, and February 2021. The tenant has been current on its rent payment since March 2021 and is negotiating with the landlord to finalize a rent payback schedule. The first payment date for the Nyberg Portfolio Loan Combination is January 5, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: NYBERG PORTFOLIO

The following tables present certain information relating to the tenants at the Nyberg Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent(1)(2)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(3)	Tenant GLA	% of GLA	UW Base Rent(4)	% of Total UW Base Rent(4)	UW Base Rent $ per SF(4)	Lease Expiration	Renewal / Extension Options
Cabela's	NR/NR/NR	110,093	21.5%	$1,195,004	10.8%	$10.85	1/31/2035	10, 5-year options
LA Fitness	NR/NR/NR	45,000	8.8	1,089,000	9.9	24.20	2/28/2025	4, 5-year options
Best Buy	NR/A3/BBB+	45,394	8.9	1,061,548	9.6	23.39	1/31/2023	4, 5-year options
New Seasons Market	NR/NR/NR	33,575	6.6	664,785	6.0	19.80	10/31/2039	5, 5-year options
PetSmart	NR/NR/NR	28,046	5.5	617,012	5.6	22.00	1/31/2028	1, 5-year option
Old Navy	NR/NR/NR	17,029	3.3	383,153	3.5	22.50	9/30/2022	None
Michaels Store	NR/NR/NR	24,184	4.7	380,414	3.4	15.73	3/31/2024	2, 5-year options
Home Goods	NR/A2/A	21,750	4.2	358,875	3.2	16.50	10/31/2024	4, 5-year options
Ulta Cosmetics	NR/NR/NR	10,151	2.0	276,310	2.5	27.22	10/31/2022	None
Columbia Bank	NR/NR/NR	7,500	1.5	243,340	2.2	32.45	9/30/2027	4, 5-year options
Ten Largest Tenants		342,722	66.9%	$6,269,441	56.7%	$18.29
Remaining Occupied Tenants		149,760	29.2	4,783,316	43.3	31.94
Total Occupied		492,482	96.2%	$11,052,757	100.0%	$22.44
Vacant		19,565	3.8	0
Total / Wtd. Avg.		512,047	100.0%	$11,052,757

(1)	Based on underwritten rent roll dated as of October 14, 2021.

(2)	Certain of the tenants have leases that provide for co-tenancy provisions. See “Description of the Mortgage Pool—Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus for additional information.

(3)	Certain ratings are those of the parent entity whether or not the parent entity guarantees the lease.

(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent per SF are inclusive of contractual rent steps through November 2022. Two tenants, Bank of America and Bank of the West, are underwritten to the average rent over their lease terms due to their investment grade status.

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	48,845	9.5	9.5%	1,412,111	12.8	$28.91	11
2023	68,017	13.3	22.8%	1,726,867	15.6	$25.39	7
2024	72,184	14.1	36.9%	1,657,271	15.0	$22.96	11
2025	62,643	12.2	49.2%	1,663,217	15.0	$26.55	7
2026	6,822	1.3	50.5%	239,282	2.2	$35.08	2
2027	24,025	4.7	55.2%	922,372	8.3	$38.39	6
2028	28,046	5.5	60.7%	617,012	5.6	$22.00	1
2029	13,819	2.7	63.4%	249,398	2.3	$18.05	3
2030	4,500	0.9	64.2%	170,500	1.5	$37.89	1
2031	19,913	3.9	68.1%	534,937	4.8	$26.86	4
2032 & Thereafter	143,668	28.1	96.2%	1,859,789	16.8	$12.95	2
Vacant	19,565	3.8	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	512,047	100.0%		$11,052,757	100.0%	$22.44	55

(1)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Expiration Schedule.

(2)	Based on the underwritten rent roll dated October 14, 2021.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent per SF are inclusive of contractual rent steps through November 2022. Two tenants, Bank of America and Bank of the West, are underwritten to the average rent over their lease terms due to their investment grade status.

The following table presents certain information relating to historical leasing at the Nyberg Portfolio Properties:

Historical Leased %(1)

2019	2020	As of 10/14/2021(2)
93.4%	91.7%	96.2%

(1)	As provided by the borrowers and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Based on the underwritten rent roll dated October 14, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: NYBERG PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Nyberg Portfolio Properties:

Cash Flow Analysis

	2019	2020	TTM 9/30/2021	Underwritten(1)	Underwritten $ per SF(1)
Base Rent(2)	$10,279,124	$10,509,885	$10,316,050	$11,052,757	$21.59
Vacant income	0	0	0	519,525	1.01
Expense Reimbursements	2,738,516	2,855,801	2,832,223	3,327,231	6.50
Gross Revenue	$13,017,640	$13,365,687	$13,148,272	$ 14,899,513	$29.10

Vacancy	0	0	0	(744,976)	(1.45)
Other Income	25,460	68,206	64,930	64,930	0.13
(Vacancy & Credit Loss)	0	0	0	0	0.00
Effective Gross Income	$13,043,100	$13,433,892	$13,213,202	$14,219,467	$27.77

Real Estate Taxes	1,375,339	$1,423,642	$1,449,879	1,463,009	2.86
Insurance	72,326	76,488	88,458	92,233	0.18
Ground Rent/Other	2,695,678	2,853,400	2,853,400	2,853,400	5.57
Other Operating Expenses	1,596,414	1,757,597	1,775,785	1,805,973	3.53
Total Operating Expenses	$5,739,758	$6,111,127	$6,167,522	$6,214,615	$12.14

Net Operating Income	$7,303,342	$7,322,765	$7,045,679	$8,004,852	$15.63
Replacement Reserves	0	0	0	76,807	0.15
TI/LC	0	0	0	512,047	1.00
Net Cash Flow	$7,303,342	$7,322,765	$7,045,679	$7,415,998	$14.48

Occupancy(3)	93.4%	91.7%	96.2%	95.0%
NOI Debt Yield	11.4%	11.5%	11.0%	12.5%
NCF DSCR	3.10x	3.10x	2.99x	3.14x

(1)	Based on the underwritten rent roll dated as of October 14, 2021.

(2)	Base Rent is inclusive of contractual rent steps through November 2022. Two tenants, Bank of America and Bank of the West, are underwritten to the average rent over their lease terms due to their investment grade status.

(3)	Occupancy is representative of a weighted average between the Nyberg Rivers property and the Nyberg Woods property. TTM 9/30/2021 Occupancy is as of October 14, 2021 and Underwritten Occupancy is based on economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: SARA LEE PORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	4		Loan Seller		GACC
Location (City/State)(1)	Various		Cut-off Date Balance(3)		$40,000,000
Property Type	Industrial		Cut-off Date Balance per SF(3)		$77.89
Size (SF)	810,779		Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 12/6/2021	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 12/6/2021	100.0%		Type of Security		Fee
Year Built / Latest Renovation(1)	Various / Various		Mortgage Rate		3.8550%
Appraised Value(1)	$104,200,000		Original Term to Maturity (Months)		120
Appraisal Date	9/3/2021 – 9/13/2021		Original Amortization Term (Months)		NAP
Borrower Sponsors(2)	AG Net Lease IV Corp., AG Net Lease IV(Q) Corp. and AG Net Lease Realty Fund IV Investments (H-1), L.P.		Original Interest Only Period (Months)		120
Property Management	Self-managed		First Payment Date		1/6/2022
			Maturity Date		12/6/2031

Underwritten Revenues	$5,786,692
Underwritten Expenses	$173,601		Escrows
Underwritten Net Operating Income (NOI)	$5,613,092			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,086,085		Taxes	$0	Springing
Cut-off Date LTV Ratio(3)	60.6%		Insurance	$0	Springing
Maturity Date LTV Ratio(3)	60.6%		Replacement Reserve	$0	Springing
DSCR Based on Underwritten NOI / NCF(3)	2.27x / 2.06x		TI/LC	$0	Springing
Debt Yield Based on Underwritten NOI / NCF(3)	8.9% / 8.1%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$63,150,000	63.0%	Purchase Price(4)	$98,699,150	98.4%
Principal’s New Cash Contribution	37,121,243	37.0	Closing Costs	1,572,093	1.6

Total Sources	$100,271,243	100.0%	Total Uses	$100,271,243	100.0%

(1)	See the “Sara Lee Portfolio Summary” chart below for the Location (City/State), Year Built / Latest Renovation and Appraised Values of the individual Sara Lee Portfolio Properties (as defined below).

(2)	The obligations of the borrower sponsors as non-recourse carveout guarantors are several, in accordance with their percentage ownership interests in the borrower, and are not joint.

(3)	The Sara Lee Portfolio loan is part of the Sara Lee Portfolio loan combination evidenced by two pari passu notes with an aggregate outstanding principal balance as of the cut-off date of $63.15 million. LTV Ratios, DSCR, Debt Yield and Cut-off Date Balance per SF set forth above are calculated based on the outstanding balance of the Sara Lee Portfolio loan combination.

(4)	The Sara Lee Portfolio Properties (as defined below) were purchased by the borrower from the sole tenant in a sale-leaseback transaction on July 16, 2021 in an all cash transaction.

Loan Combination Summary

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	Benchmark 2021-B31	Yes
A-2	23,150,000	23,150,000	DBRI(1)	No
Total	$63,150,000	$63,150,000

(1)	Expected to be contributed to one or more future securitizations.

The following table presents certain information relating to the individual Sara Lee Portfolio properties (the “Sara Lee Portfolio Properties”):

Sara Lee Portfolio Summary

Property Name	City, State	Year Built/Renovated	Net Rentable Area (SF)	Clear Heights (ft)(1)	Dock High Doors(1)	Occupancy	Allocated Cut-off Date Balance	Appraised Value	% of UW Base Rent(2)
2314 Sybrandt Road	Traverse City, MI	1963-1980/2018	325,122	16 - 30	6	100.0%	$30,787,140	$50,800,000	44.5%
110 Sara Lee Road	Tarboro, NC	1989/1999	405,930	34	8	100.0	27,878,119	46,000,000	47.9%
1528 South Hayford Road	Airway Heights, WA	2002/NAP	40,827	36	7	100.0	3,133,258	5,170,000	5.3%
105 Ashland Avenue	Southbridge, MA	1965, 1976, 1982, 1989/2011	38,900	16	5	100.0	1,351,483	2,230,000	2.2%
Total / Wtd. Avg.					26	100.0%	$63,150,000	$104,200,000	100.0%

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated December 6, 2021.

■	COVID-19 Update. As of November 17, 2021, the Sara Lee Portfolio Properties are open and operational. The Sara Lee Portfolio loan combination is not subject to any modification or forbearance requests. The first payment date of the Sara Lee Portfolio loan combination is January 6, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: SARA LEE PORTFOLIO

The following table presents certain information relating to the sole tenant at the Sara Lee Portfolio Properties:

Sole Tenant Based on Underwritten Based Rent(1)

Property Name	Tenant Name(2)	Credit Rating (Fitch/MIS/S&P)(3)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
110 Sara Lee Road	Sara Lee	NR/NR/NR	405,930	50.1%	2,777,550	47.9%	$6.84	7/16/2041	3, 10-year options
2314 Sybrandt Road	Sara Lee	NR/NR/NR	325,122	40.1	2,583,750	44.5	$7.95	7/16/2041	3, 10-year options
1528 South Hayford Road	Sara Lee	NR/NR/NR	40,827	5.0	310,000	5.3	$7.59	7/16/2041	3, 10-year options
105 Ashland Avenue	Sara Lee	NR/NR/NR	38,900	4.8	130,311	2.2	$3.35	7/16/2041	3, 10-year options
Total Occupied			810,779	100.0%	$5,801,611	100.0%	$7.16
Vacant			0	0.0	0	0.0	0.00
Total(4)			810,779	100.0%	$5,801,611	100.0%	$7.16

(1)	Based on the underwritten rent roll dated December 6, 2021.

(2)	The Sara Lee Portfolio Properties are subject to a master lease between the borrower as landlord and Sara Lee Frozen Bakery, LLC, Fresh Foods Corporation of America and Superior Cake Products, Inc. (collectively “Sara Lee”) as tenant.

(3)	Credit ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Sara Lee Portfolio Properties, based on the initial lease expiration date of the tenants shown above:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	0	0.0	0.0%	0	0.0	$0.00	0
2030	0	0.0	0.0%	0	0.0	$0.00	0
2031 & Thereafter	810,779	100.0	100.0%	5,801,611	100.0	$7.16	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	810,779	100.0%		$5,801,611	100.0%	$7.16	1

(1)	Based on the underwritten rent roll dated December 6, 2021.

The following table presents certain information relating to historical leasing at the Sara Lee Portfolio Properties:

Historical Leased %

2018(1)	2019(1)	2020(1)	As of 12/6/2021(2)
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year ended December 31 unless specified otherwise. The Sara Lee Portfolio Properties were owned and occupied by the sole tenant until the sale-leaseback transaction with the borrower on July 16, 2021.

(2)	Based on the underwritten rent roll dated December 6, 2021.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: SARA LEE PORTFOLIO

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Sara Lee Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$5,801,611	$7.16
Rent Steps	116,032	0.14
Gross Potential Rent	$5,917,643	$7.30

Total Recoveries	173,612	0.21
Vacancy	(304,563)	(0.38)
Effective Gross Income	$5,786,692	$7.14

Management Fee	173,601	0.21
Total Expenses(2)	$173,601	$0.21

Net Operating Income	$5,613,092	$6.92
Replacement Reserves	121,617	0.15
TI/LC	405,390	0.50
Net Cash Flow	$5,086,085	$6.27

Occupancy(3)	95.0%
NOI Debt Yield(4)	8.9%
NCF DSCR(4)	2.06x

(1)	The Sara Lee Portfolio Properties were purchased by the borrower from the sole tenant in a sale-leaseback transaction on July 16, 2021. Accordingly operating history is not available.

(2)	The Sara Lee lease is an absolute triple net lease with Sara Lee responsible for all expenses.

(3)	Underwritten Occupancy is based on the economic occupancy.

(4)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Sara Lee Portfolio loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.